As filed with the Securities and Exchange Commission on December 16, 2013

File No. 033-65137

File No. 811-07455

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under the SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 68

and/or

REGISTRATION STATEMENT

Under the INVESTMENT COMPANY ACT OF 1940

Amendment No. 69

(Check appropriate box or boxes)

Virtus Opportunities Trust

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (800) 243-1574

101 Munson Street

Greenfield, Massachusetts 01301

(Address of Principal Executive Offices)

Kevin J. Carr, Esq.

Counsel

Virtus Investment Partners, Inc.

100 Pearl St.

Hartford, Connecticut 06103

(Name and Address of Agent for Service)

Copies of All Correspondence to:

David C. Mahaffey, Esq.

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b)

☐ on                          pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on                          or at such later date as the Commission shall order pursuant to paragraph (a)(2)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on                          pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment consists of the following:

1.	Facing Sheet of the Registration Statement
2.	Prospectus for Virtus Emerging Markets Small-Cap Fund
3.	Part B
4.	Part C
5.	Signature Page

This Post-Effective Amendment No. 68 is being filed for the sole purpose of completing the registration of the new fund named above.

Part A of Registrant’s Post-Effective Amendment No. 61 to its registration statement filed on January 25, 2013, as supplemented and revised, is incorporated by reference herein and this Post-Effective Amendment No. 68 is being filed for the sole purpose of completing the registration of shares of Virtus Emerging Markets Small-Cap Fund.

PROSPECTUS

TICKER SYMBOL BY CLASS
FUND	A	C	I
Virtus Emerging Markets Small-Cap Fund	VAESX	VCESX	VIESX

TRUST NAME:	December 16, 2013
VIRTUS OPPORTUNITIES TRUST

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus contains important information that you should know before investing in Virtus mutual funds. Please read it carefully and retain it for future reference.	Not FDIC Insured No Bank Guarantee May Lose Value

Virtus Mutual Funds

Virtus Emerging Markets Small-Cap Fund

Investment Objective

The fund has an investment objective of capital appreciation.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page [    ] of the fund’s prospectus and “Alternative Purchase Arrangements” on page [    ] of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	(a)	1.00%	(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.20%	1.20%	1.20%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(c)	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	2.11%	2.86%	1.86%
Less: Expense Reimbursement(d)	(0.26)%	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.85%	2.60%	1.60%

(a)	Generally, Class A Shares are not subject to any charges by the Fund when redeemed; however, a contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The 18-month period begins on the last day of the month preceding the month in which the purchase was made.

(b)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c)	Estimated for current fiscal year.

(d)	The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.85% for Class A Shares, 2.60% for Class C Shares and 1.60% for Class I Shares through January 31, 2015. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place only for the period indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years
Class A	Sold or Held	$752	$1,174
Class C	Sold	$363	$861
	Held	$263	$861
Class I	Sold or Held	$163	$560

Virtus Emerging Markets Small-Cap Fund	1

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

Investments, Risks and Performance

Principal Investment Strategies

The fund pursues capital appreciation in emerging markets small-cap equities. The fund invests in a select group of small-cap companies believed by the subadviser to be undervalued relative to their future market growth potential. The investment strategy emphasizes companies that the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles.

Under normal circumstances, the fund invests at least 80% of its assets in equity or equity-linked securities of small capitalization companies located in emerging markets countries. The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $5 billion. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue or profit is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and American Depositary Receipts (ADRs). The subadviser does not use allocation models to restrict the fund’s investments to certain regions, countries or industries. Generally, the fund invests in approximately 30-60 securities at any given time.

Principal Risks

The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are:

>	Depositary Receipts. The risk that investments in foreign companies through depositary receipts will expose the fund to the same risks as direct investment in securities of foreign issuers.

>

Emerging Market Investing Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>

Equity-Linked Instruments Risk. The risk that, in addition to market risk and other risks of the referenced equity security, the fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the fund’s investment.

>

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in smaller companies may be more volatile than investments in larger companies.

>

Foreign Investing Risk. The risk that the prices of foreign securities in the fund’s portfolio will be more volatile than those of domestic securities, or will be negatively affected by economic, political or other developments.

>

Limited Number of Investments Risk. The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

>

Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

2	Virtus Emerging Markets Small-Cap Fund

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Small Market Capitalization Companies Risk. The risk that the fund’s investments in small market capitalization companies will increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Performance Information

The fund has not had a full calendar year of operations; therefore, performance information is not shown.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA.

Portfolio Management

>	James Fletcher, CFA, Portfolio Manager and Research Analyst at Kayne. Mr. Fletcher has served as a Portfolio Manager of the fund since inception in December 2013.

>	Craig Thrasher, CFA, Portfolio Manager and Senior Research Analyst at Kayne. Mr. Thrasher has served as a Portfolio Manager of the fund since inception in December 2013.

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$2,500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$100
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s Web site for more information.

Virtus Emerging Markets Small-Cap Fund	3

More Information About Fund Expenses

Virtus Investment Advisers, Inc. (“VIA”) has agreed to limit the total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) of certain of the funds so that such expenses do not exceed, on an annualized basis, the amounts indicated in the following table.

	Class A Shares	Class C Shares	Class I Shares	Through Date	Type*
Virtus Emerging Markets Small-Cap Fund	1.60%	2.35%	1.35%	January 31, 2015	C

* V=Voluntary, C=Contractual

Following the contractual period, if any, VIA may discontinue these arrangements at any time. Under certain conditions, VIA may recapture operating expenses waived or reimbursed under these expense limitation arrangements for a period of three years following the end of the fiscal period in which such waiver or reimbursement occurred.

4	Virtus Mutual Funds

More Information About Investment Objectives and Principal Investment Strategies

The investment objective and principal strategies of the fund are described in this section. The fund’s investment objective is non-fundamental. A non-fundamental investment objective may be changed by the Board of Trustees of that fund without shareholder approval. If the fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective and shareholders will be provided with at least 60 days advance notice of such change. There is no guarantee that the fund will achieve its objective.

Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the fund.

Virtus Mutual Funds	5

Virtus Emerging Markets Small-Cap Fund

Non-Fundamental Investment Objective:

The fund has an investment objective seeking capital appreciation.

Principal Investment Strategies:

Under normal circumstances, the fund invests at least 80% of its assets in equity or equity-linked securities of small capitalization companies located in emerging markets countries. The fund’s subadviser considers small-capitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $5 billion.

Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. In determining “location” of an issuer, the subadviser primarily relies on the country where the issuer is incorporated. However, the country of risk is ultimately determined based on analysis of the following criteria: actual building address (domicile), primary exchange on which the security is traded and country in which the greatest percentage of company revenue or profit is generated. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of the designated country. Equity securities in which the fund invests include common stocks, preferred stocks and ADRs.

The subadviser uses a strategy emphasizing highly profitable, consistently growing companies with low debt and rising cash flows. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, its relative competitive position in the industry and its financial structure.

A proprietary model is used to determine relative value.

The subadviser does not use allocation models to restrict the fund’s investments to certain regions, countries or industries. Generally, the fund invests in approximately 30-60 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

Temporary Defensive Strategy: If the subadviser does not believe that market conditions are favorable to the fund’s principal investment strategies, the fund may take temporary defensive positions that are inconsistent with its principal strategies by investing in cash or money market instruments, including, but not limited to, U.S. Government obligations maturing within one year from the date of purchase. When this allocation happens, the fund may not achieve its investment objective.

Please see “More Information About Risks Related to Principal Investment Strategies” for information about the risks of investing in the fund. Please refer to “Additional Investment Techniques” for other investment techniques of the fund.

6	Virtus Emerging Markets Small-Cap Fund

More Information About Risks Related to Principal Investment Strategies

The fund may not achieve its objective and is not intended to be a complete investment program.

Generally, the value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser or subadviser expects. As a result, the value of your shares may decrease.

Specific risks of investing in the fund are described below. The risks may apply indirectly through the fund’s investments in other investment companies.

Depositary Receipts

The fund may invest in American Depositary Receipts (ADRs) sponsored by U.S. banks, European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), ADRs not sponsored by U.S. banks, other types of depositary receipts (including non-voting depositary receipts), and other similar instruments representing securities of foreign companies.

Although certain depositary receipts may reduce or eliminate some of the risks associated with foreign investing, these types of securities generally are subject to many of the same risks as direct investment in securities of foreign issuers.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the fund goes down, the value of the fund’s shares will be affected.

•

Small Market Capitalization Companies Risk. Small companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small companies may be more volatile, and may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

Foreign Investing Risks

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

•

Currency Rate Risk. Because the foreign securities in which a fund invests generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the fund’s shares is calculated in U.S. dollars, it is possible for the fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the fund’s holdings in foreign securities.

Virtus Mutual Funds	7

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Emerging Market Investing Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

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Equity-Linked Instruments. Equity-linked instruments are instruments of various types issued by financial institutions or special purpose entities located in foreign countries to provide the synthetic economic performance of a referenced equity security, including benefits from dividends and other corporate actions, but without certain rights of direct investment in the referenced securities, such as voting rights. In addition to the market and other risks of the referenced equity security, equity-linked instruments involve counterparty risk, which includes the risk that the issuing entity may not be able to honor its financial commitment. Equity-linked instruments have no guaranteed return of principal and may experience a return different from the referenced equity security. Typically, a fund will invest in equity-linked instruments in order to obtain exposure to certain countries in which it does not have local accounts.

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Foreign Currency Transactions. A fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. These transactions are designed to hedge the fund’s exposure to foreign currency risks; however, such investments may not prove successful or may have the effect of limiting gains from favorable market movements.

Limited Number of Investments Risk

The risk that the fund’s portfolio will be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.

Market Volatility Risk

The risk that the value of the securities in which a fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Instability in the financial markets has exposed the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude a fund’s ability to achieve its investment objective.

Management of the Fund

The Adviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the fund and is located at 100 Pearl Street, Hartford, CT 06103. VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of September 30, 2013, VIA had approximately $[    ] billion in assets under management. VIA has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded multi-manager asset management business.

Subject to the direction of the fund’s Board of Trustees, VIA is responsible for managing the fund’s investment program and for the general operations of the fund, including oversight of the fund’s subadviser and for recommending their hiring, termination and replacement.

8	Virtus Mutual Funds

VIA has appointed and oversees the activities of the subadviser for the fund as follows. The subadviser manages the investments of the fund.

Virtus Emerging Markets Small-Cap Fund	Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson Rudnick”)

Management Fees

The fund pays VIA an investment management fee that is accrued daily against the value of the fund’s net assets at the following annual rates.

	First $1 billion	Over $1 billion
Virtus Emerging Markets Small-Cap Fund	1.20%	1.15%

The Subadviser

Kayne Anderson Rudnick, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of September 30, 2013, Kayne had approximately $[    ] billion in assets under management.

VIA pays the subadviser a subadvisory fee which is calculated on the fund’s average daily net assets at the following annual rates:

Virtus Emerging Markets Small-Cap Fund	50% of net investment management fee

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the fund’s 2013 semiannual report, covering the period October 1, 2013 through March 31, 2014.

VIA and the fund have received an exemptive order from the SEC that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action.

Portfolio Management

The following individuals are responsible for the day-to-day management of the funds’ portfolios.

Kayne Anderson Rudnick

Virtus Emerging Markets Small-Cap Fund	James Fletcher, CFA Craig Thrasher, CFA (both since the fund’s inception in December 2013)

James Fletcher, CFA. Mr. Fletcher is a Portfolio Manager and Research Analyst at Kayne (since November 2013). Prior to joining Kayne, Mr. Fletcher was a senior research analyst with Westwood Global Investments, where he was responsible for leading the research team within all industries and countries across emerging markets (2007 to 2013).

Craig Thrasher, CFA. Mr. Thrasher is a Portfolio Manager and Senior Research Analyst at Kayne with primary research responsibilities for the small and mid-capitalization financial sector. Before joining Kayne in 2008, Mr. Thrasher was employed at Kirr, Marbach & Company as an equity analyst from 2003 to 2006. In the interim, Mr. Thasher pursued his interest in foreign cultures while travelling throughout Europe, Africa, Asia and South America.

Please refer to the SAI for additional information about the funds’ portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.

Virtus Mutual Funds	9

Additional Investment Techniques

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in additional investment techniques that present additional risks to the fund. Those additional investment techniques in which the fund is expected to engage as of the date of this prospectus, and the associated risks, are described below, although other techniques may be utilized from time to time. Many of the additional investment techniques that the fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the SAI.

Exchange-Traded Funds (ETFs)

ETFs invest in a portfolio of securities designed to track a particular market segment or index. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs incur a layering of expenses, including operating costs and advisory fees that fund shareholders indirectly bear; such expenses may exceed the expenses a fund would incur if it invested directly in the underlying portfolio of securities the ETF is designed to track. Shares of ETFs trade on a securities exchange and may trade at, above, or below their net asset value.

Illiquid and Restricted Securities

Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the fund to incur expenses in addition to those normally associated with the sale of a security.

Mutual Fund Investing

Through its investments in other mutual funds, a fund is exposed to not only to the risks of the underlying funds’ investments but also to certain additional risks. Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear. Such fees and expenses may exceed the fees and expenses the fund would have incurred if it invested in the underlying fund’s assets directly. To the extent that the expense ratio of an underlying fund changes, the weighted average operating expenses borne by the fund may increase or decrease. An underlying fund may change its investment objective or policies without the approval of the fund, and the fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund. If a fund invests in closed-end funds, it may incur added expenses such as additional management fees and trading costs and additional risks associated with trading at a discount to NAV and use of leverage.

Securities Lending

A fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses. In addition, there is a risk of delay in receiving additional collateral or in the recovery of the securities, and a risk of loss of rights in the collateral, in the event that the borrower fails financially. There is also a risk that the value of the investment of the collateral could decline, causing a loss to the fund.

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the SAI for more detailed information about these and other investment techniques of the funds.

10	Virtus Mutual Funds

Pricing of Fund Shares

How is the Share Price determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies’ net asset values (“NAVs”). Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s NAV. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

Liabilities: Accrued liabilities for class-specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s NAV per share.

The NAV per share of each class of each fund is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (“NYSE”) is open for trading. A fund will not calculate its NAV per share class on days when the NYSE is closed for trading. If a fund (or underlying fund, as applicable) holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the NAV of the funds’ shares may change on days when shareholders will not be able to purchase or redeem the funds’ shares.

How are securities fair valued?

If market quotations are not readily available or available prices are not reliable, the funds (or underlying funds, as applicable) determine a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the

Virtus Mutual Funds	11

amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its NAV (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the funds’ fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the funds’ authorized agents in good order prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s NAV. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the respective fund’s NAV is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

The fund offers from three classes of shares. With the exception of Class I Shares, each class of shares has different sales and distribution charges. (See “Fees and Expenses” in each fund’s “Fund Summary,” previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the 1940 Act (Rule 12b-1 Fees), as amended, that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

The Rule 12b-1 Fees for each class of the fund are as follows:

Fund	Class A	Class C	Class I
Virtus Emerging Markets Small-Cap Fund	0.25%	1.00%	None

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

12	Virtus Mutual Funds

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, retirement accounts such as individual retirement accounts (“IRAs”), non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the SAI in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of virtus.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Virtus Mutual Fund Services by calling toll-free 800-243-1574.

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) on purchases on which a finder’s fee has been paid. The CDSC is 1.00%. The 18-month period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and generally pay higher dividends than Class C Shares.

Class C Shares (not offered by Virtus CA Tax-Exempt Bond Fund). If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Class I Shares. Class I shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the funds’ distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Virtus Mutual Fund Services by calling 800-243-1574.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the NAV plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the SAI.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and VP Distributors, LLC (“the Distributor.”)

Virtus Mutual Funds	13

Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Contingent Deferred Sales Charge you may pay on Class A Shares

Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. The CDSC is 1.00%.

Class A Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the SAI.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund that has not previously paid a sales charge) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to Virtus Mutual Funds or their agents at the time of purchase to exercise this right.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund that has not previously paid a sales charge), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as either (a) any individual, their spouse and minor children purchasing shares for his, her or their own account (including an IRA account) including his or their own trust or sole proprietorship; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (d) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Virtus Mutual Fund (other than any Virtus money market fund that has not previously paid a sales charge), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding commitment. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

14	Virtus Mutual Funds

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class B Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Virtus Mutual Funds; directors, officers, employees and sales representatives of the adviser, subadvisers and Distributor and corporate affiliates of the adviser, subadvisers and Distributor; private clients of an adviser or subadviser to any of the Virtus Mutual Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the SAI for more information about qualifying for purchases of Class A Shares at NAV.

Deferred Sales Charge Alternative—Class C Shares

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in NAV or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

You will not pay any deferred sales charge to sell Class C Shares of the Virtus Multi-Sector Short Term Bond Fund.

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or, in some cases, the Distributor may pay certain fees from its own profits and resources.

Dealers and other entities that enter into special arrangements with the Distributor or the funds’ transfer agent, Virtus Fund Services, LLC (“Transfer Agent”) may receive compensation from or on behalf of the funds for providing certain

Virtus Mutual Funds	15

recordkeeping and related services to the funds or their shareholders. These fees may also be referred to as shareholder accounting fees, administrative services fees, sub-transfer agent fees or networking fees. They are not for the sale, promotion or marketing of fund shares.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. These payments are sometimes referred to as “revenue sharing.” Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases of Class A Shares by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such Class A investments within 18 months of purchase. The CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. The Distributor reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

The categories of payments the Distributor and/or the Transfer Agent may make to other parties are not mutually exclusive, and such parties may receive payments under more than one or all categories. These payments could be significant to a party receiving them, creating a conflict of interest for such party in making investment recommendations to investors. Investors should make due inquiry of any party recommending the funds for purchase to ensure that such investors are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

A document containing information about sales charges, including breakpoint (volume) discounts, is available free of charge on the Internet at virtus.com. In the Individual Investors section, go to the tab “Investors Knowledge Base” and click on the link for Breakpoint (Volume) Discounts.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Virtus Mutual Fund Services by calling 800-243-1574.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Virtus Mutual Funds;

16	Virtus Mutual Funds

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Virtus Mutual Funds; or

•	Wire transfers or Automated Clearing House (“ACH”) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds; however, the funds generally do not accept such other forms of payment as cash equivalents (such as traveler’s checks, cashier’s checks, money orders or bank drafts), starter checks, credit card convenience checks, or certain third party checks. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at the NAV next calculated after the decision is made by us to close the account.

Step 1.

Your first choice will be the initial amount you intend to invest.

Minimum initial investments:

>

$100 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See Investor Services and Other Information for additional detail.)

>

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

>	$2,500 for all other accounts.

Minimum additional investments:

>	$100 for any account.

>

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

>	Receive both dividends and capital gain distributions in additional shares;

>	Receive dividends in additional shares and capital gain distributions in cash;

>	Receive dividends in cash and capital gain distributions in additional shares; or

>	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

Virtus Mutual Funds	17

How to Buy Shares

To Open An Account (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
Through express delivery	Complete a New Account Application and send it with a check payable to the fund. Send them to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722.
By Federal Funds wire	Call us at 800-243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the NAV next determined after receipt of a purchase order in good order by the funds’ transfer agent, Virtus Fund Services, LLC (the “Transfer Agent”). A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes the appropriate application(s) and/or other form(s) and any supporting legal documentation required by the Transfer Agent, each in legible form.

Each fund reserves the right to refuse any order that may disrupt the efficient management of that fund.

How to Sell Shares

You have the right to have the funds buy back shares at the NAV next determined after receipt of a redemption order by the funds’ Transfer Agent or an authorized agent. In the case of a Class C Share redemption, and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is generally made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares (Class A and Class C Shares only)
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction to: Virtus Mutual Funds, 4400 Computer Drive, Westborough, MA 01581-1722. Be sure to include the registered owner’s name, fund and account number and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling 800-243-1574.
By telephone exchange	Call us at 800-243-1574 (press 1, then 0).
By check (fixed income funds only)	If you selected the checkwriting feature, you may write checks for amounts of $250 or more. Checks may not be used to close accounts.

18	Virtus Mutual Funds

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem or exchange shares of the funds. Each fund reserves the right to pay large redemptions “in kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer.

Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at 800-243-1574.

Redemptions by Mail

Þ	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instruction if both of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instruction with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

Þ	If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at 800-243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. As of the date of the Prospectus, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days’ notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended; however, shareholders would be able to make redemptions through other methods described above.

Virtus Mutual Funds	19

Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Virtus Mutual Fund at NAV, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. You can call Virtus Mutual Fund Services at 800-243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes.

Annual Fee on Small Accounts

To help offset the costs associated with maintaining small accounts, Virtus Mutual Funds reserve the right to assess an annual $25 small account fee on fund accounts with a balance below $2,500. The small account fee may be waived in certain circumstances, such as for accounts that have elected electronic delivery of statements/regulatory documents and accounts owned by shareholders having multiple accounts with a combined value of over $25,000. The small account fee does not apply to accounts held through a financial intermediary.

The small account fee will be collected through the automatic sale of shares in your account. We will send you written notice before we charge the $25 fee so that you may increase your account balance above the minimum, sign up for electronic delivery, consolidate your accounts or liquidate your account. You may take these actions at any time by contacting your investment professional of the Transfer Agent.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at NAV, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by a fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the respective fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Inactive Accounts

As required by the laws of certain states, if no activity occurs in an account within the time period specified by your state law, the assets in your account may be transferred to the state.

Exchange Privileges

You should read the prospectus of the Virtus Mutual Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor; by calling 800-243-4361; or on the Internet at virtus.com.

•

You may exchange shares of one fund for the same class of shares of another Virtus Mutual Fund (e.g., Class A Shares for Class A Shares). Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

20	Virtus Mutual Funds

•

On exchanges into Class A of a Virtus money market fund from Class A of a Virtus non-money market fund made within 18 months of a finder’s fee being paid on such Virtus non-money market fund shares, a CDSC may be assessed on exchange proceeds. For all Virtus fixed income funds, Virtus AlphaSector® Rotation Fund and Virtus Disciplined Select Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%.

•	Exchanges may be made by telephone (800-243-1574) or by mail (Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074)).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required, unless the minimum has been waived (as described in the SAI).

•	The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

•

In certain circumstances, a fund, the Distributor or the Transfer Agent may enter into an agreement with a financial intermediary to permit exchanges from one class of a fund into another class of the same fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the fund, Distributor or the Transfer Agent, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the fund, the Distributor or the Transfer Agent and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the fund.

Disruptive Trading and Market Timing

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among Virtus Mutual Funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the fund may expose the fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “time-zone arbitrage.” Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board of Trustees has adopted these policies and procedures as a preventive measure to protect all shareholders from the

Virtus Mutual Funds	21

potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Virtus Mutual Fund complex, in non-Virtus mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and certain 403(b) plans. For more information, call 800-243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. (See the “Systematic Purchase” Section on the application.)

22	Virtus Mutual Funds

Systematic Exchange allows you to automatically move money from one Virtus Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Virtus Mutual Fund will be exchanged for shares of the same class of another Virtus Mutual Fund at the interval you select. (See the “Systematic Exchange” Section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Virtus Mutual Fund for the same class of shares in another Virtus Mutual Fund, using our customer service telephone service (800-243-1574). (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Virtus Mutual Fund shares worth at least $5,000.

Disclosure of Fund Portfolio Holdings. A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the SAI.

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
Virtus Emerging Markets Small-Cap Fund	Semiannually

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

Virtus Mutual Funds	23

ADDITIONAL INFORMATION

You can find more information about the funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of virtus.com, or you can request copies by calling Virtus Mutual Fund Services toll-free at 800-243-1574. You may also call this number to request other information about the funds or to make shareholder inquiries.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Virtus Mutual Fund Services: 800-243-1574

Investment Company Act File No. 811-7455	12-13
8020

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301

STATEMENT OF ADDITIONAL INFORMATION

December 16, 2013

Virtus Opportunities Trust (The “Trust) is an open-end management investment company issuing shares in 32 separate series or “Funds”, all of which are publicly offered and described herein:

FUND	TICKER SYMBOL BY CLASS
	A	B	C	I	T
Virtus Allocator Premium AlphaSectorSM Fund	VAAAX		VAACX	VAISX
Virtus AlphaSectorSM Rotation Fund	PWBAX		PWBCX	VARIX
Virtus Alternatives Diversifier Fund	PDPAX		PDPCX	VADIX
Virtus Bond Fund	SAVAX	SAVBX	SAVCX	SAVYX
Virtus CA Tax-Exempt Bond Fund	CTESX			CTXEX
Virtus Disciplined Equity Style Fund	VDEAX		VDECX	VDEIX
Virtus Disciplined Select Bond Fund	VDBAX		VDBCX	VDBIX
Virtus Disciplined Select Country Fund	VDCAX		VDCCX	VDCIX
Virtus Dynamic AlphaSectorSM Fund	EMNAX	EMNBX	EMNCX	VIMNX
Virtus Emerging Markets Debt Fund	VEDAX		VEDCX	VIEDX
Virtus Emerging Markets Equity Income Fund	VEIAX		VEICX	VEIIX
Virtus Emerging Markets Small-Cap Fund	VAESX		VCESX	VIESX
Virtus Foreign Opportunities Fund	JVIAX		JVICX	JVXIX
Virtus Global Commodities Stock Fund	VGCAX		VGCCX	VGCIX
Virtus Global Dividend Fund	PGUAX		PGUCX	PGIUX
Virtus Global Opportunities Fund	NWWOX	WWOBX	WWOCX	WWOIX
Virtus Global Premium AlphaSectorSM Fund	VGPAX		VGPCX	VGPIX
Virtus Global Real Estate Securities Fund	VGSAX		VGSCX	VGISX
Virtus Greater Asia ex Japan Opportunities Fund	VGAAX		VGACX	VGAIX
Virtus Greater European Opportunities Fund	VGEAX		VGECX	VGEIX
Virtus Herzfeld Fund	VHFAX		VHFCX	VHFIX
Virtus High Yield Fund	PHCHX	PHCCX	PGHCX	PHCIX
Virtus International Equity Fund	VIEAX		VIECX	VIIEX
Virtus International Real Estate Securities Fund	PXRAX		PXRCX	PXRIX
Virtus International Small-Cap Fund	VISAX		VCISX	VIISX
Virtus Low Volatility Equity Fund	VLVAX		VLVCX	VLVIX
Virtus Multi-Sector Intermediate Bond Fund	NAMFX	NBMFX	NCMFX	VMFIX
Virtus Multi-Sector Short Term Bond Fund	NARAX	PBARX	PSTCX	PIMSX	PMSTX
Virtus Premium AlphaSectorSM Fund	VAPAX		VAPCX	VAPIX
Virtus Real Estate Securities Fund	PHRAX	PHRBX	PHRCX	PHRIX
Virtus Senior Floating Rate Fund	PSFRX		PFSRX	PSFIX
Virtus Wealth Masters Fund	VWMAX		VWMCX	VWMIX

This Statement of Additional Information relates to the Class A, Class B, Class C, Class I and Class T shares of the Funds. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses for the Funds as described below and as supplemented from time to time. Each Fund’s Prospectuses are incorporated by reference into this SAI, and the portions of this SAI that relate to each Fund have been incorporated by reference into such Fund’s Prospectuses. The portions of this SAI that do not relate to a Fund do not form a part of such Fund’s SAI, have not been incorporated by reference into such Fund’s Prospectuses and should not be relied upon by investors in such Fund.

The Prospectuses may be obtained by downloading them from virtus.com; by calling VP Distributors, LLC at 800.243.1574; or by writing to the Distributor at 100 Pearl Street, Hartford, CT 06103.

Capitalized terms used and not defined herein have the same meanings as those used in the Prospectuses.

The audited financial statements for the Funds appear in each Fund’s annual report for its most recent fiscal year. The financial statements from the foregoing annual report are incorporated herein by reference. Shareholders may obtain a copy of the Annual Report dated September 30, 2012, without charge, by calling 800.243.1574 or by downloading it from virtus.com.

Transfer Agent: 800.243.1574

Adviser Consulting Group: 800.243.4361

Telephone Orders: 800.367.5877

Web Site: virtus.com

GLOSSARY

1933 Act	The Securities Act of 1933, as amended

1940 Act	The Investment Company Act of 1940, as amended

ACH	Automated Clearing House, a nationwide electronic money transfer system that provides for the inter-bank clearing of credit and debit transactions and for the exchange of information among participating financial institutions

Administrator	The Trust’s administrative agent, Virtus Fund Services, LLC

ADRs	American Depositary Receipts

ADSs	American Depositary Shares

Adviser	The investment adviser to the Funds, Virtus Investment Advisers, Inc.

Allocator Premium AlphaSectorSM Fund	Virtus Allocator Premium AlphaSectorSM Fund

AlphaSectorSM Funds	Collectively, Allocator Premium AlphaSectorSM Fund, AlphaSectorSM Rotation Fund, Dynamic AlphaSectorSM Fund, Global Premium AlphaSectorSM Fund, and Premium AlphaSectorSM Fund

AlphaSectorSM Rotation Fund	Virtus AlphaSectorSM Rotation Fund

Alternatives Diversifier Fund	Virtus Alternatives Diversifier Fund

BMO AM	BMO Asset Management Corp. (formerly known as Harris Investment Management, Inc.) subadviser to the Global Commodities Fund

BNY Mellon	BNY Mellon Investment Servicing (US) Inc., the sub-administrative and accounting agent for the Funds

Bond Fund	Virtus Bond Fund

CA Tax-Exempt Bond Fund	Virtus CA Tax-Exempt Bond Fund

CCO	Chief Compliance Officer

CDRs	Continental Depositary Receipts (another name for EDRs)

CDSC	Contingent Deferred Sales Charge

CEA	Commodity Exchange Act, which is the U.S. law governing trading in commodity futures

CFTC	Commodity Futures Trading Commission, which is the U.S. regulator governing trading in commodity futures

Code	The Internal Revenue Code of 1986, as amended, which is the law governing U.S. federal taxes

Coxe	Coxe Advisors LLP sub-subadviser to the Global Commodities Fund

Custodian	The custodian of the Funds’ assets, JPMorgan Chase Bank, N.A.

Disciplined Equity Fund	Virtus Disciplined Equity Style Fund

Disciplined Funds	Collectively, Disciplined Select Bond Fund, Disciplined Select Country Fund and Disciplined Equity Style Fund

Disciplined Bond Fund	Virtus Disciplined Select Bond Fund

Disciplined Country Fund	Virtus Disciplined Select Country Fund

Distributor	The principal underwriter of shares of the Funds, VP Distributors, LLC

Duff & Phelps	Duff & Phelps Investment Management Co. subadviser to the Global Dividend Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund

Dynamic AlphaSectorSM Fund	Virtus Dynamic AlphaSectorSM Fund

EDRs	European Depositary Receipts (another name for CDRs)

EM Debt Fund	Virtus Emerging Markets Debt Fund

EM Equity Income Fund	Virtus Emerging Markets Equity Income Fund

EM Small-Cap Fund	Virtus Emerging Markets Small-Cap Fund

ETFs	Exchange-traded Funds

Euclid	Euclid Advisors, LLC subadviser to the Allocator Premium AlphaSectorSM Fund, AlphaSectorSM Rotation Fund, Alternatives Diversifier Fund, Dynamic AlphaSectorSM Fund, Global Premium AlphaSectorSM Fund and Premium AlphaSectorSM Fund

FHFA	Federal Housing Finance Agency, an independent Federal agency that regulates FNMA, FDMC and the twelve Federal Home Loan Banks

FHLMC	Federal Home Loan Mortgage Corporation, also known as “Freddie Mac”, which is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders

FINRA	Financial Industry Regulatory Authority, a self-regulatory organization with authority over registered broker-dealers operating in the United States, including VP Distributors

FNMA	Federal National Mortgage Association, also known as “Fannie Mae”, which is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development

Foreign Opportunities Fund	Virtus Foreign Opportunities Fund

F-Squared Alternative	F-Squared Alternative Advisors, LLC subadviser to the Dynamic AlphaSectorSM Fund

F-Squared Institutional	F-Squared Institutional Advisors, LLC subadviser to the Allocator Premium AlphaSectorSM Fund, AlphaSectorSM Rotation Fund, Global Premium AlphaSectorSM Fund and Premium AlphaSectorSM Fund

Funds	The series of the Trust discussed in this SAI

Funds of Funds	Collectively, AlphaSectorSM Funds, Alternatives Diversifier Fund, Disciplined Funds, Dynamic AlphaSectorSM Fund, AlphaSectorSM Funds, Alternatives Diversifier Fund, the Disciplined Funds, Low Volatility Fund and Herzfeld Fund

GDRs	Global Depositary Receipts

GICs	Guaranteed Investment Contracts

Global Commodities Fund	Virtus Global Commodities Stock Fund

Global Dividend Fund	Virtus Global Dividend Fund

Global Opportunities Fund	Virtus Global Opportunities Fund

Global Premium AlphaSectorSM Fund	Virtus Global Premium AlphaSectorSM Fund

Global Real Estate Fund	Virtus Global Real Estate Securities Fund

GNMA	Government National Mortgage Association, also known as “Ginnie Mae”, is a wholly-owned United States Government corporation within the Department of Housing and Urban Development

Greater Asia Fund	Virtus Greater Asia ex Japan Opportunities Fund

Greater European Fund	Virtus Greater European Opportunities Fund

Herzfeld	Thomas J. Herzfeld Advisors, Inc. subadviser to the Herzfeld Fund

Herzfeld Fund	Virtus Herzfeld Fund

High Yield Fund	Virtus High Yield Fund

Horizon	Horizon Asset Management, LLC subadviser to the Wealth Masters Fund

IMF	International Monetary Fund, an international organization seeking to promote international economic cooperation, international trade, employment and exchange rate stability, among other things

International Equity Fund	Virtus International Equity Fund

International Real Estate Fund	Virtus International Real Estate Securities Fund

International Small-Cap Fund	Virtus International Small-Cap Fund

IRA	Individual Retirement Account

IRS	The United States Internal Revenue Service, which is the arm of the U.S. government that administers and enforces the Code

JPMorgan	JPMorgan Chase Bank, N.A.

Kayne Anderson	Kayne Anderson Rudnick Investment Management, LLC subadviser to the EM Small-Cap Fund and International Small-Cap Fund

KBI	Kleinwort Benson Investors International, Ltd. subadviser to the EM Equity Income Fund

LIBOR	London Interbank Offering Rate, an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market

Low Volatility Fund	Virtus Low Volatility Equity Fund

Monegy	Monegy, Inc. (formerly known as HIM Monegy, Inc.) subadviser to the High Yield Income Fund

Moody’s	Moody’s Investors Service, Inc.

Multi-Sector Intermediate Bond Fund	Virtus Multi-Sector Intermediate Bond Fund

Multi-Sector Short Term Bond Fund	Virtus Multi-Sector Short Term Bond Fund

NAV	Net Asset Value, which is the per-share price of a Fund

Newfleet	Newfleet Asset Management, LLC subadviser to the Bond Fund, CA Tax-Exempt Bond Fund, Emerging Markets Debt Fund, High Yield Fund and Senior Floating Rate Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund

Newfound	Newfound Investments subadviser to the Disciplined Equity Style Fund, Disciplined Select Bond Fund and Disciplined Select Country Fund

NYSE	New York Stock Exchange

OCC	Options Clearing Corporation, the world’s largest equity derivatives clearing corporation

OECD	Organization for Economic Cooperation and Development, an international organization seeking to promote economic progress and world trade

PERLS	Principal Exchange Rate Linked Securities

PNX	Phoenix Life Insurance Company, which is the former parent company of Virtus Investment Partners, Inc., and certain of its corporate affiliates

Premium AlphaSectorSM Fund	Virtus Premium AlphaSectorSM Fund

Prospectuses	The prospectuses for the Funds, as amended from time to time

Pyrford	Pyrford International Ltd., subadviser to the International Equity Fund

Rampart	Rampart Investment Management Company, LLC subadviser to the Low Volatility Equity Fund

Real Estate Fund	Virtus Real Estate Securities Fund

Regulations	The Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended

RIC	Regulated Investment Company, a designation under the Code indicating a U.S.-registered investment company meeting the specifications under the Code allowing the investment company to be exempt from paying U.S. federal income taxes

S&P	Standard & Poor’s Corporation

S&P 500® Index	The Standard & Poor’s 500® Index, which is a free-float market capitalization-weighted index of 500 of the largest U.S. companies, calculated on a total return basis with dividends reinvested

SAI	This Statement of Additional Information

Senior Floating Rate Fund	Virtus Senior Floating Rate Fund

SIFMA	Securities Industry and Financial Markets Association (formerly, the Bond Market Association), a financial industry trade group consisting of broker-dealers and asset managers across the United States

SMBS	Stripped Mortgage-backed Securities

Transfer Agent	The Trust’s transfer agent, Virtus Fund Services, LLC

Trust	Virtus Opportunities Trust

VIA	Virtus Investment Advisers, Inc.

Virtus	Virtus Investment Partners, Inc., which is the parent company of the Adviser, the Distributor, the Administrator/Transfer Agent, Duff & Phelps, Euclid, Kayne Anderson, Newfleet, Newfound and Rampart

Virtus Fund Services	Virtus Fund Services, LLC

Virtus Mutual Funds	The family of funds consisting of the Funds, the series of Virtus Insight Trust and the series of Virtus Equity Trust

Vontobel	Vontobel Asset Management, Inc., subadviser to the Foreign Opportunities Fund and Global Opportunities Fund, Greater Asia Fund, Greater European Fund

VP Distributors	VP Distributors, LLC

VVIT	Virtus Variable Insurance Trust, a separate trust consisting of several series advised by VIA and distributed by VP Distributors

Wealth Masters Fund	Virtus Wealth Masters Fund

World Bank	International Bank for Reconstruction and Development, an international financial institution that provides loans to developing countries for capital programs

GENERAL INFORMATION AND HISTORY

The Trust is an open-end management investment company organized as a Delaware statutory trust December 18, 1995. Prior to January 27, 2006, the Trust was named “Phoenix-Seneca Funds.” From January 27, 2006 to October 20, 2008, the Trust was named “Phoenix Opportunities Trust.”

The Trust’s Prospectuses describe the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The respective investment objective(s) for Multi-Sector Short Term Bond Fund, Real Estate Fund and AlphaSectorSM Rotation Fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The respective investment objective(s) for each of the other Funds is a non-fundamental policy of that Fund and may be changed without shareholder approval upon 60 days notice. The following discussion supplements the disclosure in the Prospectuses.

Fund Type	Fund	Investment Objective
Alternatives	Alternatives Diversifier Fund	The fund is a fund of funds that has an investment objective of long-term capital appreciation.
	Dynamic AlphaSectorSM Fund	The fund’s investment objective is to seek long-term capital appreciation.
	Global Commodities Fund*	The fund has an investment objective of capital appreciation.
	Global Dividend Fund	The fund has an investment objective of capital appreciation and current income.
	Global Real Estate Fund*	The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
	Herzfeld Fund*	The fund has an investment objective of seeking capital appreciation and current income.
	International Real Estate Fund	The fund has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income.
	Real Estate Fund	The fund has investment objectives of capital appreciation and income with approximately equal emphasis.
Asset Allocation	Allocator Premium AlphaSectorSM Fund*	The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
Equity	AlphaSectorSM Rotation Fund*	The fund has an investment objective of long-term capital appreciation.
	Disciplined Equity Style Fund*	The fund has an investment objective of capital appreciation.
	Low Volatility Equity Fund	The fund has an investment objective of capital appreciation with lower volatility than the U.S. equity markets over a full market cycle.
	Premium AlphaSectorSM Fund*	The fund has an investment objective of long-term capital appreciation.

Fund Type	Fund	Investment Objective
	Wealth Masters Fund*	The fund has an investment objective of capital appreciation.
Fixed Income	Bond Fund	The fund has an investment objective of high total return from both current income and capital appreciation.
	CA Tax-Exempt Bond Fund	The fund has an investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.
	Disciplined Select Bond Fund*	The fund has an investment objective of high total return from current income and capital appreciation.
	Emerging Markets Debt Fund*	The fund has an investment objective of seeking total return from current income and capital appreciation.
	High Yield Fund	The fund has a primary investment objective of high current income and a secondary objective of capital growth.
	Multi-Sector Intermediate Bond Fund	The fund has an investment objective of maximizing current income while preserving capital.
	Multi-Sector Short Term Bond Fund	The fund has an investment objective of providing high current income while attempting to limit changes in the fund’s net asset value per share caused by interest rate changes.
	Senior Floating Rate Fund	The fund has an investment objective of high total return from both current income and capital appreciation.
International/Global	Disciplined Select Country Fund*	The fund has an investment objective of capital appreciation.
	Emerging Markets Equity Income Fund*	The fund has an investment objective of seeking capital appreciation and income.
	Emerging Markets Small-Cap Fund	The fund has an investment objective of capital appreciation.
	Foreign Opportunities Fund	The fund has an investment objective of long-term capital appreciation.
	Global Opportunities Fund	The fund has an investment objective of capital appreciation.

Fund Type	Fund	Investment Objective
	Global Premium AlphaSectorSM Fund*	The fund has an investment objective of capital appreciation. In pursuing this objective, the fund maintains an emphasis on preservation of capital.
	Greater Asia Fund*	The fund has an investment objective of long-term capital appreciation.
	Greater European Fund*	The fund has an investment objective of long-term capital appreciation.
	International Equity Fund*	The fund has an investment objective of long-term capital appreciation.
	International Small-Cap Fund*	The fund has an investment objective of capital appreciation.

*	Prior to October 1, 2008, these funds had “Phoenix” in their names instead of “Virtus.”

Capital Stock and Organization of the Trust

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different series called Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and also on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of Shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders of the Funds. The Board of Trustees will call a meeting of shareholders of a Fund when at least 10% of the outstanding shares of that Fund so request in writing. If the Board of Trustees fails to call a meeting after being so notified, the shareholders may call the meeting. The Board of Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Board of Trustees as it determines to be fair and equitable. The Trust is not bound to recognize any transfer of shares of a Fund or class until the transfer is recorded on the Trust’s books pursuant to policies and procedures of the Transfer Agent.

As a Delaware statutory trust, the Trust’s operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, as amended. A copy of the Trust’s Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust’s Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “Delaware Act”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust’s Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability. To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust’s business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of NAV (number of shares held times the NAV of the applicable class of the applicable Fund).

Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund.

Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

Diversification of Funds

Each Fund is diversified under the 1940 Act with the exception of Alternatives Diversifier Fund, Global Commodities Fund, Global Real Estate Fund, International Real Estate Fund, Real Estate Fund and Emerging Markets Debt Fund which are non-diversified funds. Each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Code. (For information regarding qualification under the Code, see “Dividends, Distributions and Taxes” in this SAI.)

Fund Names and Investment Policies

Each of the Funds noted below has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without a vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. However, under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

These funds have a policy that states at least 80% of its assets in investments of the type suggested by its name.

Bond Fund

CA Tax-Exempt Bond Fund

Disciplined Equity Fund

Disciplined Bond Fund

EM Debt Fund

EM Small-Cap Fund

EM Equity Income Fund

Foreign Opportunities Fund

Global Commodities Fund

Global Dividend Fund

Global Real Estate Fund

Greater Asia Fund

Greater European Fund

High Yield Fund

International Equity Fund

International Real Estate Fund

International Small-Cap Fund

Low Volatility Fund

Multi-Sector Intermediate Bond Fund

Multi-Sector Short Term Bond Fund

Real Estate Fund

Senior Floating Rate Fund

Open/Closed Status of Funds

Virtus also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by insurance companies, and for certain retirement plans. Virtus Investment Advisers, Inc. is also the investment adviser to those funds.

Portfolio Turnover

The portfolio turnover rate of each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds’ securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). All long-term securities, including long-term U.S. Government securities, are included. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Series. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of each Series’ shares by requirements that enable the Trust to receive certain favorable tax treatments. The portfolio turnover rates for each Fund is set forth in its summary prospectus and under “Financial Highlights” in the statutory prospectus.

Disclosure of Portfolio Holdings

The Funds of Funds generally do not invest directly in securities, but rather invest in shares of ETFs and mutual funds. The following description pertains to those mutual funds in which the Funds of Funds invest that are affiliated with the Trust, referred to in this section as the “funds”, and it applies to the Funds, with the exception of the Funds of Funds.

The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds’ portfolio holdings. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit Virtus and the Funds’ service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Funds, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Board of Trustees has delegated to the Trust’s Administrator the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The Administrator will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The Administrator generally carries out this duty through its chief compliance officer, in consultation with other officers representing various areas of management.

The Trust’s Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing reports to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Virtus and its affiliates identified during the reporting period and how such conflicts were resolved.

Public Disclosures

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds’ shareholder reports are available on Virtus’ Web site at virtus.com. Certain of the Funds also make publicly available on Virtus’ Web site a full listing of portfolio holdings as of the end of each month with a 30-day delay, while other of the Funds make such full listings available as of the end of each quarter with a 15-, 30- or 60-day delay. Additionally, each Fund except certain of the AlphaSectorSM Funds and the Disciplined Funds, provides its top 10 holdings and summary composition data derived from portfolio holdings information on Virtus’ Web site. This information is posted to the Web site at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to certain funds, the top ten holdings and summary composition information are reported on a one-month lag. This information will be available on the Web site until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies, and may provide to financial intermediaries, upon request, monthly portfolio holdings for periods included in publicly-available quarterly portfolio holdings disclosures.

Other Disclosures

The Administrator may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Funds’ portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The Administrator will consider any actual or potential conflicts of interest between Virtus and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Funds’ shareholders, the Administrator will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board of Trustees and/or the Funds’ Administrator, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Virtus and its affiliates, the entities receiving non-public portfolio holdings as of the date of this SAI are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Virtus Investment Advisers, Inc.	Daily with no delay
Subadviser (Global Dividend Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund)	Duff & Phelps Investment Management Co.	Daily with no delay
Subadviser (Alternatives Diversifier Fund, Allocator Premium AlphaSectorSM Fund, AlphaSectorSM Rotation Fund, Dynamic AlphaSectorSM Fund, Global Premium AlphaSectorSM Fund, Premium AlphaSectorSM Fund)	Euclid Advisors LLC	Daily with no delay
Subadviser (Global Commodities Fund)	BMO Asset Management Corp.	Daily with no delay

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Subadviser (Wealth Masters Fund)	Horizon Asset Management, LLC	Daily with no delay
Subadviser (EM Small-Cap Fund and International Small-Cap Fund)	Kayne Anderson Rudnick Investment Management, LLC	Daily with no delay
Subadviser (EM Equity Income Fund)	Kleinwort Benson Investors International, Ltd.	Daily with no delay
Subadviser (Bond Fund, CA Tax Exempt Bond Fund, EM Debt Fund, High Yield Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund)	Newfleet Asset Management, LLC	Daily with no delay
Subadviser (Disciplined Bond Fund, Disciplined Equity Fund and Disciplined Country Fund)	Newfound Investments, LLC	Daily with no delay
Subadviser (Virtus Herzfeld Fund)	Thomas J. Herzfeld Advisors, Inc.	Daily with no delay
Subadviser (International Equity Fund)	Pyrford International Ltd.	Daily with no delay
Subadviser (Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Fund and Greater European Fund)	Vontobel Asset Management, Inc.	Daily with no delay
Subadviser (Low Volatility Fund)	Rampart Investment Management Company, LLC	Daily with no delay
Subadviser Trading Support (Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Japan Opportunities Fund and Greater European Fund)	Northern Trust Corporation	Daily with no delay
Distributor	VP Distributors, LLC	Daily with no delay
Custodian	JPMorgan Chase Bank, N.A.	Daily with no delay
Class Action Service Provider	Glass Lewis	Daily with no delay
Sub-Financial Agent	BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”)	Daily with no delay
Consultant (Foreign Opportunities Fund)	Rogercasey	Monthly with four day delay
Distributor (Foreign Opportunities Fund, Real Estate Fund, Multi-Sector Short Term Bond Fund)	Morgan Stanley Smith Barney LLC	Monthly with four day delay
Portfolio Redistribution Firm (Foreign Opportunities Fund)	Thomson Financial LLC	Fiscal quarter with 20 day delay
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period is within 15 business days of end of reporting period Semiannual Reporting Period is within 31 business days of end of reporting period.
Performance Analytics Firm	FactSet Research Systems, Inc.	Daily with no delay

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Typesetting and Printing firm for Financial Reports	R.R. Donnelley & Sons Co.	Quarterly, within 15 days of end of reporting period.
Proxy Voting Service	Institutional Shareholder Services	Daily, weekly, monthly, quarterly depending on subadviser
Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly within 10 days of quarter end
TV Financial Markets Talk Shows	CNBC	Monthly for holdings over 1% of issuer equity, in aggregate.*

Public Portfolio Holdings Information

Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thompson Reuters	Various frequencies depending on the fund, including, but not limited to: Monthly, with 30-day delay; fiscal quarter, with 15-, 30- or 60-day delay.
Rating Agencies	Lipper Inc. and Morningstar	Various frequencies depending on the fund, including, but not limited to: Monthly, with 30-day delay; fiscal quarter, with 15-, 30- or 60-day delay.
Virtus Public Web site	Virtus Investment Partners, Inc.	Various frequencies depending on the fund, including, but not limited to: Monthly, with 30-day delay; fiscal quarter, with 15-, 30- or 60-day delay.

*	A Virtus officer or representative may, from time to time, appear as host or guest of various programming. CNBC requires certain holdings disclosure in order to monitor potential conflicts of interest.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

Other Virtus Mutual Funds

In addition to the Funds of the Trust, the funds commonly referred to as “Virtus Mutual Funds” also include the series of Virtus Equity Trust and Virtus Insight Trust. Virtus Mutual Funds are generally offered in multiple classes. The following chart shows the share classes offered by each Virtus Mutual Fund as of the date of this SAI:

Trust	Fund	Class/Shares
		A	B	C	I
Virtus Equity Trust	Balanced Fund	X	X	X
	Growth & Income Fund	X		X	X
	Mid-Cap Core Fund	X		X	X
	Mid-Cap Growth Fund	X	X	X	X
	Mid-Cap Value Fund	X		X	X
	Quality Large-Cap Value Fund	X		X	X
	Quality Small-Cap Fund	X		X	X
	Small-Cap Core Fund	X	X	X	X
	Small-Cap Sustainable Growth Fund	X		X	X
	Strategic Growth Fund	X	X	X	X
	Tactical Allocation Fund	X	X	X

Virtus Insight Trust	Emerging Markets Opportunities Fund	X		X	X
	High Yield Income Fund	X		X	X
	Insight Government Money Market Fund	X			X
	Insight Money Market Fund	X			X
	Insight Tax-Exempt Money Market Fund	X			X
	Low Duration Income Fund	X		X	X
	Tax-Exempt Bond Fund	X		X	X

MORE INFORMATION ABOUT FUND INVESTMENT STRATEGIES & RELATED RISKS

The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the Funds’ prospectuses. Some of the investment strategies and policies described below and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain types of investments. Unless otherwise required by law or stated in this SAI, compliance with these strategies and policies will be determined immediately after the acquisition of such investments by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

To the extent that a Fund invests primarily in other funds, including ETFs, except as otherwise noted the following descriptions pertain to the underlying mutual funds in which such Fund invests. Generally, Alternatives Diversifier Fund, certain of the AlphaSector Funds, the Disciplined Funds, Herzfeld Fund and Low Volatility Fund do not use these techniques directly. Each of those Funds pursues its investment objective(s) by investing its assets in underlying mutual funds and/or ETFs. Each underlying mutual fund will engage in certain investment techniques and practices to the extent permitted and consistent with the underlying mutual fund’s investment objective. The following is a description of key investment techniques, and their associated risks, of the underlying mutual funds in which the Alternatives Diversifier Fund, the applicable AlphaSector Funds, the Disciplined Funds, the Herzfeld Fund and the Low Volatility Fund invest as of the date of this SAI. Please refer to the prospectus and SAI for each ETF and underlying mutual fund for specific details.

Throughout this section, the term “adviser” may be used to refer to a subadviser, if any, and the term the “Fund” may be used to refer to any Fund.

Investment Technique	Description and Risks	Fund-Specific Limitations
Commodities-Related Investing Risk

Commodity-related companies may underperform the stock market as a whole. The value of securities issued by commodity-related companies may be affected by factors affecting a particular industry or commodity. The operations and financial performance of commodity-related companies may be directly affected by commodity prices, especially those commodity-related companies that own the underlying commodity. The stock prices of such companies may also experience greater price volatility than other types of common stocks. Securities issued by commodity-related companies are sensitive to changes in the supply and demand for, and thus the prices of, commodities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of commodity and natural resources companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for commodity-related companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Certain types of commodities instruments (such as commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.

Investment Technique	Description and Risks	Fund-Specific Limitations
Debt Investing

Each Fund may invest in debt, or fixed income, securities. Debt, or fixed income, securities (which include corporate bonds, commercial paper, debentures, notes, government securities, municipal obligations, state- or state agency-issued obligations, obligations of foreign issuers, asset-or mortgage-backed securities, and other obligations) are used by issuers to borrow money and thus are debt obligations of the issuer. Holders of debt securities are creditors of the issuer, normally ranking ahead of holders of both common and preferred stock as to dividends or upon liquidation. The issuer usually pays a fixed, variable, or floating rate of interest and must repay the amount borrowed at the security’s maturity. Some debt securities, such as zero-coupon securities (discussed below), do not pay interest but are sold at a deep discount from their face value.

Yields on debt securities depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt securities, while a decline in interest rates generally will increase the value of the same securities. The achievement of a Fund’s investment objective depends in part on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency, sovereign immunity, and other laws that affect the rights and remedies of creditors. There is also the possibility that, as a result of litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may be materially affected.

Convertible Securities

A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer within a particular period of time at a specific price or formula. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value then the underlying stock since they have fixed income characteristics and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed income security. However, because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Investment Technique	Description and Risks	Fund-Specific Limitations

A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential, and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

A Fund’s subadviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. However, the Fund may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.” (For information about debt securities rated less than investment grade, see “High Yield-High Risk (Junk Bonds) Securities” under “Debt Investing” in this section of the SAI; for additional information about ratings on debt obligations, see Appendix A to this SAI.)

Corporate Debt Securities	Each Fund may invest in debt securities issued by corporations, limited partnerships and other similar entities. A Fund’s investments in debt securities of domestic or foreign corporate issuers include bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund’s minimum ratings criteria or if unrated are, in the Fund’s subadviser’s opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

Dollar-denominated Foreign Debt Securities (“Yankee Bonds”)	Each Fund may invest in “Yankee bonds”, which are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods. (See “Foreign Investing” in this section of the SAI for additional information about investing in foreign countries.)

Duration	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Investment Technique	Description and Risks	Fund-Specific Limitations
High-Yield, High-Risk Fixed Income Securities	Investments in securities rated “BB” or below by S&P or “Ba” or below by Moody’s generally provide greater income (leading to the name “high-yield” securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer’s continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s NAV.

Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of the securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market

Investment Technique	Description and Risks	Fund-Specific Limitations
may have an adverse impact on the market price of the security, and accordingly, the NAV of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market. If a Fund experiences unexpected net redemptions, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Inverse Floating Rate Obligations

Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, the Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security’s yield, it may also increase the volatility of the security’s market value.

Similar to other variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund holding these instruments could lose money and its NAV could decline.

No Fund will invest more than 5% of its assets in inverse floaters.

Letters of Credit	Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the relevant Fund’s subadviser, are of investment quality comparable to other permitted investments of the Fund may be used for Letter of Credit-backed investments.

Loan and Debt Participations and Assignments	A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower’s principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When a Fund purchases loan assignments from lenders,

Investment Technique	Description and Risks	Fund-Specific Limitations

it will acquire direct rights against the borrower, but these rights and the Fund’s obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations may be deemed by the Fund to be illiquid investments. A Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the Fund’s subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody’s or S&P. For the purposes of diversification and/or concentration calculations, both the borrower and issuer will be considered an “issuer.”

The Funds may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the relevant Fund’s subadviser has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

Loan participations and assignments may be illiquid and therefore subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Municipal Securities and Related Investments	Tax-exempt municipal securities are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. Municipal securities with longer maturities tend to produce

Investment Technique	Description and Risks	Fund-Specific Limitations

higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s and S&P’s represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for such regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjusted in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Descriptions of some of the municipal securities and related investment types most commonly acquired by the Funds are provided below. In addition to those shown, other types of municipal investments are, or may become, available for investment by the Funds. For the purpose of each Fund’s investment restrictions set forth in this SAI, the identification of the “issuer” of a municipal security which is not a general obligation bond is made by the applicable Fund’s subadviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal and interest on such security.

Municipal Bonds	Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Another type of municipal bond is referred to as an industrial development bond.

Investment Technique	Description and Risks	Fund-Specific Limitations
General Obligation Bonds	Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Industrial Development Bonds	Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports arenas and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Revenue Bonds	The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

Municipal Leases	The Tax-Exempt Bond Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called “lease obligations”) of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the

Investment Technique	Description and Risks	Fund-Specific Limitations
repossession of the leased property in the event foreclosure might prove difficult. The Fund’s subadviser will evaluate the credit quality of a municipal lease and whether it will be considered liquid. (See “Illiquid and Restricted Investments” in this section of the SAI for information regarding the implications of these investments being considered illiquid.)

Municipal Notes	Municipal notes generally are used to provide for short-term working capital needs and generally have maturities of one year or less. Municipal notes include bond anticipation notes, construction loan notes, revenue anticipation notes and tax anticipation notes.

Bond Anticipation Notes	Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes	Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.

Revenue Anticipation Notes	Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue sharing programs.

Tax Anticipation Notes	Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Tax-Exempt Commercial Paper	Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Participation on Creditors’ Committees	While the Funds do not invest in securities to exercise control over the securities’ issuers, each Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the relevant Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the Federal securities laws, and therefore may restrict the Fund’s ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Fund’s subadviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Payable in Kind (“PIK”) Bonds	PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or “in kind”, which means in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

Investment Technique	Description and Risks	Fund-Specific Limitations
The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Funds’ distribution obligations. The market prices of PIK bonds generally are more volatile than the market prices of securities that pay interest periodically, and they are likely to respond to changes in interest rates to a greater degree than would otherwise similar bonds on which regular cash payments of interest are being made.

Ratings

The rating or quality of a debt security refers to the issuer’s creditworthiness, i.e., its ability to pay principal and interest when due. Higher ratings indicate better credit quality, as rated by independent rating organizations such as Moody’s, S&P or Fitch, which publish their ratings on a regular basis. Appendix A provides a description of the various ratings provided for bonds (including convertible bonds), municipal bonds, and commercial paper.

After a Fund purchase a debt security, the rating of that security may be reduced below the minimum rating acceptable for purchase by the Fund. A subsequent downgrade does not require the sale of the security, but the Fund’s subadviser will consider such an event in determining whether to continue to hold the obligation. To the extent that ratings established by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will invest in securities which are deemed by the Fund’s subadviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market-value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Sovereign Debt	Each Fund may invest in “sovereign debt,” which is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. The Funds may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by,

Investment Technique	Description and Risks	Fund-Specific Limitations
among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, the Funds may invest in sovereign debt that is in default as to payments of principal or interest. In the event that the Funds hold non-performing sovereign debt, the Funds may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing their rights thereunder.

Brady Bonds

Each Fund may invest a portion of its assets in certain sovereign debt obligations known as “Brady Bonds.” Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or the IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Investment Technique	Description and Risks	Fund-Specific Limitations
Stand-by Commitments	Each Fund may purchase securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. Stand-by commitments acquired by a Fund are valued at zero in determining the Fund’s NAV. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

Strip Bonds	Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender Option Bonds	Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Variable and Floating Rate Obligations

Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specific formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

In order to most effectively use these investments, a Fund’s subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the Fund’s subadviser incorrectly forecasts such movements, the Fund could be adversely affected by the use of variable or floating rate obligations.

The floating and variable rate obligations that the Funds may purchase include variable rate demand securities. Variable rate demand securities are variable rate securities that have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on variable rate demand securities also varies either

Investment Technique	Description and Risks	Fund-Specific Limitations

according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

When a Fund purchases a floating or variable rate demand instrument, the Fund’s subadviser will monitor, on an ongoing basis, the ability of the issuer to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds’ custodian subject to a sub-custodian agreement between the bank and the Funds’ custodian.

The floating and variable rate obligations that the Funds may purchase also include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund’s interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer’s creditworthiness.

A floating or variable rate instrument may be subject to a Fund’s percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Zero and Deferred Coupon Debt Securities

Each Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity (“deferred coupon” bonds) or until maturity (“zero coupon” bonds). The nonpayment of interest on a current basis may result from the bond’s having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, the bond may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond’s life or payment deferral period.

Investment Technique	Description and Risks	Fund-Specific Limitations

Because deferred and zero coupon bonds do not make interest payments for a certain period of time, they are generally purchased by a Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, when a Fund invests in zero or deferred coupon bonds there is a risk that the value of the Fund’s shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in such bonds.

Even though zero and deferred coupon bonds may not pay current interest in cash, each Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, a Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund’s current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements.

Derivative Investments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Dividends, Distributions and Taxes” in this SAI.)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Commodity Interests	Certain of the derivative investment types permitted for the Funds may be considered commodity interests for purposes of the CEA and regulations approved by the CFTC. However, each Fund intends to limit the use of such investment types as required to qualify for exclusion or exemption from being considered a “commodity pool” or otherwise as a vehicle for

Investment Technique	Description and Risks	Fund-Specific Limitations

trading in commodity interests under such regulations. As a result, each Fund has filed a notice of exclusion under CFTC Regulation 4.5 or exemption under CFTC Regulation 4.13(a)(3).

The CFTC recently adopted amendments to its rules that may affect the Funds’ ability to continue to claim exclusion or exemption from regulation. If a Fund’s use of these techniques would cause the Fund to be considered a “commodity pool” under the CEA, then the Adviser would be subject to registration and regulation as the Fund’s commodity pool operator, and the Fund’s subadviser may be subject to registration and regulation as the Fund’s commodity trading advisor. A Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and the Fund’s use of these techniques and other instruments may be limited or restricted.

Credit-linked Notes	Credit-linked notes are derivative instruments used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio (“reference entities”). The notes are usually issued by a special purpose vehicle that sells credit protection through a credit default swap agreement in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the credit default swap. Should a default occur, the special purpose vehicle would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

Eurodollar Instruments	The Funds may invest in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Equity-linked Derivatives	Each Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include Standard & Poor’s Depositary Receipts (SPDRs), World Equity Benchmark Series (WEBs), NASDAQ 100 tracking shares (QQQs), Dow Jones Industrial Average Instruments (DIAMONDS) and Optimized Portfolios as Listed Securities (OPALS). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index.

Investment Technique	Description and Risks	Fund-Specific Limitations
Investments in equity-linked derivatives may constitute investments in other investment companies. (See “Mutual Fund Investing” in this section of the SAI for information regarding the implications of a Fund investing in other investment companies.)

Foreign Currency Forward Contracts, Futures and Options

Each Fund may engage in certain derivative foreign currency exchange and option transactions involving investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If a Fund’s subadviser’s predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Fund’s subadviser’s ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund’s ability to enter into futures contracts is also limited by the requirements of the Code for qualification as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of this SAI.)

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, a Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.

Generally, a Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the exchange rate between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option.

Investment Technique	Description and Risks	Fund-Specific Limitations

A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

When engaging in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. (A Fund may also purchase or sell foreign currency on a spot basis, as discussed in “Foreign Currency Transactions” under “Foreign Investing” in this section of the SAI.)

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in value of such currency.

A Fund may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. In that case, the Fund receives a premium from writing a put or call option, which increases the Fund’s current return if the option expires unexercised or is closed out at a net profit. A Fund may terminate an option that it has written

Investment Technique	Description and Risks	Fund-Specific Limitations

prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

A Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. A Fund’s subadviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Foreign currency forward contracts, futures and options may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the relevant Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

The types of derivative foreign currency exchange transactions most commonly employed by the Funds are discussed below, although each Fund is also permitted to engage in other similar transactions to the extent consistent with the Fund’s investment limitations and restrictions.

Foreign Currency Forward Contracts

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (“term”) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

A Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund’s commitments with respect to such contracts.

Investment Technique	Description and Risks	Fund-Specific Limitations
Foreign Currency Futures Transactions	Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies. (See “Foreign Currency Options” and “Futures Contracts and Options on Futures Contracts”, each in this sub-section of the SAI.) The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, the Funds may invest in futures contracts under specified conditions without being regulated as commodity pools. However, under recently amended CFTC rules the Funds’ ability to maintain the exclusions/exemptions from the definition of commodity pool may be limited. (See “Commodity Interests” in this section of the SAI.)

Foreign Currency Options	A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

Investment Technique	Description and Risks	Fund-Specific Limitations
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by a Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Investment Technique	Description and Risks	Fund-Specific Limitations
For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

Foreign Currency Warrants	Foreign currency warrants such as currency exchange warrants are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace.

Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is

Investment Technique	Description and Risks	Fund-Specific Limitations

generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Performance Indexed Paper	Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities (“PERLS”)	PERLS are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Futures Contracts and Options on Futures Contracts	Each Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts

Investment Technique	Description and Risks	Fund-Specific Limitations
covering several indexes as well as a number of financial instruments and foreign currencies, and it is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange and the Singapore International Monetary Exchange.

A Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Funds will limit their use of futures contracts and futures options to hedging transactions and in an attempt to increase total return, in accordance with Federal regulations. The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund’s current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark to market its open futures positions.

The Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of

Investment Technique	Description and Risks	Fund-Specific Limitations
the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the relevant Fund.

To the extent required to comply with SEC Release No. IC-10666, when entering into a futures contract or an option on a futures contract, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount.

Futures contracts are designed by boards of trade which are designated “contracts markets” by the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts. As of the date of this SAI, each Fund may invest in futures contracts under specified conditions without registering as a commodity pool with the CFTC. However, under the recent rule amendments the Funds’ ability to claim the exclusion/exemption from the definition of a commodity pool may be limited. (See “Commodity Interests” in this SAI.)

The requirements of the Code for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. (See the “Dividends, Distributions and Taxes” section of this SAI.)

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge its portfolio effectively.

Investment Technique	Description and Risks	Fund-Specific Limitations
There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger’s opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund’s portfolio turnover rate.

The successful use of futures contracts and related options also depends on the ability of the relevant Fund’s subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, the Fund’s total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous

Investment Technique	Description and Risks	Fund-Specific Limitations

than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

For additional information about options transactions, see “Options” under “Derivative Investments” in this section of the SAI.

Mortgage-Related and Other Asset-Backed Securities

Each Fund may purchase mortgage-related and other asset-backed securities, which collectively are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will decrease yield to maturity.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. The longer the remaining maturity of a security the

Investment Technique	Description and Risks	Fund-Specific Limitations

greater the effect of interest rate changes will be. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of its creditworthiness also affect the market value of that issuer’s debt securities.

In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, that Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the adviser in managing interest rate risks including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates. “Term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of prematurity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affect the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Descriptions of some of the different types of mortgage-related and other asset-backed securities most commonly acquired by the Funds are provided below. In addition to those shown, other types of mortgage-related and asset-backed investments are, or may become, available for investment by the Funds.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will

Investment Technique	Description and Risks	Fund-Specific Limitations

depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

CMO Residuals	CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

Investment Technique	Description and Risks	Fund-Specific Limitations
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Mortgage Pass-through Securities

Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities (such as securities issued by GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include FNMA and FHLMC. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental

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issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s subadviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions set forth in the “Investment Restrictions” section of this SAI by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the FHFA, an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC

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until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.

Other Asset-Backed Securities

Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

Stripped Mortgage-backed Securities (“SMBS”)	SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the

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principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Each Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the relevant Fund’s investment objectives and policies.

Options

Each Fund may purchase or sell put and call options on securities, indices and other financial instruments. Options may relate to particular securities, foreign and domestic securities indices, financial instruments, foreign currencies or the yield differential between two securities. Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the OCC.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.

	Options written by a Fund will be covered and will remain covered as long as the Fund is obligated as a writer. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call	Options written by the Low Volatility Fund will not be required to be covered as described herein, except to the extent required to comply with SEC Release No. IC-10666.

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written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that a Fund buys on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. A Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.

To the extent required to comply with SEC Release No. IC-10666, when entering into an option transaction, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the prescribed amount.

Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option

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is sold), and the liability related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

There are several other risks associated with options. For example, there are significant differences among the securities, currency and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The staff of the SEC currently takes the position that options not traded on registered domestic securities exchanges and the assets used to cover the amount of the Fund’s obligation pursuant to such options are illiquid, and are therefore subject to each Fund’s limitation on investments in illiquid securities. However, for options written with “primary dealers” in U.S. Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Options on Indexes and “Yield Curve” Options	Each Fund may enter into options on indexes or options the “spread,” or yield differential, between two fixed income securities, in transactions referred to as “yield curve” options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.

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With respect to yield curve options, a call or put option is covered if a Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. A Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

The trading of these types of options is subject to all of the risks associated with the trading of other types of options. In addition, however, yield curve options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

Reset Options	In certain instances, a Fund may purchase or write options on U.S. Treasury securities, which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

Swap Agreements	Each Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or

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differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund’s portfolio.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund’s subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines. (See “Repurchase Agreements” in this section of the SAI.) Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. (See the “Dividends, Distributions and Taxes” section of this SAI.) The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants and must meet certain conditions (each pursuant to the CEA and regulations of the CFTC). However, recent CFTC rule amendments dictate that certain swap agreements be considered commodity interests for purposes of the CEA. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications of investments being considered commodity interests under the CEA.)

Recently, the SEC and the CFTC have developed and finalized rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act to create a new, comprehensive regulatory framework for swap transactions, and as of the date of this SAI

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they are continuing to develop and finalize additional rules. Under the new regulations, certain swap transactions will be required to be executed on a regulated trading platform and cleared through a derivatives clearing organization. Additionally, the new regulations will impose other requirements on the parties entering into swap transactions, including requirements relating to posting margin, and reporting and documenting swap transactions. A Fund engaging in swap transactions may incur additional expenses as a result of these new regulatory requirements. The Adviser is continuing to monitor the finalization and implementation of the new regulations and to assess their impact on the Funds.

Credit Default Swap Agreements	Each Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing; however, if an event of default occurs, the Fund receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event; if an event of default occurs, the Fund must pay the buyer the full notional value of the reference obligation. The value of the reference obligation received by the Fund as a seller, coupled with the periodic payments previously received, may be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund.

Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into swap agreements only with counterparties deemed creditworthy by the Fund’s subadviser.

Equity Securities

The Funds may invest in equity securities. Equity securities include common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities.

Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, in the event of liquidation of the company, would be entitled to their pro rata shares of the company’s assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company’s fixed income securities. Dividends paid to common

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and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by the Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short- term risks than other types of securities. Smaller or newer issuers may be more likely to realize more substantial growth or suffer more significant losses. Investments in these companies can be both more volatile and more speculative. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.

Securities of Small and Mid Capitalization Companies

While small and medium-sized issuers in which a Fund invests will may offer greater opportunities for capital appreciation than larger market capitalization issuers, investments in such companies may involve greater risks and thus may be considered speculative. For example, smaller companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, many small and mid-capitalization company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements, than stocks of larger companies. The securities of small and mid-capitalization companies may also be more sensitive to market changes than the securities of larger companies. When a Fund invests in small or mid-capitalization companies, these factors may result in above-average fluctuations in the NAV of the Fund’s shares. Therefore, a Fund investing in such securities should be considered as a long-term investment and not as a vehicle for seeking short-term profits. Similarly, an investment in a Fund investing in such securities should not be considered a complete investment program.

Market capitalizations of companies in which the Funds invest are determined at the time of purchase.

Unseasoned Companies	As a matter of operating policy, each Fund may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to, or not yet well established in, its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be

Investment Technique	Description and Risks	Fund-Specific Limitations
more volatile than those of larger, exchange-listed companies. In order to avoid undue risks, the Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years’ continuous operation (including that of predecessors).

Foreign Investing	The Funds may invest in a broad range of securities of foreign issuers, including equity, debt and convertible securities and foreign government securities. The Funds may purchase the securities of issuers from various countries, including countries commonly referred to as “emerging markets.” The Funds may also invest in domestic securities denominated in foreign currencies.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities.

Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.

The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of

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cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust’s foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

Settlement procedures relating to the Funds’ investments in foreign securities and to the Funds’ foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Funds’ domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

Depositary Receipts

Each Fund permitted to hold foreign securities may also hold ADRs, ADSs, GDRs and EDRs. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as CDRs, are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Series’ investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign securities.

Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the

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Fund’s investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. (The risks of foreign investing are addressed above in this section of the SAI under the heading “Foreign Investing.”) In addition to risks associated with the underlying portfolio of securities, receipt holders also must consider credit standings of the custodians and broker/dealer sponsors. The receipts are not registered with the SEC and qualify as Rule 144A securities which may make them more difficult and costly to sell. (For information about Rule 144A securities, see “Illiquid and Restricted Securities” in this section of the SAI.)

Emerging Market Securities

The Funds may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the World Bank; (iii) listed in World Bank publications as developing; or (iv) determined by the adviser to be an emerging market as defined above.

Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically dependent on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While a Fund’s subadviser will strive to be sensitive to publicized reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund’s investments in such countries and the availability of additional investments in such countries.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to

Investment Technique	Description and Risks	Fund-Specific Limitations

subsequent declines in value of portfolio securities or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, a country could impose temporary restrictions on foreign capital remittances, whether because deterioration occurs in an emerging market’s balance of payments or for other reasons. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

Foreign Currency Transactions

When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund’s assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Fund’s subadviser believes that the applicable rate is unfavorable at the time the currencies are received or the Fund’s subadviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

Investment Technique	Description and Risks	Fund-Specific Limitations

In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. A Fund may hold foreign currency in anticipation of purchasing foreign securities.

A Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Fund’s subadviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

When a Fund effects foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, the Fund incurs expenses in converting assets from one currency to another. A Fund may also effect other types of foreign currency exchange transactions, which have their own risks and costs. For information about such transactions, please see “Foreign Currency Forward Contracts, Futures and Options” under “Derivatives” in this section of the SAI.

Foreign Investment Companies	Some of the countries in which the Funds may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or — authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. For additional information, see “Mutual Fund Investing” in this section of the SAI.

Privatizations	The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to

Investment Technique	Description and Risks	Fund-Specific Limitations
participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Funding Agreements	Each Fund may invest in funding agreements, which are insurance contracts between an investor and the issuing insurance company. For the issuer, they represent senior obligations under an insurance product. For the investor, and from a regulatory perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general assets of the issuing entity and rank on the same priority level as other policy holder claims. Funding agreements typically are issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid and will therefore be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.) Funding agreements are regulated by the state insurance board of the state where they are executed.

Guaranteed Investment Contracts	Each Fund may invest in GICs issued by U.S. and Canadian insurance companies. A GIC requires the investor to make cash contributions to a deposit fund of an insurance company’s general account. The insurance company then makes payments to the investor based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company’s general assets. Generally, a GIC is not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in GICs does not currently exist. Therefore, these investments may be deemed to be illiquid, in which case they will be subject to the Funds’ limitations on investments in illiquid securities. (See “Illiquid and Restricted Securities” in this section of the SAI.)

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”), securities that are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Such securities may offer higher yields than comparable publicly traded securities, and they also may incur higher risks.

Repurchase agreements, reverse repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Fund’s subadviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

Investment Technique	Description and Risks	Fund-Specific Limitations

The Funds may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act and commercial paper issued in reliance upon the exemption in Section 4(2) of the 1933 Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security.

Although the securities described in this section generally will be considered illiquid, a security’s contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security and therefore these securities may be determined to be liquid in accordance with guidelines established by the Trust’s Board of Trustees. The Trustees have delegated to each Fund’s subadviser the day-to-day determination of the liquidity of such securities in the respective Fund’s portfolio, although they have retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Trustees have directed the subadvisers to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors. The Trustees monitor implementation of the guidelines on a periodic basis.

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the relevant Fund’s subadviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of the Fund holding them to decline. A security that is determined by a Fund’s subadviser to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Restricted securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the 1933 Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.

Restricted securities will be priced at fair value as determined in good faith by the Trustees or their delegate.

Leverage	Each Fund may employ investment techniques that create leverage, either by using borrowed capital to increase the amount invested, or investing in instruments, including

Investment Technique	Description and Risks	Fund-Specific Limitations

derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and stand-by commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices (additional discussion about a number of these transactions can be found throughout this section of the SAI). As a result, when a Fund enters into such transactions the transactions may be subject to the same requirements and restrictions as borrowing. (See “Borrowing” below for additional information.)

The following are some of the Funds’ permitted investment techniques that are generally viewed as creating leverage for the Funds.

Borrowing

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Mortgage “Dollar-Roll” Transactions	Each Fund may enter into mortgage “dollar-roll” transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities.

Investment Technique	Description and Risks	Fund-Specific Limitations

The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. If the income and capital gains from the Fund’s investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar roll.

Dollar-roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Fund’s subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction.

While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that the Fund’s subadviser deems creditworthy.

Money Market Instruments	Each Fund may invest in money market instruments, which are high-quality short-term investments. The types of money market instruments most commonly acquired by the Funds are discussed below, although each Fund is also permitted to invest in other types of money market instruments to the extent consistent with the Fund’s investment limitations and restrictions.

Investment Technique	Description and Risks	Fund-Specific Limitations
Bankers’ Acceptances	A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Certificates of Deposit	Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution. They generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund’s yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities.

Commercial Paper	Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Obligations of Foreign Banks and Foreign Branches of U.S. Banks	The money market instruments in which the Funds may invest include negotiable certificates of deposit, bankers’ acceptances and time deposits of foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks. For the purposes of each Fund’s investment policies with respect to money market instruments, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers.

Time Deposits	Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

U.S. Government Obligations

Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, FNMA, Federal Home Loan

Investment Technique	Description and Risks	Fund-Specific Limitations
Banks, FHLMC, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Mutual Fund Investing

Each Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act.

Investment companies in which the Fund may invest may include ETFs. An ETF is an investment company classified as an open-end investment company or unit investment trust that is traded similarly to a publicly traded company. Most ETFs seek to achieve the same return as a particular market index. That type of ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An index-based ETF will invest in either all of the securities or a representative sample of the securities included in the index. Other types of ETFs include leveraged or inverse ETFs, which are ETFs that seek to achieve a daily return that is a multiple or an inverse multiple of the daily return of a securities index. An important characteristic of these ETFs is that they seek to achieve their stated objectives on a daily basis, and their performance over longer periods of time can differ significantly from the multiple or inverse multiple of the index performance over those longer periods of time. ETFs also include actively managed ETFs that pursue active management strategies and publish their portfolio holdings on a daily basis.

In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term debt securities (which may include municipal obligations that are exempt from Federal income taxes) and that seek to maintain a $1.00 NAV per share.

In certain countries, investments by the Funds may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. (See “Foreign Investment Companies” under “Foreign Investing” in this section of the SAI.)

Under the 1940 Act, a Series may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. In some instances, a Series may invest in an investment company in excess of these limits; for instance,

Investment Technique	Description and Risks	Fund-Specific Limitations

with respect to investments in money market funds or investments made pursuant to an exemptive order granted by the SEC. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the statutory limitations discussed above, subject to certain conditions. The Series may rely on these exemptive orders to invest in unaffiliated ETFs. In addition to this, the Trust has obtained exemptive relief permitting the Series to exceed the limitations with respect to investments in affiliated and unaffiliated funds that are not themselves funds of funds, subject to certain conditions.

The risks associated with investing in other investment companies generally reflect the risks of owning shares of the underlying securities in which those investment companies invest, although lack of liquidity in an investment company could result in its value being more volatile than the underlying portfolio of securities. For purposes of complying with investment policies requiring a Fund to invest a percentage of its assets in a certain type of investments (e.g., stocks of small capitalization companies), the Fund generally will look through an investment company in which it invests, to categorize the investment company in accordance with the types of investments the investment company holds.

Certain investment companies in which the Funds may invest may be considered commodity pools under the CEA and applicable CFTC regulations. If a Fund invests in such an investment company, the Fund will be required to treat some or all of its holding of the investment company’s shares as a commodity interest for the purposes of determining whether the Fund is qualified to claim exclusion or exemption from regulation by the CFTC. (See “Commodity Interests” in this section of the SAI for additional information regarding the implications to the Funds of investing in commodity interests.)

Investors in each Fund should recognize that when a Fund invests in another investment company, the Fund will bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Real Estate Investment Trusts (REITs)

Each Fund may invest in REITs. REITs pool investors’ funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

REITs can generally be classified as follows:

•      Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

•      Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Investment Technique	Description and Risks	Fund-Specific Limitations

•      Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

REITs are like closed-end investment companies in that they are essentially holding companies. An investor should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the underlying REITs. (See “Mutual Fund Investing” in this section of the SAI.)

Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The risks associated with REITs are similar to those associated with the direct ownership of real estate. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

Equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company. (See the “Dividends, Distributions and Taxes” section of the SAI.)

Repurchase Agreements

Each Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security.

A repurchase agreement must be collateralized by obligations that could otherwise be purchased by the Fund (except with respect to maturity), and these must be maintained by the seller in a segregated account for the Fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.

Repurchase agreements of more than seven days’ duration are subject to each Fund’s limitation on investments in illiquid securities, which means that no more than 15% of the market value of a Fund’s total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.

Investment Technique	Description and Risks	Fund-Specific Limitations

Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the relevant Fund’s subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The Fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights.

Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time.

Securities Lending

Subject to certain investment restrictions, each Fund may, subject to the Trustees’ and Trust Treasurer’s approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities. A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

No Fund will lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Investment Technique	Description and Risks	Fund-Specific Limitations
Short Sales

Each Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If a Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.

The Foreign Opportunities Fund may engage in short sales against the box without limitation. However, if this Fund engages in naked short sales transactions, the total market value of all of its naked short sale positions will not exceed 8% of its assets. (Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.)

Special Situations

Each Fund may invest in special situations that the Fund’s subadviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

A special situation arises when, in the opinion of the Fund’s subadviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Investment Technique	Description and Risks	Fund-Specific Limitations
Temporary Investments

When business or financial conditions warrant, each Fund may assume a temporary defensive position by investing in money-market instruments, including obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereigns, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements. (See “Money Market Instruments” in this section of the SAI for more information about these types of investments.)

For temporary defensive purposes, during periods in which a Fund’s subadviser believes adverse changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Fund’s subadviser believes to be of high quality (i.e., subject to relatively low risk of loss of interest or principal). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody’s or S&P (i.e., rated at least A).

The AlphaSectorSM Funds generally do not expect to assume temporary defensive positions, as their investment strategies under normal circumstances are designed to be appropriate for short-term negative business or financial conditions.

Warrants or Rights to Purchase Securities

Each Fund may invest in or acquire warrants or rights to purchase equity or fixed income securities at a specified price during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s subadviser for inclusion in the Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security, rather than an option writer, and they generally have longer expiration dates than call options. (See “Options” in this section of the SAI for information about call options.)

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. However, unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund holding such warrants to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a

Investment Technique	Description and Risks	Fund-Specific Limitations

cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. (See “Options” in this section of the SAI for information about index options.) Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also known as delayed delivery transactions. (The phrase “delayed delivery” is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed delivery transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

When-issued purchases and forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, the Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase

Investment Technique	Description and Risks	Fund-Specific Limitations

the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. The Fund will not enter into such transactions for the purpose of leverage.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund’s NAV starting on the first business day after the date of the agreement to purchase the securities. The Fund will be subject to the rights and risks of ownership of the securities on the agreement date. However, the Fund will not earn interest on securities it has committed to purchase until they are paid for and received. A seller’s failure to deliver securities to the Fund could prevent the Fund from realizing a price or yield considered to be advantageous and could cause the Fund to incur expenses associated with unwinding the transaction.

When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund’s assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but the Fund may agree to a longer settlement period.

The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

CA TAX-EXEMPT BOND FUND ONLY

Special California Risk Factors

The California Constitution and various state statutes that limit the taxing and spending authority of the state of California (the “State”) government entities may impair the ability of State issuers to maintain debt service on their obligations, as described more fully below. The following information as to certain State risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in State and municipal issues. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Fund to be reliable, including official statements relating to securities offerings of State and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.

Certain of the State’s municipal securities in which the Fund may invest may be obligations of issuers that rely in whole or in part on State revenues for payment of these obligations. Property tax revenues and a portion of the State’s General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations previously paid out of local funds. Whether and to what extent a portion of the State’s General Fund will be distributed in the future to counties, cities and various entities is unclear.

Certain legislation enacted in the State over many years could significantly limit State agencies’, local governments’ and districts’ ability to collect sufficient funds to meet debt service on bonds and other obligations. Article XIIIA of the California Constitution, as amended, places restrictions and limits on California taxing entities in their ability to increase real property taxes. Article XIIIB of the California Constitution, added by Proposition 4, imposes on State and municipal entities an annual appropriations limit with respect to certain expenditures and requires the allocation of excess revenues to State education funds. Annual appropriations limits are adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. The California Constitution, through amendments made by Propositions 98 and 111, also requires minimum levels of funding for public school and community college districts. Articles XIIIC and XIIID of the California Constitution provide for limitations on the ability of local government agencies to impose or raise various taxes, fees, charges, and assessments without voter approval. Certain “general taxes” imposed after January 1, 1995 by local government must be approved by voters in order to remain in effect, and local voters may have the right to present initiatives to reduce taxes, fees, assessments, or charges imposed by the local government.

In March 2004, State voters approved two ballot measures, collectively known as the Economic Recovery Bond Measures, Propositions 57 and 58. The “Balanced Budget Act” was implemented as a result of these measures. The Balanced Budget Act includes a provision for a “Rainy Day” fund requiring that beginning in fiscal 2006-07, depending on the strength of the economy, from 1% to 3% of annual General Fund revenues must be set aside in a reserve fund, the Budget Stabilization Account (“BSA”). Additionally, the Balanced Budget Act mandates that projected expenditures cannot exceed projected revenues.

In November 2010, State voters approved two more ballot measures, Propositions 25 and 26. Proposition 25 amends the State Constitution to change the legislative vote requirement necessary to pass the State budget and spending bills related to the budget from two-thirds to a simple majority, while preserving the two-thirds requirement for changes in tax rates. Proposition 26 amends the State Constitution to require a two-thirds supermajority vote in the California State Legislature to pass many fees, levies, charges and tax revenue allocations that under the state’s previous rules could be enacted by a simple majority vote.

In November 2012, State voters approved Proposition 30 increasing sales and income taxes. The State’s sales tax increased to 7.5% from 7.25% for a period of four years, and State income taxes increased for a period of seven years on taxpayers earning more than $250,000 per year by amounts ranging from 1% on taxpayers earning over $250,000 but less than $300,000 per year to 3% on taxpayers earning more than $1 million per year. The increase was retroactive to January 1, 2012. Estimates of the additional revenue to be generated from the tax increases vary from Jerry Brown’s $9 billion estimate to the $6.8 billion estimated by the non-partisan Legislative Analyst’s Office (“LAO”). Smaller amounts of revenue are expected from Proposition 39, which requires multi-state business to pay State income taxes based on sales in the State and eliminating other alternative formulas for calculating California income taxes. The LAO estimates Proposition 39 will generate $1 billion in additional revenue annually growing over time.

Certain State municipal securities that the Fund may own may be secured in whole or in part by mortgages or real property deeds of trust, and the rights of the Fund to obtain payment from such security may be constrained by State laws addressing non-judicial foreclosure rights and transfers of title by sale by private owner, antideficiency provisions, and limits on the ability to receive pre-payment charges on mortgage loans. These types of State statutes, among other limits imposed by State law, could affect the flow of revenues to an issuer for debt service on outstanding debt obligations.

Finally, litigation may play a role in the future of the State’s economy, as it is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

California Economic History and Outlook

California’s economy appears to be recovering slowly following more than six years of shocks that have taken a significant toll on the economy—a deepening housing slump, a breakdown in mortgage markets, tight credit conditions, volatile financial markets and volatile energy prices. The worldwide recession and the rapid decline in employment in California from its peak in July 2007 combined with the other economic conditions mentioned above to adversely affect the principal sources of revenues for the California General Fund. General Fund revenues have been soft, generally coming in below the levels anticipated in the budgets resulting in annual budget deficits averaging $20 billion and causing desperate last minute measures and budget trickery to close the gap as each fiscal year ended. The 2011-2012 budget made progress in stabilizing California’s finances by cutting spending and shifting other expenditures from the State to local governments. Going into the 2011-2012 budget process the State had to close an immediate budget gap of $26.6 billion; going into the 2012-2013 budget process the projected budget gap was $9.2 billion. Going into the 2013-2014 budget process, the Governor’s office estimates a General Fund operating surplus of $2.4 million from 2012-2013 slightly exceeding the $2.2 billion deficit at the end of the prior year. Nevertheless, the State continues to face daunting challenges of dealing with over $33 billion of budgetary borrowing and deferred funding obligations accumulated over the past decade and massive unfunded pension and retiree healthcare obligations for former and present government employees. The 2013-2014 budget forecasts modest growth and takes a cautious approach to mitigate the risks of reductions in federal expenditures and an uncertain economy. The State still faces serious challenges from debts, deferrals and accumulated budgetary obligations over the past 7 years and massive unfunded retirement liabilities for State employees that have not been addressed.

The 2012-2013 Budget

Governor Brown’s proposed budget for 2012-13, submitted on January 3, 2012, anticipated a $9.2 billion gap between revenues and projected State expenditures, which he proposed to close with $10.3 billion of expenditure cuts and revenue increases and a $1.1 billion reserve. The 2012-2013 budget also called for a ballot initiative to increase personal income taxes on the State’s wealthiest taxpayers and increase sales taxes by one-quarter percent. The Budget provided for $5.4 billion of trigger cuts to various education and public safety expenditures that would go into effect on January 1, 2013 if the proposition did not pass.

The Budget as enacted in June 2012 closed a projected budget gap of $15.1 billion by cutting 8 billion of government spending and relying on the passage of the income tax and sales tax increases in Proposition 30. While increasing K-12 spending by $6.7 billion over the prior year, the budget cut other spending across the board, including government employee compensation, Medi-Cal funding for in-home health services, welfare reforms and state prison systems.

The Proposed 2013-2014 Budget

Governor Brown’s proposed budget for 2013-14, proposes an increase in general fund spending of 5% from $93 million to $97.7 billion including to additional money for K-12 schools and higher education while restraining growth in most other programs. The Governor has proposed a substantial expansion of Medi-Cal as required by feral health care reform, but anticipates that the estimated $350 million of expenditures will be funded by the federal government.

Bond Ratings

As of January 2012, California still had the lowest general obligation bond ratings of any state in the country, although after the 2011-2012 Budget passed, Standard and Poor’s changed the State’s credit outlook to stable from negative. California’s general obligation bond ratings are: Standard and Poor’s, A-; Fitch, A-; and Moody’s A1. On January 17, 2012, Moody’s downgraded California Redevelopment Authority bonds rated above Baa2 by one notch to address concerns about payments as redevelopment authorities are phased out, pursuant to legislation passed in connection with the 2011-2012 Budget. In February 2012, S&P revised its outlook for the State to positive from stable.

Puerto Rico

Puerto Rico’s business cycles have generally tracked those of the United States as a whole, although with somewhat greater volatility. Private sector employment growth in Puerto Rico fell sharply in each of the last four recessions, and bottomed out roughly at the end of the downturn on the mainland.

Gross national product (“GNP”) has been subdued in recent years. Some commentators have said that Puerto Rico entered a recession beginning in early 2006 and weak economic conditions resulted in a continued decline into 2009, in line with the results in the United States as a whole. GNP plummeted by 5.5% in fiscal year 2009 (running July 2008 to June 2009) as Puerto Rico suffered its worst contraction on record. The Economic Activity Index published by the Government Development Bank for Puerto Rico has shown a modest but consistent monthly year over year increase since December 2011.

Unemployment increased steadily from 13.8% in January 2009, rising to 16.6% in April 2010, but has been generally on the decline since February 2011 and was at 13.8% in October 2012, although the total labor force has not increased much since November 2011.

Since taking office in 2009, Governor Luis Fortuño, had implemented austerity policies, including deep cuts to government bureaucracy, tax reductions, a mounted challenge to unionism and control of government growth. His most recent budget for fiscal year 2012-13 called for more austerity, a $9.082 billion general fund budget proposal for fiscal 2013, representing a 2 percent reduction from the $9.260 billion budget in effect through June 30, 2012 and a 17% drop compared to the last budget of the prior administration. Mr. Fortuño lost the election in November 2012, in part because of the financial austerity imposed by his administration.

While praising the fiscal discipline reflected in Governor Fortuño’s budgets, in June 2012, S&P revised its outlook on Puerto Rico’s general obligation bonds to negative from stable, citing concern about unfunded pension obligations. S&P currently rates Puerto Rico’s general obligation bonds BBB (two steps above junk status). On December 13, 2012, Moody’s Investors Service slashed Puerto Rico’s credit rating by two notches to Baa3, one step above the non-investment grade, with a negative outlook. Moody’s also cited concern about unfunded pension obligations and the uncertainty over policies of the new administration.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations

Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. As used in this SAI and in the Prospectuses, a “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

With respect to all of the Funds, except as noted, each Fund may not:

(1)	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. (This restriction does not apply to the Alternatives Diversifier Fund, EM Debt Fund, Global Commodities Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund.)

(2)	Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities), except: (a) the Global Dividend Fund will concentrate its assets in the public infrastructure industry which includes, but is not limited to, companies engaged in the production, transmission or distribution of electric energy or gas, or in telephone services; (b) the Global Commodities Fund will concentrate its assets in the commodities-related group of industries of base metals, precious metals, energy and agriculture; (c) the Global Real Estate Fund, International Real Estate Fund and Real Estate Fund will each concentrate its assets in the real estate industry; and (d) in the event that any Disciplined Fund invests directly in baskets of securities to track one or more indexes (rather than investing in index-based ETFs), such Disciplined Fund will concentrate its assets to the extent that the underlying indexes (taken in aggregate) concentrate their assets in a particular industry or group of industries. Additionally, this prohibition shall not apply to the purchase of investment company shares by any of the Fund of Funds.

(3)	Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4)	Issue “senior securities” in contravention of the 1940 Act. Activities permitted by Securities and Exchange Commission (“SEC”) exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

(5)	Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

(6)	Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(7)	Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8a)

Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies. (This restriction applies to the AlphaSectorSM Rotation Fund, Dynamic AlphaSectorSM Fund, Foreign Opportunities Fund, Multi-Sector Short Term Bond Fund and Real Estate Fund.)

(8b)

Lend securities or make any other loans if, as a result, more than 33  1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments. (This restriction applies to the Allocator Premium AlphaSectorSM Fund, Alternatives Diversifier Fund, Bond Fund, CA Tax-Exempt Bond Fund, Disciplined Bond Fund, Disciplined Country Fund, Disciplined Equity Fund, EM Debt Fund, EM Equity Income Fund, EM Small-Cap Fund, Global Commodities Fund, Global Dividend Fund, Global Opportunities Fund Global Premium AlphaSectorSM Fund, Global Real Estate Fund, Greater Asia Fund, Greater European Fund, Herzfeld Fund, High Yield Fund, International Equity Fund, International Real Estate Fund, International Small-Cap Fund, Multi-Sector Intermediate Bond Fund, Low Volatility Fund, Premium AlphaSectorSM Fund, Senior Floating Rate Fund and Wealth Masters Fund.)

With respect to investment restriction (2) above, for purposes of determining the amount of each Fund’s total assets invested in the securities of one or more issuers conducting their principal business activities in the same industry, each Fund of Funds will look through to the securities held by any affiliated mutual funds in which the Fund invests. However, as of the date of this SAI the Funds of Funds will not look through to the securities held by any underlying exchange-traded funds (“ETFs”), unaffiliated mutual funds and/or closed-end funds in which such Funds invest.

Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds’ assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

Section 12 of the 1940 Act limits the percentage of shares of other mutual funds that a fund may purchase. The Funds have obtained exemptive relief from the SEC to permit them to invest in affiliated and unaffiliated funds, including ETFs, beyond the statutory limitations, subject to certain conditions. Many ETFs also have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond these statutory limitations, subject to certain conditions. Each Fund may rely on the various exemptive orders to invest in shares of other mutual funds, including ETFs as applicable.

Non-Fundamental Investment Restrictions (Foreign Opportunities Fund only)

The Board of Trustees of the Trust (also referred to herein as the “Board” or “Trustees”) have adopted the following additional investment restrictions for the Foreign Opportunities Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval.

(a)	The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore (“short sales against the box”). In addition, the Fund may engage in “naked” short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund’s naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(b)	The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(c)	The Fund may not mortgage or pledge any securities owned or held by it in amounts that exceed, in the aggregate, 15% of the Fund’s net asset value (“NAV”), provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(d)	The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund’s investment adviser or subadviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities” and “1933 Act”, respectively), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. The factors that may be considered when determining liquidity are described under “Illiquid Securities” in the “Investment Techniques and Risks” section below.

(e)	The Fund may not invest in companies for the purpose of exercising control of management.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of Trustees of the Trust is responsible for the overall supervision of the Trust and performs the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law. The Board of Trustees is responsible for the overall supervision of the Funds, including establishing the Funds’ policies, general supervision and review of their investment activities. The officers, who administer the Funds’ daily operations, are appointed by the Board of Trustees and generally are employees of the Adviser or one of its affiliates. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. The Trust has no employees.

Unless otherwise noted, each Trustee of the Trust also serves as a Trustee of other Virtus Mutual Funds and the address of each individual is 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees*

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

Leroy Keith, Jr. YOB: 1939	Served since 2000.	50	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business).	Director/Trustee (since 2010), Wells Fargo Funds (139 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company); and Trustee (since 1980), Virtus Mutual Fund Complex.

Philip McLoughlin Chairman YOB: 1946	Served since 1999.	65	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (investment management).	Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 1989), Virtus Mutual Fund Complex; Director (since 1996), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).

Geraldine M. McNamara YOB: 1951	Served since 2001.	54	Retired.	Trustee (since 2001), Virtus Mutual Fund Complex and Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios).

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

James M. Oates YOB: 1946	Served since 2000.	50	Managing Director (since 1994), Wydown Group (consulting firm).	Chairman and Trustee (since 2005), John Hancock Fund Complex (234 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); and Trustee (since 1987), Virtus Mutual Fund Complex.

Richard E. Segerson YOB: 1946	Served since 2000.	50	Retired.	Managing Director (1998 to 2013), Northway Management Company; and Trustee (since 1993), Virtus Mutual Fund Complex.

Ferdinand L.J. Verdonck YOB: 1942	Served since 2005.	50	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.	Trustee (since 2002), Virtus Mutual Fund Complex.

*	Those Trustees listed as “Independent Trustees” are not “interested persons” of the Trust, as that term is defined in the 1940 Act.

Interested Trustee

Name and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years

George R. Aylward** Trustee and President YOB: 1964	Served Since 2006.	63	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 2006), Virtus Mutual Fund Complex.

**	Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

W. Patrick Bradley YOB: 1972	Vice President, since 2011; Chief Financial Officer and Treasurer, since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary, since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2012), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer, since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.

Francis G. Waltman YOB: 1962	Senior Vice President, since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

Leadership Structure and the Board of Trustees

The Board is currently composed of seven trustees, including six Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trust’s service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired), (b) the passage of time and (c) the manner in which Mr. McLoughlin conducts his trusteeship. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trust’s operations within the context of his detailed understanding of the perspective of the Adviser and the Trust’s other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trust, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trust. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management. The members of each Committee are set forth below:

The Audit Committee

The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Dr. Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, Richard E. Segerson and Ferdinand L.J. Verdonck. The Committee met four times during the Trust’s last fiscal year.

The Executive Committee

The function of the Executive Committee is to serve as a delegate of the full Board of Trustees, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are Philip R. McLoughlin, Chairperson, Dr. Leroy Keith, Jr., and James M. Oates. Each of the members is an Independent Trustee. The Committee met twice during the Trust’s last fiscal year.

The Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Dr. Leroy Keith, Jr., Chairperson, Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates, Richard E. Segerson and Ferdinand L.J. Verdonck. The Committee met four times during the Trust’s last fiscal year.

The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

In addition to the information set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

George R. Aylward

In addition to his positions with the Trust, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trust, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of two closed-end funds managed by an affiliate of the Adviser and two closed-end funds managed by the Adviser.

Leroy Keith, Jr.

Dr. Keith has served in various roles in business and education, and has over 30 years of experience serving as a trustee to various mutual fund families. He holds both a masters degree and a doctorate in education and business administration. Dr. Keith has also served as an executive in commodities businesses for a number of years, and he has broad experience with respect to corporate governance and organizational leadership.

Philip R. McLoughlin

Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a Director of four closed-end funds managed by an affiliate of the Adviser and two closed-end funds managed by the Adviser.

Geraldine M. McNamara

Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara’s decades of advising individuals on their personal financial management have given her an enhanced understanding of the goals and expectations that individual investors bring to the Funds, ensuring that this important perspective is regularly included in the deliberations of the Board. Ms. McNamara is also a Director of four closed-end funds managed by an affiliate of the Adviser.

James M. Oates

Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a family of mutual funds unaffiliated with the Trust, with over $294 billion in assets.

Richard E. Segerson

Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 30 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders.

Ferdinand L.J. Verdonck

Mr. Verdonck brings to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He also holds degrees in both law and economics. Mr. Verdonck has served for more than 25 years on the boards and audit committees of various U.S. and foreign companies.

Board Oversight of Risk Management

As a registered investment company, the Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.

The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trust’s service providers and officers. The Trust’s Adviser, subadvisers, Distributor, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Funds’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.

The Board receives regular written reports from the Trust’s Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trust’s CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds and the other funds in the Virtus Mutual Funds family, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Trustees’ Fund Holdings as of December 31, 2012

As of December 31, 2012, the Trustees owned shares of the Funds as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trust	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies
Leroy Keith, Jr.	Multi-Sector Short Term Bond Fund – $10,001-$50,000	$10,001 - $50,000
Philip R. McLoughlin

AlphaSectorSM Rotation Fund – $10,001 - $50,000

EM Debt Fund – $1-$10,000

EM Equity Income Fund – $1-$10,000

Foreign Opportunities Fund – $10,001-$50,000

Global Dividend Fund – $10,001-$50,000

Greater Asia Fund – $10,001-$50,000

Herzfeld Fund – $1-$10,000

International Real Estate Fund – $1-$10,000

Real Estate Fund – $10,001-$50,000

Senior Floating Rate Fund – $1-$10,000

Over $100,000
Geraldine M. McNamara	Foreign Opportunities Fund – $50,001-$100,000 Global Dividend Fund – $50,001-$100,000 Multi-Sector Short Term Bond Fund – over $100,000 Real Estate Fund – $50,001-$100,000	Over $100,000
James M. Oates

Foreign Opportunities Fund – $50,001-$100,000

Greater Asia Fund – $50,001-$100,000

Herzfeld – $10,001-$50,000

International Real Estate Fund – $10,001-$50,000

Real Estate Fund – $50,001-$100,000

Wealth Masters – $10,001-$50,000

Over $100,000
Richard E. Segerson	None	Over $100,000
Ferdinand L.J. Verdonck	Foreign Opportunities Fund – $10,001-$50,000 Global Dividend Fund – $10,001-$50,000 Multi-Sector Intermediate Bond Fund – $10,001-$50,000 Real Estate Fund – $1-$10,000	Over $100,000

Independent Trustees	Dollar Range of Equity Securities in a Fund of the Trust	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies
George R. Aylward

Alternatives Diversifier Fund – $10,001-$50,000

Bond Fund – $1-$10,000

Foreign Opportunities Fund – $10,001-$50,000

Global Dividend Fund – $10,001-$50,000

Global Opportunities Fund – $1-$10,000

High Yield Fund – $10,001-$50,000

Multi-Sector Intermediate Bond Fund – $1-$10,000

Multi-Sector Short Term Bond Fund – $10,001-$50,000

Real Estate Fund – $10,001-$50,000

Over $100,000

On January 3, 2013, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the other Funds, except Herzfeld Fund (2.75%) and Wealth Masters Fund (2.44%).

Trustee Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal year ended September 30, 2012, the current Trustees received the following compensation:

	Aggregate Compensation from Trust	Total Compensation From Trust and Fund Complex Paid to Trustees

Independent Trustees
Leroy Keith, Jr.	$98,388	$167,000 (45 funds)
Philip R. McLoughlin	$157,508	$474,000 (60 funds)
Geraldine M. McNamara	$95,405	$248,000 (49 funds)
James M. Oates	$101,370	$174,000 (45 funds)
Richard E. Segerson	$95,405	$164,000 (45 funds)
Ferdinand L.J. Verdonck	$95,405	$164,000 (45 funds)

Interested Trustee
George R. Aylward	None	None

Sales Loads

The Trust’s Trustees are permitted to invest in Class I shares of each Fund without initial or subsequent minimum investment requirements. Class I shares do not carry a sales load.

Code of Ethics

The Trust, its Adviser, subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which a Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

Proxy Voting Policies

The Trust has adopted on behalf of the Funds a Policy Regarding Proxy Voting stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Funds’ Adviser will vote proxies, or delegate such responsibility to a subadviser. The applicable voting party will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. The Adviser or applicable subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the Adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, delegate, Distributor, or any affiliated person of the Funds, on the other hand.

Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser/subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser/subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each Adviser/subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 3, 2013, the persons who owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI are shown in Appendix B—Principal Shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The investment adviser to each of the Funds is Virtus Investment Advisers, Inc., located at 100 Pearl Street, Hartford, Connecticut 06103. VIA, an indirect, wholly-owned subsidiary of Virtus, acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 80 years. As of March 31, 2013, VIA had approximately $34.4 billion in assets under management.

Investment Advisory Agreement and Expense Limitation Agreement

The investment advisory agreement, approved by the Board of Trustees, provides that the Trust will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of VIA or any of its affiliates, expenses of Trustees, and shareholders’ meetings, expenses of printing and mailing proxy soliciting material, expenses of the insurance premiums for fidelity and other coverage, expenses of the repurchase and redemption of shares, expenses of the issue and sale of shares (to the extent not borne by VP Distributors under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, and bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Board of Trustees, the Trust will also pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust’s general administration expenses allocated on the basis of the asset values of the respective Funds.

For managing, or directing the management of, the investments of each fund, VIA is entitled to a fee, payable monthly, at the following annual rates:

Series	Investment Advisory Fee
Alternatives Diversifier Fund	0.00%
Premium AlphaSectorSM Fund	1.10%
	1st $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Global Commodities Fund	1.00%	0.95%	0.90%
Global Dividend Fund	0.65%	0.60%	0.55%
Global Opportunities Fund	0.85%	0.80%	0.75%
Global Real Estate Fund	0.85%	0.80%	0.75%
High Yield Fund	0.65%	0.60%	0.55%
International Real Estate Fund	1.00%	0.95%	0.90%
Multi-Sector Intermediate Bond Fund	0.55%	0.50%	0.45%
Multi-Sector Short Term Bond Fund	0.55%	0.50%	0.45%
Real Estate Fund	0.75%	0.70%	0.65%
Senior Floating Rate Fund	0.60%	0.55%	0.50%

	1st $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Allocator Premium AlphaSectorSM Fund	1.10%	1.05%	1.00%
Disciplined Select Country Fund	1.10%	1.05%	1.00%
Disciplined Select Bond Fund	0.80%	0.75%	0.70%
Disciplined Equity Style Fund	1.00%	0.95%	0.90%
Foreign Opportunities Fund	0.85%	0.80%	0.75%
Global Premium AlphaSectorSM Fund	1.10%	1.05%	1.00%
International Equity Fund	0.85%	0.80%	0.75%
Low Volatility Equity Fund	0.95%	0.90%	0.85%

		1st $1 Billion	$1+ Billion
AlphaSectorSM Rotation Fund		0.45%	0.40%
Bond Fund		0.45%	0.40%
Dynamic AlphaSectorSM Fund*		1.50%	1.40%
Emerging Markets Debt Fund		0.75%	0.70%
Emerging Markets Equity Income Fund		1.05%	1.00%
Emerging Markets Small-Cap Fund		1.20%	1.15%
Greater Asia Fund		1.00%	0.95%
Greater European Fund		0.85%	0.80%
Herzfeld Fund		1.00%	0.95%
International Small-Cap Fund		1.00%	0.95%
Wealth Masters Fund		0.85%	0.80%

The Dynamic AlphaSectorSM Fund pays VIA an investment management fee that is accrued daily at an annual base rate of 1.50% of the first $1 billion of the fund’s average daily Managed Assets and 1.40% of the fund’s average daily Managed Assets of the fund exceeding $1 billion. “Managed Assets” means the total assets of the fund, including any assets attributable to borrowings, minus the fund’s accrued liabilities other than such borrowings. Effective February 6, 2013, this fee is subject to a performance adjustment in accordance with a rate schedule (the “fulcrum fee”). The performance adjustment increases or decreases the management fee based on how well the fund has performed relative to the S&P 500® Index (the “Index”). The fee rate will be adjusted by adding or subtracting 0.10% (10 basis points) for each 1.00% of absolute performance by which the fund’s performance exceeds or lags that of the Index. The maximum performance adjustment is plus or minus 1.00% (100 basis points), which would occur if the fund performed 10 percentage points better or worse than the Index.

Performance is measured for purposes of the performance adjustment over the most recent 36-month period (i.e., a rolling 36-month period), consisting of the current month for which performance is available plus the previous 35 months. This comparison will be made, and the advisory fee adjusted, at the end of each month. Beginning on February 6, 2013, the performance adjustment is calculated based upon the cumulative performance period since February 6, 2012; after 36 months have elapsed since that date, the fund will begin calculating the performance adjustment based upon the most recent 36-month period on a rolling basis. In calculating the fund’s investment management fee when the performance adjustment applies, the fee rate as adjusted will be multiplied by the fund’s average daily Managed Assets over the same time period used to determine the level of the adjustment (generally, a rolling 36-month period, as set forth above).

Any performance adjustment will be based upon the fund’s performance compared to the performance of the Index. A performance adjustment will not be based on whether the fund’s absolute performance is positive or negative, but rather based on whether the fund’s performance is better or worse than the performance of the Index. The fund could therefore pay a performance adjustment for positive relative performance even if the fund’s shares decrease in value, so long as the fund’s performance exceeds that of the Index.

VIA may waive any portion of its investment advisory fees or reimburse Fund expenses from time to time. VIA has voluntarily agreed to limit the annual operating expenses (excluding acquired fund fees and expenses (if any), interest, taxes and extraordinary expenses) of the following Funds (expressed as a percentage of daily net assets):

	Type*	Class A	Class B	Class C	Class I	Class T
Allocator Premium AlphaSectorSM Fund	V	1.75%	N/A	2.50%	1.50%	N/A
Bond Fund	V	0.85%	1.60%	1.60%	0.60%	N/A
CA Tax-Exempt Bond Fund	V	0.85%	N/A	N/A	0.60%	N/A
Disciplined Bond Fund	C(1)	1.40%	N/A	2.15%	1.15%	N/A
Disciplined Country Fund	C(1)	1.70%	N/A	2.45%	1.45%	N/A
Disciplined Equity Fund	C(1)	1.60%	N/A	2.35%	1.35%	N/A
EM Debt Fund	C(1)	1.35%	N/A	2.10%	1.10%	N/A
EM Equity Income Fund	C(1)	1.75%	N/A	2.50%	1.50%	N/A
EM Small-Cap Fund	C(3)	1.85%	N/A	2.60%	1.60%	N/A
Global Commodities Fund	V	1.65%	N/A	2.40%	1.40%	N/A
Global Opportunities Fund	V	1.55%	2.30%	2.30%	1.30%	N/A
Global Premium AlphaSectorSM Fund	V	1.75%	N/A	2.50%	1.50%	N/A
Global Real Estate Fund	V	1.40%	N/A	2.15%	1.15%	N/A
Greater Asia Fund	V	1.80%	N/A	2.55%	1.55%	N/A
Greater European Fund	V	1.45%	N/A	2.20%	1.20%	N/A
Herzfeld Fund	C(1)	1.60%	N/A	2.35%	1.35%	N/A
High Yield Fund	V	1.15%	1.90%	1.90%	0.90%	N/A
International Equity Fund	V	1.50%	N/A	2.25%	1.25%	N/A
International Real Estate Fund	V	1.50%	N/A	2.25%	1.25%	N/A
International Small-Cap Fund	C(1)	1.60%	N/A	2.35%	1.35%	N/A
Low Volatility Equity Fund	C(3)	1.55%	N/A	2.30%	1.30%	N/A
Multi-Sector Short Term Bond Fund	V	1.10%	1.60%	1.35%	0.85%	1.85%
Premium AlphaSectorSM Fund	V	1.70%	N/A	2.45%	1.45%	N/A
Senior Floating Rate Fund(2)	V	1.20%	N/A	1.95%	0.95%	N/A
Wealth Masters Fund	C(1)	1.45%	N/A	2.20%	1.20%	N/A

*	V = Voluntary; C = Contractual
(1)	Through January 31, 2014.
(2)	Excludes leverage expenses, if any.
(3)	Through January 31, 2015.

The Adviser may discontinue these voluntary expense caps and/or fee waivers at any time. The Adviser may recapture operating expenses reimbursed under this arrangement, for a period of three years following the fiscal year in which such reimbursement occurred.

The Adviser also may, at its discretion, from time to time pay for other Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. Any fee reimbursed and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, provided the aggregate amount of the Fund’s current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses.

The investment advisory agreement also provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such Adviser in the performance of its duties thereunder.

Provided it has been approved by a vote of the majority of the outstanding shares of a Fund of the Trust which is subject to its terms and conditions, the investment advisory agreement continues from year to year with respect to such Fund so long as (1) such continuance is approved at least annually by the Board of Trustees or by a vote of the majority of the outstanding shares of such Fund and (2) the terms and any renewal of the agreement with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as that term is defined in the 1940 Act, of the Trust or the relevant Adviser, cast in person at a meeting called for the purpose of voting on such approval. On sixty days’ written notice and without penalty the agreement may be terminated as to the Trust or as to a Fund by the Board of Trustees or by the relevant Adviser and may be terminated as to a Fund by a vote of the majority of the outstanding shares of such Fund. The Agreement automatically terminates upon its assignment (within the meaning of the 1940 Act). The agreement provides that upon its termination, or at the request of the relevant Adviser, the Trust will eliminate all reference to Virtus from its name, and will not thereafter transact business in a name using the word Virtus.

Adviser Affiliates

George Aylward, Kevin Carr and Frank Waltman, each serve as an officer of the Trust and as an officer and/or director of the Adviser. The other principal executive officers and directors of the Adviser are: Michael Angerthal, Executive Vice President, Chief Financial Officer and a Director; Mark Flynn, Executive Vice President, General Counsel and Assistant Clerk; and David Fusco, Vice President and Chief Compliance Officer.

Advisory Fees

The following table shows the dollar amount of fees payable to VIA for its services with respect to each Fund, the amount of fees waived and/or expenses reimbursed by VIA, if any, and the actual fee received by VIA for the past three fiscal years.

For services to the Funds during the fiscal years ended September 30, 2010, 2011 and 2012 the Adviser received fees of $37,356,830, $58,999,279 and $89,966,266 respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)*			Net Advisory Fee ($)
Fund	2010	2011	2012	2010	2011	2012	2010	2011	2012
Allocator Premium AlphaSectorSM Fund	N/A	143,547	2,186,507	N/A	53,064	(53,064)	N/A	90,483	2,239,571
AlphaSectorSM Rotation Fund	1,270,559	2,080,758	2,039,690	N/A	N/A	N/A	1,270,559	2,080,758	2,039,690
Alternatives Diversifier Fund	253,374	38,968	N/A	769,590	435,379	347,779	(516,216)	(396,411)	(347,779)
Bond Fund	943,596	729,909	688,431	293,491	305,135	263,119	650,105	424,774	425,312
CA Tax-Exempt Bond Fund	263,842	252,956	261,354	105,543	112,689	111,586	158,299	140,267	149,768
Dynamic AlphaSectorSM Fund	1,347,274	1,099,014	1,323,525	253,774	220,116	204,807	1,093,500	878,898	1,118,718
EM Debt Fund	N/A	N/A	12,359	N/A	N/A	35,312	N/A	N/A	(22,953)
EM Equity Income Fund	N/A	N/A	3,615	N/A	N/A	29,374	N/A	N/A	(25,759)
Foreign Opportunities Fund	9,848,027	9,710,172	9,211,639	N/A	N/A	N/A	9,848,027	9,710,172	9,211,639
Global Commodities Fund	N/A	53,110	194,749	N/A	84,525	37,616	N/A	(31,415)	157,133
Global Dividend Fund	513,405	452,640	498,259	N/A	N/A	N/A	513,405	452,640	498,259
Global Opportunities Fund	492,712	524,389	688,357	47,818	76,078	4,881	444,894	448,311	683,476
Global Premium AlphaSectorSM Fund	N/A	52,143	717,424	N/A	59,579	12,314	N/A	(7,436)	705,110
Global Real Estate Fund	21,855	41,701	92,550	90,806	86,322	98,341	(68,951)	(44,621)	(5,791)
Greater Asia Fund	79,204	118,187	85,250	101,107	127,874	132,409	(21,903)	(9,687)	(47,159)
Greater European Fund	51,803	44,824	48,448	79,465	83,478	78,232	(27,662)	(38,654)	(29,784)
Herzfeld Fund	N/A	N/A	667	N/A	N/A	24,723	N/A	N/A	(24,056)
High Yield Fund	605,161	655,825	626,684	N/A	145,145	159,003	605,161	510,680	467,681
International Equity Fund	764	141,231	170,435	16,308	105,642	50,850	(15,544)	35,589	119,585
International Real Estate Fund	280,777	304,067	280,462	72,596	82,472	95,730	208,181	221,595	184,732
International Small-Cap Fund	N/A	N/A	1,999	N/A	N/A	30,068	N/A	N/A	(28,069)
Multi-Sector Intermediate Bond Fund	1,095,017	1,249,863	1,699,037	N/A	N/A	N/A	1,095,017	1,249,863	1,699,037
Multi-Sector Short Term Bond Fund	13,165,242	19,023,014	25,176,631	N/A	N/A	N/A	13,165,242	19,023,014	25,176,631

	Gross Advisory Fee ($)			Advisory Fee Waived and/or Expenses Reimbursed ($)*			Net Advisory Fee ($)
Fund	2010	2011	2012	2010	2011	2012	2010	2011	2012
Premium AlphaSectorSM Fund	153,990	12,544,437	32,571,304	23,852	(23,852)	N/A	130,138	12,568,289	32,571,304
Real Estate Fund	6,642,241	7,968,148	8,916,412	N/A	N/A	N/A	6,642,241	7,968,148	8,916,412
Senior Floating Rate Fund	701,134	2,019,176	2,469,900	(57,959)	(42,655)	N/A	759,093	2,061,831	2,469,900
Wealth Masters Fund	N/A	N/A	578	N/A	N/A	29,419	N/A	N/A	(28,841)

Subadvisers and Subadvisory Agreements

VIA has entered into subadvisory agreements with respect to each Fund. Each subadvisory agreement provides that VIA will delegate to the respective subadviser the performance of certain of its investment management services under the Investment Advisory Agreement with respect to each of the Funds for which that subadviser provides subadvisory services. Each subadviser furnishes at its own expense the office facilities and personnel necessary to perform such services. VIA remains responsible for the supervision and oversight of each subadviser’s performance. Each subadvisory agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the Independent Trustees.

BMO Asset Management Corp. — Global Commodities Fund

BMO AM (formerly known as Harris Investment Management, Inc.), is located at 115 South LaSalle Street, 11th Floor, P.O. Box 755, Chicago, IL 60603. BMO AM is a wholly-owned subsidiary of BMO Bankcorp, Inc., which is wholly owned by BMO Financial Corp. BMO Financial Corp. is wholly owned by Bank of Montreal, a publicly-traded Canadian banking institution. As of September 30, 2012, BMO AM had approximately $32 billion in assets under management.

For its services as subadviser, VIA pays BMO AM at the rate of 50% of the net advisory fee paid by Global Commodities Fund.

Coxe Advisors LLP (“Coxe”) — Global Commodities Fund

Coxe is located at 190 South LaSalle Street, Chicago, IL 60603. Coxe has been an investment adviser since 2009. As of September 30, 2012, Coxe had approximately $448 million in assets under management.

The Sub-subadvisory Agreement provides that BMO AM will delegate to Coxe the performance of certain of its investment management services under the Subadvisory Agreement with Global Commodities Fund. Coxe will furnish at its own expense the office facilities and personnel necessary to perform such services.

For its services as sub-subadviser, BMO AM pays Coxe at the rate of 40% of its subadvisory fee.

Duff & Phelps Investment Management Co. — Global Dividend Fund, Global Real Estate Fund, International Real Estate Fund and Real Estate Fund

Duff & Phelps is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606, is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Duff & Phelps acts as adviser and subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of September 30, 2012, Duff & Phelps had approximately $9.1 billion in assets under management.

For its services as subadviser, VIA pays Duff & Phelps a fee at the rate of the net investment management fee paid by each applicable fund as shown below.

Fund	Subadvisory Fee
Global Dividend Fund	50% of the net advisory fee
Global Real Estate Fund	50% of the net advisory fee
International Real Estate Fund	50% of the net advisory fee
Real Estate Fund	50% of the net advisory fee

Euclid Advisors LLC — Allocator Premium AlphaSectorSM Fund, Alternatives Diversifier Fund, AlphaSectorSM Rotation Fund, Dynamic Alpha SectorSM Fund, Global Premium AlphaSectorSM Fund, International Equity Fund and Premium AlphaSectorSM Fund

Euclid is located at 1540 Broadway, New York, NY 10036 and 100 Pearl Street, Hartford, CT 06103, is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Euclid acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of September 30, 2012, Euclid had approximately $5.8 billion in assets under management.

For its services as subadviser to the funds, VIA pays Euclid a fee at the annual rate stated below paid by each such fund.

Fund	Subadvisory Fee
Allocator Premium AlphaSectorSM Fund	20% of the net advisory fee
Alternatives Diversifier Fund	0.00% of net assets
AlphaSectorSM Rotation Fund	20% of the net advisory fee
Dynamic Alpha SectorSM Fund	20% of the net advisory fee
Global Premium AlphaSectorSM	20% of the net advisory fee
International Equity Fund	50% of the net advisor fee
Premium AlphaSectorSM Fund	20% of the net advisory fee

For Dynamic AlphaSectorSM Fund, VIA pays Euclid a fee at the rate of 20% of the net investment management fee, as adjusted upward or downward by applying 26% of the performance adjustment. See “The Adviser” for a description of the performance adjustment applicable to the investment management fees paid by Dynamic AlphaSectorSM Fund.

F-Squared Alternative Investments, LLC — Dynamic AlphaSectorSM Fund

F-Squared Alternative is located at 2221 Washington Street, Suite 201, Newton, MA 02462. F-Squared Alternative has been an investment adviser since 2011 and provides investment management and advisory services to institutional and separately managed accounts. F-Squared Alternative serves as the limited services subadviser to the Fund. As of September 30, 2012, F-Squared Alternative had approximately $14 million in assets under management.

For its services as limited services subadviser for the Fund, VIA pays F-Squared Alternative a fee at the rate of 53.3% of the net investment management fee as adjusted upward or downward by applying 74% of the performance adjustment. See “The Adviser” for a description of the performance adjustment applicable to the investment management fees paid by the Fund.

F-Squared Institutional Advisors, LLC. — Allocator Premium AlphaSectorSM Fund, AlphaSectorSM Rotation Fund, Global Premium AlphaSectorSM Fund, and Premium AlphaSectorSM Fund

F-Squared, is located at 2221 Washington Street, Suite 201, Newton, MA 02462, has been an investment adviser since 2010 and provides investment management and advisory services to institutional and separately managed accounts. As of September 30, 2012, 2012, F-Squared Institutional had approximately $5.3 billion in assets under management.

For its services as limited services subadviser, VIA pays F-Squared Institutional a fee at the annual rate stated below for each Fund.

Fund	Subadvisory Fee
Allocator Premium AlphaSectorSM Fund	50% of the net advisory fee
Global Premium AlphaSectorSM	50% of the net advisory fee
Premium AlphaSectorSM Fund	50% of the net advisory fee

	Subadvisory Fee
	1st $1 Billion	Over $1 Billion
Virtus AlphaSectorSM Rotation Fund	0.20%	0.175%

Thomas J. Herzfeld Advisors, Inc. — Herzfeld Fund

Herzfeld is located at 119 Washington Avenue, Suite 504, Miami, FL 33139. Herzfeld has specialized in the closed-end fund industry since its founding in 1984. As of September 30, 2012, Herzfeld had $153 million in assets under management.

For its services as subadviser, VIA pays Herzfeld a fee at the rate of 50% of the net investment management fee paid by Herzfeld Fund.

Horizon Asset Management, LLC — Wealth Masters Fund

Horizon is located at 470 Park Avenue South, New York, NY 10016 and has been an investment adviser since 1994. Horizon is owned by Horizon Kinetics LLC (“Horizon Kinetics”), an independently owned and operated firm formed in May 2011. As of September 30, 2012, Horizon Kinetics had approximately $7.1 billion in assets under management.

For its services as subadviser, VIA pays Horizon a fee at the rate of 50% of the net investment management fee paid by Wealth Masters Fund.

Kayne Anderson Rudnick Investment Management, LLC — EM Small-Cap Fund and International Small-Cap Fund

Kayne is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067 and is a wholly-owned indirect subsidiary of Virtus and an affiliate of VIA. Kayne also serves as subadviser for other mutual funds. As of September 30, 2012, Kayne had approximately $6.7 billion in assets under management.

For its services as a subadviser, VIA pays Kayne at the annual rate stated below for each fund:

Fund	Subadvisory Fee
EM Small-Cap Fund	50% of the net advisory fee
International Small-Cap Fund	50% of the net advisory fee

Kleinwort Benson Investors International, Ltd.

KBI is located at One Rockefeller Plaza, 32nd Floor, New York, NY 10020. As of September 30, 2012, KBI had $4.3 billion in assets under management.

For its services as subadviser, VIA pays KBI a fee at the rate of 50% of the net investment management fee paid by EM Equity Income Fund.

Newfleet Asset Management — Bond Fund, CA Tax-Exempt Bond Fund, Emerging Markets Debt Fund, High Yield Fund, Multi-Sector Intermediate Bond Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund

Newfleet is located at 100 Pearl Street, Hartford, CT and is an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA. Newfleet acts as subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of September 30, 2012, Newfleet had approximately $10.2 billion in assets under management.

For its services as a subadviser, VIA pays Newfleet at the annual rate stated below for each Fund.

Fund	Subadvisory Fee
Bond Fund	50% of the net advisory fee
CA Tax-Exempt Bond Fund	50% of the net advisory fee
Emerging Markets Debt Fund	50% of the net advisory fee
High Yield Fund	50% of the net advisory fee
Multi-Sector Intermediate Bond Fund	50% of the net advisory fee
Multi-Sector Short Term Bond Fund	50% of the net advisory fee
Senior Floating Rate Fund	50% of the net advisory fee

Newfound Investments, LLC — Disciplined Bond Fund, Disciplined Country Fund and Disciplined Equity Fund

Newfound is located at 100 Pearl Street, Hartford, CT 06103 and is an in-direct wholly-owned subsidiary of Virtus and an affiliate of VIA. Newfound acts as subadviser to mutual funds. As of December 31, 2012, Newfound had approximately $3 million in assets under management.

For its services as a subadviser, VIA pays Newfleet at the annual rate stated below for each Fund.

Fund	Subadvisory Fee
Disciplined Bond Fund	50% of the net advisory fee
Disciplined Country Fund	50% of the net advisory fee
Disciplined Equity Fund	50% of the net advisory fee

Rampart Investment Management Company, LLC — Low Volatility Fund

Rampart, is located at One International Place, 14th Floor, Boston, MA 02110 and is an in-direct wholly-owned subsidiary of Virtus and an affiliate of VIA. Rampart has been an investment adviser since 1983 and provides investment management and advisory services to mutual funds and institutional and high net worth individuals through separately managed accounts. As of March 31, 2013, Rampart had approximately $1.4 billion in assets under management.

For its services as subadviser, VIA pays Rampart a fee at the rate of 50% of the net advisory fee paid by Low Volatility Fund.

Vontobel Asset Management, Inc. — Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia Fund and Greater European Fund

Vontobel is located at 1540 Broadway, 38th Floor, New York, NY 10036 and is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of September 30, 2012, Vontobel had in excess of $32 billion in assets under management.

Fund	Subadvisory Fee
Foreign Opportunities Fund	50% of the net advisory fee
Global Opportunities Fund	50% of the net advisory fee
Greater Asia Fund	50% of the net advisory fee
Greater European Fund	50% of the net advisory fee

For its services as a subadviser, VIA pays Vontobel a fee at the rate of 50% of the net advisory fee paid by each Fund for which Vontobel acts as a subadviser.

Subadvisory Fees

The following table shows the dollar amount of fees payable to each subadviser for managing the applicable Fund(s), the amount of expenses reimbursed by the subadviser, and the actual fee received by the subadviser for the fiscal years ended September 30, 2010, 2011 and 2012.

	Gross Subadvisory Fee ($)			Subadvisory Fee Waived and/or Expenses Reimbursed ($)*			Net Subadvisory Fee ($)
Fund	2010	2011	2012	2010	2011	2012	2010	2011	2012
Allocator Premium AlphaSectorSM	N/A	$71,774	$685,953	N/A	$26,532	($26,532)	N/A	$45,242	$712,485
AlphaSectorSM Rotation Fund	$565,547	$924,782	$498,591	N/A	N/A	N/A	$565,547	$924,782	$498,591
Bond Fund	$471,798	$364,955	$344,216	$146,746	$152,568	$131,560	$325,053	$212,387	$212,656
CA Tax-Exempt Bond Fund	$131,921	$126,478	$130,677	$52,772	$56,345	$55,793	$79,150	$70,134	$74,884
Dynamic AlphaSectorSM Fund	$673,637	$549,507	$637,345	$126,887	$110,058	$102,404	$546,750	$439,449	$534,941
EM Debt Fund	N/A	N/A	$6,180	N/A	N/A	$17,656	N/A	N/A	($11,477)
EM Equity Income Fund	N/A	N/A	$1,808	N/A	N/A	$14,687	N/A	N/A	($12,880)
Foreign Opportunities Fund	$4,924,014	$4,855,086	$4,605,820	N/A	N/A	N/A	$4,924,014	$4,855,086	$4,605,820
Global Commodities Fund	N/A	$26,555	$97,375	N/A	$42,263	$18,808	N/A	($15,708)	$78,567
Global Dividend Fund	$256,703	$226,320	$249,130	N/A	N/A	N/A	$256,703	$226,320	$249,130
Global Opportunities Fund	$246,356	$262,195	$344,179	$23,909	$38,039	$2,441	$222,447	$224,156	$341,738
Global Premium AlphaSectorSM Fund	N/A	$26,072	$215,227	N/A	$29,790	N/A	N/A	($3,718)	$215,227
Global Real Estate Fund	$10,928	$20,851	$46,275	$45,403	$43,161	$49,171	($34,476)	($22,311)	($2,896)
Greater Asia Fund	$39,602	$59,094	$42,625	$50,554	$63,937	$66,205	($10,952)	($4,844)	($23,580)
Greater European Fund	$25,902	$22,412	$24,224	$39,733	$41,739	$39,116	($13,831)	($19,327)	($14,892)
Herzfeld Fund	N/A	N/A	$334	N/A	N/A	$12,362	N/A	N/A	($12,028)
High Yield Fund	$302,581	$327,913	$313,342	N/A	$72,573	$79,502	$302,581	$255,340	$233,841
International Equity Fund	$382	$70,616	$85,218	$8,154	$52,821	$25,425	($7,772)	$17,795	$59,793
International Real Estate Fund	$140,389	$152,034	$140,231	$36,298	$41,236	$47,865	$104,091	$110,798	$92,366
International Small-Cap Fund	N/A	N/A	$1,000	N/A	N/A	$15,034	N/A	N/A	($14,035)
Multi-Sector Intermediate Bond Fund	$547,509	$624,932	$849,519	N/A	N/A	N/A	$547,509	$624,932	$849,519
Multi-Sector Short Term Bond Fund	$6,582,621	$9,511,507	$12,588,316	N/A	N/A	N/A	$6,582,621	$9,511,507	$12,588,316
Premium AlphaSectorSM Fund	$76,995	$6,272,219	$9,771,391	$11,926	($11,926)	N/A	$65,069	$6,284,145	$9,771,391
Real Estate Fund	$3,321,121	$3,984,074	$4,458,206	N/A	N/A	N/A	$3,321,121	$3,984,074	$4,458,206
Senior Floating Rate Fund	$350,567	$1,009,588	$1,234,950	($28,980)	($21,328)	N/A	$379,547	$1,030,916	$1,234,950
Wealth Masters Fund	N/A	N/A	$289	N/A	N/A	$14,710	N/A	N/A	($14,421)

Administrator

Effective January 1, 2013, Virtus Fund Services, LLC is the administrator of the Trust. Prior to January 1, 2013, VP Distributors served as the administrator of the Trust. Virtus Fund Services and VP Distributors are indirect, wholly-owned subsidiaries of Virtus and affiliates of the Adviser. For its services as administrator for the fiscal year ended September 30, 2012, VP Distributors received, and for its services as administrator as of the date of this SAI Virtus Fund Services is entitled to receive, an administration fee based upon the average net assets across all non-money market series of the Virtus Mutual Funds at the following annual rates:

First $15 billion	0.10%
$15+ billion to $30 billion	0.095%
$30+ billion to $50 billion	0.09%
Greater than $50 billion	0.085%

For the money market funds, the fee is 0.015% of the average net assets across all Virtus money market funds within Virtus Mutual Funds. From April 14, 2010 until December 31, 2010, the fee was based upon the average net assets across all non-money market series of the Virtus Mutual Funds at the annual rate of 0.10%.

For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of the series of VVIT.

Prior to April 14, 2010, VP Distributors was paid at the following incremental annual rates (based upon average net assets across all non-money market series of Virtus Mutual Funds):

First 5 billion	0.09%
$5 billion to $15 billion	0.08%
Greater than $15 billion	0.07%

For the Money Market Funds, the fee was 0.015% of the average net assets across all Virtus Money Market Funds within the Virtus Mutual Funds.

The following table shows the dollar amount of fees paid to VP Distributors for the fiscal years ended September 30, 2010, 2011 and 2012, for its administrative services with respect to each Fund.

	Administration Fee ($)
Fund	2010	2011	2012
Allocator Premium AlphaSectorSM	N/A	13,038	195,493
AlphaSectorSM Rotation Fund	306,001	461,077	446,388
Bond Fund	210,383	161,330	150,726
Dynamic AlphaSectorSM Fund	91,940	72,583	71,201
EM Debt Fund	N/A	N/A	1,622
EM Equity Income Fund	N/A	N/A	339
CA Tax-Exempt Bond Fund	59,358	55,572	57,079
Foreign Opportunities Fund	1,179,205	1,139,810	1,067,456
Global Commodities Fund	N/A	5,305	19,205
Global Dividend Fund	79,252	68,979	75,510
Global Opportunities Fund	58,768	61,054	79,771
Global Premium AlphaSectorSM Fund	N/A	4,736	64,310
Global Real Estate Fund	2,663	4,363	10,721
Greater Asia Fund	8,098	11,264	8,330
Greater European Fund	6,117	4,729	5,477
Herzfeld Fund	N/A	N/A	66
High Yield Fund	94,283	100,185	94,932
International Equity Fund	90	16,319	19,702
International Real Estate Fund	28,555	29,820	27,593
International Small-Cap Fund	N/A	N/A	197
Multi-Sector Intermediate Bond Fund	204,529	226,340	304,300
Multi-Sector Short Term Bond Fund	2,690,234	3,887,424	5,183,453
Premium AlphaSectorSM Fund	13,777	1,139,474	2,918,021
Real Estate Fund	918,516	1,065,033	1,184,464
Senior Floating Rate Fund	123,292	335,611	406,484
Wealth Masters Fund	N/A	N/A	67

Sub-administrative and Accounting Agent

The Trust has entered into an agreement with BNY Mellon, 301 Bellevue Parkway, Wilmington, DE 19809, pursuant to which BNY Mellon acts as sub-administrative and accounting agent of the Trust. For its services in this capacity, BNY Mellon receives a fee based on the average net assets across all Non-Money Market Funds within the Virtus Mutual Funds at the following incremental rates:

First $15 billion	0.0358%
Over $15 billion	0.025%

For the money market Funds, the fee is 0.02% of the average net assets across all Virtus money market Funds within the Virtus Mutual Funds. For the purposes of applying the fee breakpoints, the Virtus Mutual Funds’ average net assets may be aggregated with the average net assets of an affiliated fund complex for which Virtus Fund Services acts as administrator.

Distributor

VP Distributors, a broker-dealer registered with the FINRA and which is an indirect, wholly-owned subsidiary of Virtus and an affiliate of the Adviser and certain subadvisers, serves as distributor of the Funds’ shares. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. George R. Aylward, Kevin J. Carr and Nancy J. Engberg, each serve as an officer of the Trust and as an officer for the Distributor.

The Trust and VP Distributors have entered into an underwriting agreement under which VP Distributors has agreed to use its best efforts to find purchasers for Trust shares and the Trust has granted to VP Distributors the exclusive right to purchase from the Funds and resell, as principal, shares needed to fill unconditional orders for Fund shares. VP Distributors may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. VP Distributors may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with VP Distributors. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the NAV per share of a Fund of the Trust.

For its services under the underwriting agreement, VP Distributors receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, VP Distributors may receive payments from the Trust pursuant to the Distribution Plans described below.

During the fiscal years ended September 30, 2010, 2011 and 2012, purchasers of shares of the Funds paid aggregate sales charges of $5,414,177, $19,521,199 and $13,430,937 respectively, of which the Distributor received net commissions of $949,429, $1,720,109 and $2,178,972 respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2012, the Distributor received net commissions of $1,308,911 for Class A Shares and $108,417 for Class T Shares and deferred sales charges of $352,524 for Class A Shares, $12,262 for Class B Shares and $396,858 for Class C Shares.

The Distribution Agreement may be terminated at any time by 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not parties to the Distribution Agreement or “interested persons” of any party and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

The following table shows the dollar amount of sales charges paid to VP Distributors for the fiscal years ended September 30, 2010, 2011, and 2012, with respect to sales of Class A Shares of each Fund and the amount of sales charges retained by the distributor and not reallowed to other persons. There were no sales charges paid to the distributor with respect to Class A Shares of the Funds not mentioned below. There were no sales charges paid to the distributor with respect to Class A Shares of the Funds not mentioned below. However, for the fiscal year ended September 30, 2012, shareholders of the Bond Fund, Foreign Opportunities Fund, Global Opportunities Fund, High Yield Fund and Premium AlphaSector Fund and paid Class A deferred sales charges of $39, $357, $242,151, $203 and $61,852, respectively.

	Aggregate Underwriting Commissions ($)			Amount Retained by the Distributor ($)			Amount Reallowed ($)
	2010	2011	2012	2010	2011	2012	2010	2011	2012
Allocator Premium AlphaSectorSM	81,266	232,724	1,151,003	10,683	29,625	146,841	70,583	203,099	1,004,162
AlphaSectorTM Rotation Fund	2,017,724	708,213	381,053	251,742	84,843	49,431	1,765,982	623,370	331,622
Bond Fund	38,926	40,783	43,005	11,991	5,055	5,908	26,935	35,728	37,097
CA Tax-Exempt Bond Fund	7,475	2,729	2,000	2,178	453	232	5,297	2,276	1,768
Dynamic AlphaSectorSM Fund	16,847	1,388	578,546	2,007	184	54,667	14,840	1,204	523,879
Foreign Opportunities Fund	106,480	90,273	153,691	13,386	17,575	23,315	93,094	72,698	130,376
Global Commodities Fund	—	2,351	1,777	—	367	232	—	1,984	1,545
Global Dividend Fund	44,875	67,038	181,508	5,817	7,694	25,012	39,058	59,344	156,496
Global Opportunities Fund	9,924	6,893	183,701	1,619	1,231	5,069	8,305	5,662	178,632
Global Premium AlphaSectorSM Fund	—	43,609	122,092	—	5,458	16,166	—	38,151	105,926
Global Real Estate Fund	1,923	13,709	46,468	305	1,820	5,805	1,618	11,889	40,663

	Aggregate Underwriting Commissions ($)			Amount Retained by the Distributor ($)			Amount Reallowed ($)
	2010	2011	2012	2010	2011	2012	2010	2011	2012
Greater Asia Fund	4,507	5,263	402	552	881	55	3,955	4,382	347
Greater European Fund	287	493	5,426	37	63	722	250	430	4,704
Herzfeld Fund	—	—	200	—	—	25	—	—	175
High Yield Fund	158,552	76,777	60,499	24,471	12,909	12,658	134,081	63,868	47,841
International Equity Fund	—	78	947	—	9	100	—	69	847
International Real Estate Fund	420	23,507	11,518	57	2,930	1,464	363	20,577	10,054
Multi-Sector Intermediate Bond Fund	299,076	273,398	381,608	34,831	36,072	54,261	264,245	237,326	327,347
Multi-Sector Short Term Bond Fund	1,411,040	1,582,602	1,801,816	119,427	116,962	144,005	1,291,613	1,465,640	1,657,811
Premium AlphaSectorSM Fund	294,788	7,244,684	5,527,545	36,317	841,938	672,174	258,471	6,402,746	4,855,371
Real Estate Fund	224,142	472,925	536,163	31,455	60,613	68,200	192,687	412,312	467,963
Senior Floating Rate Fund	536,132	692,729	140,373	53,342	86,448	13,912	482,790	606,281	126,461
Wealth Masters Fund	—	—	256	—	—	—	—	—	256

Dealer Concessions

Multi-Sector Short Term Bond Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.25%	2.30%	2.00%

$50,000 but under $100,000	1.25	1.27	1.00

$100,000 but under $500,000	1.00	1.01	1.00

$500,000 but under $1,000,000	0.75	0.76	0.75

$1,000,000 or more	None	None	None

CA Tax-Exempt Bond Fund and Senior Floating Rate Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	2.75%	2.83%	2.25%

$50,000 but under $100,000	2.25	2.30	2.00

$100,000 but under $250,000	1.75	1.78	1.50

$250,000 but under $500,000	1.25	1.27	1.00

$500,000 but under $1,000,000	1.00	1.01	1.00

$1,000,000 or more	None	None	None

Bond Fund, Disciplined Bond Fund, EM Debt Fund, High Yield Fund and Virtus Multi-Sector Intermediate Bond Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	3.75%	3.90%	3.25%

$50,000 but under $100,000	3.50	3.63	3.00
$100,000 but under $250,000	3.25%	3.36%	2.75%

$250,000 but under $500,000	2.25	2.30	2.00

$500,000 but under $1,000,000	1.75	1.78	1.50

$1,000,000 or more	None	None	None

Equity Funds, AlphaSectorSM Funds and Alternatives Diversifier Fund

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%

$50,000 but under $100,000	4.75	4.99	4.25

$100,000 but under $250,000	3.75	3.90	3.25

$250,000 but under $500,000	2.75	2.83	2.25

$500,000 but under $1,000,000	2.00	2.04	1.75

$1,000,000 or more	None	None	None

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. With respect to Class C Shares and Class T Shares of the Short Term Bond Fund, the Distributor does not pay a sales commission on Class C Shares and intends to pay investment dealers a sales commission of 1% of the sale price of Class T Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the “Plan”) due to a waiver of the CDSC for these Plan participants’ purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Trust and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Trust through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources.

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. Additionally, for Virtus fixed income funds, AlphaSectorSM Rotation Fund and Disciplined Bond Fund the Distributor may pay broker-dealers a finder’s fee in an amount equal to 0.50% of eligible Class A Share purchases from $1,000,000 to $3,000,000 and 0.25% on amounts greater than $3,000,000. For all other Virtus Mutual Funds, the Distributor may pay broker-dealers a finder’s fee in an amount equal to 1.00% of eligible Class A Share purchases from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000, and 0.25% on amounts greater than $10,000,000. Purchases by an account in the name of a qualified employee benefit plan are eligible for a finder’s fee only if such plan has at least 100 eligible employees. A CDSC may be imposed on certain redemptions of such investments within 18 months of purchase. For all Virtus fixed income funds, AlphaSectorSM Rotation Fund and Disciplined Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. For purposes of determining the applicability of the CDSC, the 18-month period begins on the last day of the month preceding the month in which the purchase was made. The Distributor will also pay broker-dealers a service fee of 0.25% beginning in the thirteenth month following purchase of Class A Shares on which a finder’s fee has been paid. VP Distributors reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Trust’s Distribution Plan, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, re-allow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Custodian

JPMorgan Chase Bank, N.A., One Chase Manhattan Plaza, 19th Floor, New York, NY 10005, serves as the custodian (the “Custodian”) of the Funds’ assets. The Custodian designated by the Board of Trustees holds the securities in the Funds’ portfolios and other assets for safe keeping. The Custodian does not and will not participate in making investment decisions for the Funds. The Trust has authorized the Custodian to appoint one or more sub-custodians for the assets of the Funds held outside the United States. The securities and other assets of each Fund are held by its Custodian or any sub-custodian separate from the securities and assets of each other Fund.

Transfer Agent and Sub-Transfer Agent

Effective January 1, 2013, Virtus Fund Services acts as transfer agent for the Trust. Prior to January 1, 2013, VP Distributors served as the transfer agent. Pursuant to a Transfer Agent and Service Agreement, Virtus Fund Services receives a fee, based on the average net assets across all series of Virtus Mutual Funds at an annual rate ranging from 0.045% to 0.0025%, depending on asset class. Virtus Fund Services is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Virtus Fund Services or the Funds. Pursuant to an agreement among the Trust, Virtus Fund Services and BNY Mellon, BNY Mellon serves as sub-transfer agent to perform certain shareholder servicing functions for the Funds. For performing such services, BNY Mellon receives a monthly fee from the Funds. Fees paid by the Funds, in addition to the fee paid to Virtus Fund Services, will be reviewed and approved by the Board of Trustees.

Legal Counsel to the Trust and the Independent Trustees

Sullivan & Worcester, LLP, 1666 K Street, NW Washington, DC 20006, acts as legal counsel to the Trust and its Independent Trustees and reviews certain legal matters for the Trust in connection with the shares offered by the Prospectus.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP audits the Trust’s annual financial statements and expresses an opinion thereon. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the Trust from time to time.

DISTRIBUTION PLANS

The Trust has adopted a distribution plan for each class of shares (except Class I Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, a plan for the Class C Shares and a plan for the Class T Shares; collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class B Shares (0.55% for the Multi-Sector Short Term Bond Fund), at a rate of 0.75% per annum for Class C Shares (0.25% for the Multi-Sector Short Term Bond Fund), and at a rate of 0.75% per annum for Class T Shares.

Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Virtus Mutual Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s Prospectuses and SAI for distribution to potential investors; (vii) expenses related to the cost of financing or providing such financing from the Distributor’s or an affiliate’s resources in connection with the Distributor’s payment of such distribution expenses; and (viii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund. From the fees received, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual NAV of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the fees received is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual NAV of that class.

In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds’ shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

On a quarterly basis, the Funds’ Board of Trustees reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds’ Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Funds.

For the fiscal year ended September 30, 2012, the Funds paid Rule 12b-1 fees in the amount of $37,525,976, of which the Distributor received $26,977,004 and unaffiliated broker-dealers received $10,548,972. The Rule 12b-1 payments were used for (1) compensation to dealers, $36,059,621; (2) compensation to sales personnel, $12,190,903; (3) advertising, $1,618,805; (4) printing and mailing of prospectuses to other than current shareholders, $346,527; and (5) other, $369,022.

No interested person of the Funds other than the Distributor and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, has had any direct or indirect financial interest in the operation of the Plans or related agreements.

The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.

FINRA regards certain distribution fees as asset-based sales charges subject to FINRA sales load limits. FINRA’s maximum sales charge rule may require the Board of Trustees to suspend distribution fees or amend the Plans. In order to address this issue, the Distributor has contractually agreed with respect to the Rule 12b-1 Plan applicable to Class C Shares of the AlphaSectorSM Funds, the Disciplined Funds and the Low Volatility Fund to waive its fees to the extent that such funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the funds to exceed the applicable limits.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

As described in each Fund’s prospectuses, the portfolio manager(s) who are responsible for the Funds are:

Fund	Portfolio Manager(s)
Allocator Premium AlphaSectorSM Fund	Howard Present Amy Robinson

AlphaSectorSM Rotation Fund	Howard Present Amy Robinson

Alternatives Diversifier Fund	David Dickerson Carlton Neel

Bond Fund	David L. Albrycht Christopher J. Kelleher

Fund	Portfolio Manager(s)
CA Tax-Exempt Bond Fund	Timothy M. Heaney

Disciplined Equity Style Fund	Corey Hoffstein Amy Robinson

Disciplined Select Bond Fund	Corey Hoffstein Amy Robinson

Disciplined Select Country Fund	Corey Hoffstein Amy Robinson

Dynamic AlphaSector SM Fund	Howard Present Amy Robinson

Emerging Markets Debt Fund	David L. Albrycht, Stephen H. Hooker Daniel P. Senecal

Emerging Markets Equity Income Fund	James Collery David Hogarty Ian Madden Gareth Maher

Foreign Opportunities Fund	Rajiv Jain

Global Commodities Fund	David G. M. Coxe Ernesto Ramos

Global Dividend Fund	Connie M. Luecke Randle L. Smith

Global Opportunities Fund	Matthew Benkendorf Rajiv Jain

Global Premium AlphaSectorSM Fund	Howard Present Amy Robinson

Global Real Estate Fund	Geoffrey P. Dybas Frank J. Haggerty

Greater Asia Fund	Brian Bandsma Rajiv Jain

Greater European Fund	Matthew Benkendorf Rajiv Jain Daniel Kranson

Herzfeld Fund	Cecilia L. Gondor Erik M. Herzfeld Thomas J. Herzfeld

High Yield Fund	David L. Albrycht Kyle A. Jennings Francesco Ossino Jonathan R. Stanley

International Equity Fund	Frederick A. Brimberg

International Real Estate Fund	Geoffrey P. Dybas Frank J. Haggerty

International Small-Cap Fund	Craig Stone Craig Thrasher

Low Volatility Equity Fund	Brendan R. Finneran Robert F. Hofeman, Jr.

Fund	Portfolio Manager(s)
Multi-Sector Intermediate Bond Fund	David L. Albrycht

Multi-Sector Short Term Bond Fund	David L. Albrycht

Premium AlphaSectorSM Fund	Howard Present Amy Robinson

Real Estate Fund	Geoffrey P. Dybas Frank J. Haggerty

Senior Floating Rate Fund	David L. Albrycht Kyle A. Jennings Francesco Ossino

Wealth Masters Fund	Murray Stahl Matthew Houk

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the relevant subadviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. Each subadviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year. Additionally, any conflicts of interest between the investment strategies of a Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of September 30, 2012, regarding all accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. In the table, Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations. The portfolio managers managing the Funds may also manage or be members of management teams for other Virtus Mutual Funds or other similar accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David L. Albrycht	6	$787 million	None	N/A	None	N/A

Matthew Benkendorf	1	$27.3 million	2	$762 million	1	$400 million

James Collery	2	$113.4 million	9	$527.5 million	12	$1.1 billion

Donald G. M. Coxe	1	$19 million	3	$244 million	10	$164 million
David Dickerson	8	$1.8 billion	None	N/A	None	N/A

Geoffrey Dybas(1)	1	$3.3 billion	1	$48.2 million	11	$295.3 million

Brendan R. Finneran**	None	$0	None	$0	149	652 million

James Fletcher***	1	$3 million	None	N/A	None	N/A

Cecilia Gondor	1	$1.1 million	None	N/A	None	N/A

Frank J. Haggerty, Jr.(1)	1	$3.3 billion	1	$48.2 million	11	$295.3 million

Timothy M. Heaney	1	$337 million	None	N/A	21	$186 million

Erik Herzfeld	2	$31.8 million	None	N/A	218	$121.2 million

Thomas J. Herzfeld	2	$31.8 million	None	N/A	218	$121.2 million

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert F. Hofeman, Jr.**	None	$0	None	$0	148	$648 million

Corey Hoffstein*	None	$0	None	$0	None	$0

David Hogarty	2	$113.4 million	9	$527.5 million	12	$1.1 billion

Stephen H. Hooker	None	$0	None	$0	None	$0

Matthew Houk	1	$82 million	None	$0	None	$0

Rajiv Jain(2)	4	$745 million	14	$7.7 billion	34	$12.4 billion

Kyle A. Jennings	1	$371 million	None	$0	None	$0

Christopher J. Kelleher	1	$71 million	None	$0	None	$0

Connie M. Luecke(4)	1	$160.7 million	None	$0	None	$0

Ian Madden	2	$113.4 million	9	$527.5 million	12	$1.1 billion

Gareth Maher	2	$113.4 million	9	$527.5 million	12	$1.1 billion

Carlton Neel	8	$1.8 billion	None	$0	None	$0

Francesco Ossino	None	$0	None	$0	None	$0

Howard Present	8	$4.8 billion	6	$169 million	141	$3.5 billion

Ernesto Ramos	2	$221 million	6	$478 million	14	$355 million

Amy Robinson	6	$4.8 billion	None	$0	None	$0

Daniel Senecal	1	$371 million	None	$0	None	$0

Randle L. Smith(4)	1	$160.7 million	None	$0	None	$0

Murray Stahl(3)	10	$1.4 billion	22	$1.1 billion	691	$1.6 billion

Jonathan R. Stanley	None	$0	None	$0	None	$0

Craig Stone	4	$401 million	None	$0	326	$1.6 billion

Craig Thrasher	1	$5 million	None	$0	None	$0

*	As of December 10, 2012

**	As of March 31, 2013

***	As of December 16, 2013

(1)	Mr. Dybas and Mr. Haggerty are Portfolio Managers for a closed-end registered investment company with $3.3 billion in assets of which $97.7 million are preferred REIT securities.

(2)	Mr. Jain is Portfolio Manager for one account which has a performance based fee. The value of the account as of September 30, 2012 was $191 million.

(3)	Mr. Stahl is Portfolio Manager for 20 pooled investment vehicles totaling $936 million and 6 other advisory accounts totaling $220 million that have a performance based fee.

(4)	Ms. Luecke and Mr. Smith are Portfolio Managers for a closed-end registered investment company with $160.7 million in assets of which $99.3 million are equity infrastructure securities.

Portfolio Manager Compensation

BMO Asset Management

The compensation program for investment professionals of BMO AM, including the portfolio managers of the Fund, is designed to provide a total compensation package that (a) serves to align employees’ interests with those of their clients, and (b) helps management to attract and retain high quality investment professionals.

All investment professionals are compensated through a combination of a fixed base salary and bonus. Senior management retains a national compensation consultant to undertake a study, at least annually, to determine appropriate levels of base compensation for the firm’s investment professionals. Bonus amounts are determined by many factors including: the pre-tax investment performance of the portfolio manager compared to the performance of benchmarks relevant to their managed investment strategies and performance of a peer group of funds and investment managers over a rolling one- and three-year performance period. The relevant benchmarks and peer groups for the Funds are set forth below:

Fund	Performance Benchmark
Global Commodities Fund	MSCI ACW Commodity Producers Sector Capped Index

Additional factors include each individual’s contributions to the success of the firm, and certain other factors at the discretion of senior management. The objective with regard to each component of compensation is to provide competitive compensation to investment professionals.

BMO AM has maintained a deferred incentive compensation program (nonqualified plan) which provides that certain key employees (currently, those who have been designated a Partner or Senior Partner of BMO AM, and including portfolio managers, analysts, and certain non-investment personnel) are granted incentive awards annually, payment of which must be deferred to a future date. Awards through the end of fiscal year 2010 were invested in BMO AM’s managed funds and vest three years from the end of the specific year for which the awards were granted. Awards are payable to participants based on the provisions of the program and the elections of the participants. Beginning in 2011, deferred awards are delivered as Restricted Share Units (RSUs) that reflect the performance of Bank of Montreal common shares on the TSX and earn dividend equivalents in the form of additional units. Also, for key employees, including all senior investment professionals and management direct reports to the President & CEO of BMO AM, a portion of their deferred award is delivered as a Sustained Growth Award (SGA) that has business specific (i.e. BMO AM) post grant performance measures that are directly tied to the longer-term performance of the managed funds and the business as a whole. The incentive pool funding metrics for both the RSU and SGA are aligned to specific business financial objectives and awards vest at the end of three years following the end of the specific year for which the awards were granted. All non-vested awards are forfeited on resignation. The purpose of the deferred programs is to reinforce specific growth objectives, reward individual performance that is focused on the longer-term success of the business, and to provide assurance to investors in managed funds/portfolios that key employees have a personal stake in the investment performance of the funds.

Coxe

Coxe is a limited liability partnership registered in the State of Illinois. Donald Coxe is founder, Managing Partner and majority owner of the firm, holding 85% of outstanding shares. Net income (and net losses) of the firm are allocated to the partners according to the partnership agreement: For his services, Mr. Coxe receives a minimum fee, “hurdle amount” (set by the firm annually) and the distribution of 85% net income of the firm.

Duff & Phelps, Euclid, Kayne, Newfleet, Newfound and Rampart

Virtus and certain of its affiliated investment management firms (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

Fund	Benchmark(s) and/or Peer Group
Bond Fund	Barclays Capital U.S. Aggregate Bond Index

CA Tax-Exempt Bond Fund	Lipper California Municipal Debt Universe

EM Debt Fund	Lipper Emerging Markets Debt

Global Dividend Fund	MSCI World Infrastructure Capped Index

Global Real Estate Fund	FTSE EPRA NAREIT Developed Rental Index

High Yield Fund	Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index

International Real Estate Fund	FTSE Global Rental x U.S. Index

International Small-Cap Fund	Lipper International Small-Mid Cap Blend

Low Volatility Equity Fund	Strategic Insights Alternative US Option Hedge Strategy Fund

Multi-Sector Intermediate Bond Fund	Lipper Multi-Sector Income Funds

Multi-Sector Short Term Bond Fund	Lipper Short Investment Grade Debt Funds

Real Estate Fund	FTSE NAREIT Equity REITs Index

Senior Floating Rate Fund	Lipper Loan Participation Funds

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

F-Squared Institutional and F-Squared Alternative

Howard Present is both Portfolio Manager for the AlphaSectorSM Funds as well as CEO of F-Squared Institutional and F-Squared Alternative (“F-Squared”). His compensation includes a base salary and bonus, with the bonus comprised of both cash and equity. The determination of the bonus amount is made by the board of directors of F-Squared Investment Management LLC, parent of F-Squared, based on his responsibilities as CEO.

Herzfeld

Thomas J. Herzfeld has an employment contract with Thomas J. Herzfeld Advisors, Inc. at a fixed salary plus bonus based on the profitability of the firm. No specific formula is indicated in the contract. Thomas J. Herzfeld Advisors, Inc. is majority owned by Thomas J. Herzfeld therefore his compensation is directly related to the profitability of the firm.

The compensation of all other employees is at management’s discretion and based on annual year-end reviews or more frequent reviews if requested by the employee. All key personnel are paid by salary and year-end bonus based on the profitability of the firm and the discretion of management.

Employees are paid in cash; however the firm is considering future compensation plans based on cash and stock, perhaps to be rolled out as soon as 2013.

At present, portfolio managers provide input related to their own compensation. There are currently no specific incentives related to specific portfolio performance, but rather to performance of the firm as a whole.

Horizon

Compensation for professional and supervisory personnel for the Fund consists of a salary and discretionary bonus. Salary is typically a function of the skill and experience of the particular individual, and discretionary bonuses are based on the overall contribution to the Firm, but are not tied directly to performance. Additionally, shareholders of the Firm, some of whom are team members that will be responsible for management of the Fund, derive benefits normally associated with the ownership of a profitable corporation such as distributions of profits.

KBI

Salary—KBI’s compensation structure is one of the most competitive in the industry. Regular surveys of the industry are carried out to ensure that the overall remuneration package remains at the leading edge. In terms of salary, KBI uses a global benefits consulting firm to ensure our salary levels are set competitively against the wider asset management industry.

Bonus—Bonuses are awarded annually. The total pool of money available for bonus payments is driven by the profitability of KBI. In terms of how this gets allocated, the majority of a portfolio manager’s bonus is quantitatively calculated based on relative investment performance. The balance is awarded based on the achievement of personal and team goals. Employees are obliged to take a proportion of their bonus in equity, which vests over a number of years.

Long Term Incentive Program—Certain employees have been awarded parent company shares. These shares vest over a number of years and if the employees leave the shares are forfeited. While KBI does not disclose which employees hold these it is reasonable to assume that the more experienced members of the asset management team and senior management team participate in this retention package.

Pyrford

Compensation for investment professionals consists of basic remuneration, which is benchmarked to the external marketplace to ensure it remains competitive. In addition, investment personnel have a proportion of their remuneration, over and above base salary, tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority.

Bonuses paid to investment professionals include the following additional elements:

•

Restricted Share Units (RSU). These units are linked to the value of the share price of the parent group, BMO Financial Group, and mature three years after they are granted. The units accrue dividends announced by the company and distribution is made in cash based on the final share price.

•

Sustained Growth Award (SGA). These units are linked specifically to the performance of Pyrford, including the profitability and investment performance of the firm as a whole. The units mature three years after they are granted and the final value is determined by the business’ previous three year performance.

The possibility of conflicts of interest where a manager might take undue risks to boost lagging performance is prevented through the oversight of the portfolio by the Investment Chairman and Chief Investment Officer. This oversight prevents “style drift” and ensures that the portfolio remains consistent with the prevailing Pyrford philosophy.

Vontobel Asset Management

The portfolio manager for the Emerging Markets Opportunities Fund is compensated by Vontobel. The portfolio manager’s compensation consists of two components. The first component is base salary, which is fixed. The second component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages. Such incentive compensation accrues over and above specific threshold amounts of investment management fee generation of each strategy. Incentive compensation is paid quarterly in arrears. A significant portion of such incentive compensation is subject to 3 year deferrals. All amounts deferred must be invested in publicly traded mutual funds or non-registered commingled funds managed by the firm. In the case of the portfolio manager(s), amounts deferred equal approximately one year’s total compensation on a rolling basis. The portfolio manager does not receive any compensation directly from the Fund or the Adviser.

Portfolio Manager Fund Ownership

The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in each fund described in the funds’ prospectuses that he or she managed as of September 30, 2012:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
David L. Albrycht

Bond Fund – None

EM Debt Fund – None

High Yield Fund – None

Multi-Sector Intermediate Bond Fund –
$100,001-$500,000

Multi-Sector Short Term Bond Fund – over $1,000,000

Senior Floating Rate Fund – $100,001-$500,000

Matthew Benkendorf	Foreign Opportunities Fund – $100,001-$500,000 Global Opportunities Fund – $500,001-$1,000,000 Greater European Fund – $100,001-$500,000 Greater Asia Fund – $10,001-$50,000
James Collery	EM Equity Income Fund – None
Donald G. M. Coxe	Global Commodities Fund – None
David Dickerson	Alternatives Diversifier Fund – $50,001-$100,000
Geoffrey Dybas	Global Real Estate Fund – $10,001-$50,000 International Real Estate Fund – $10,001-$50,000 Real Estate Fund – $50,001-$100,000
Brendan R. Finneran	Low Volatility Fund – None**
James Fletcher	EM Small-Cap Fund – None****
Cecilia L. Gondor	Herzfeld Fund – None
Frank J. Haggerty, Jr.	Global Real Estate Fund – None International Real Estate Fund – $10,001-$50,000 Real Estate Fund – $10,001-$50,000
Erik M. Herzfeld	Herzfeld Fund – None
Thomas J. Herzfeld	Herzfeld Fund – None***
Robert F. Hofeman, Jr.	Low Volatility Fund – None**
Corey Hoffstein	Disciplined Equity Fund – None* Disciplined Bond Fund – None* Disciplined Country Fund – None*
David Hogarty	EM Equity Income Fund – None
Stephen H. Hooker	EM Debt Fund – None
Matthew Houk	Wealth Masters Fund – None
Timothy M. Heaney	CA Tax-Exempt Bond Fund – None
Rajiv Jain	Foreign Opportunities Fund – Over $1,000,000 Global Opportunities Fund – Over $1,000,000 Greater Asia Fund – Over $1,000,000
Kyle A. Jennings	High Yield Fund – None Senior Floating Rate Fund – None
Christopher J. Kelleher	Bond Fund – None
Connie M. Luecke	Global Dividend Fund – $100,001-$500,000
Ian Madden	EM Equity Income Fund – None
Gareth Maher	EM Equity Income Fund – None
Carlton Neel	Alternatives Diversifier Fund – $10,001-$50,000

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Francesco Ossino	High Yield Fund – None Senior Floating Rate Fund – $100,001-$500,000
Howard Present	Allocator Premium AlphaSectorSM Fund – None AlphaSectorSM Rotation Fund – None Dynamic AlphaSectorSM Fund – None Global Premium AlphaSectorSM Fund – None Premium AlphaSectorSM Fund – None
Ernesto Ramos	Global Commodities Fund – None
Amy Robinson

Allocator Premium AlphaSectorSM Fund – None

AlphaSectorSM Rotation Fund – $10,001-$50,000

Disciplined Equity Fund – None*

Disciplined Bond Fund – None*

Disciplined Country Fund – None*

Dynamic AlphaSectorSM Fund – None

Global Premium AlphaSectorSM Fund – None

Premium AlphaSectorSM Fund – $10,001-$50,000

Daniel Senecal	EM Debt Fund – None
Randle L. Smith	Global Dividend Fund – $100,001-$500,000
Murray Stahl	Wealth Masters Fund – None
Jonathan R. Stanley	High Yield Fund – None
Craig Stone	International Small-Cap Fund – None
Craig Thrasher	EM Small-Cap Fund – None**** International Small-Cap Fund – None

*	As of December 18, 2012, the effective date of the funds noted.

**	As of June 10, 2013, the effective date of the fund noted.

***	The fund was effective on September 5, 2012 and as of the fund’s fiscal year and on September 30, 2013, Mr. Herzfeld did not own shares of the fund. Shortly thereafter, Mr Herzfeld began purchasing shares of the fund, and as of March 31, 2013, the dollar range of equity securities he owns of the fund is $100,001 – $500,000.

****	As of December 16, 2013, the effective date of the fund noted.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds of Funds generally do not invest directly in securities, but rather invest in ETFs and shares of underlying mutual funds. The shares of the underlying affiliated mutual funds are purchased at NAV of the shares of that fund without payment of a brokerage commission or a sales charge. The shares of ETFs are purchased through broker-dealers in transactions on a securities exchange, and the Funds will pay customary brokerage commissions for each purchase and sale.

The adviser or subadvisers to the underlying mutual funds execute the portfolio transactions for their respective fund. In allocating portfolio transactions, each underlying fund’s adviser must comply with the brokerage and allocation procedures adopted by the board of trustees of the underlying mutual fund. The following is a discussion of the portfolio transactions and brokerage procedures of those underlying mutual funds that are affiliated with the Funds, with the exception of the Funds of Funds.

In effecting transactions for the Funds, the applicable subadviser (throughout this section, “Subadviser”) adheres to the Trust’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services” as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Funds.

The Subadviser may cause a Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Funds are considered to be in addition to and not in lieu of services required to be performed by each Subadviser under its contract with the Trust and may benefit both the Funds and other accounts of the Subadviser. Conversely, brokerage and research services provided by brokers to other accounts of the Subadviser may benefit the Funds.

If the securities in which a particular Fund invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and executions are available elsewhere. Such securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Some fund transactions are, subject to the Conduct Rules of the FINRA and to obtaining best prices and executions, effected through dealers (excluding VP Distributors) who sell shares of the Funds.

The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the Subadvisers’ personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, a broker-dealer’s promotion or sales efforts, and (ii) the Trust, its Adviser, Subadvisers and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, a Subadviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the Subadviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Subadviser in that security on a given business day, with all transaction costs share pro rata based on the Fund’s participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Subadviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Subadviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Subadviser’s compliance officer prior to the execution of the order. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Board of Trustees will review these procedures from time to time as they deem appropriate.

Securities of Regular Broker-Dealers. The Funds are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Funds as of the close of their most recent fiscal year. During the fiscal year ended December 31, 2012, the Funds acquired securities of certain of the Funds’ regular broker dealers or the parents of such firms. The aggregate holdings of the Funds of those brokers or dealers as of September 30, 2012 (amounts in thousands, except shares) were as follows:

Fund	Broker/Dealer	Value ($)
Virtus Bond Fund	Bank of America LLC	$543
	Citicorp Securities Services LLC	2,413
	JPMorgan Chase & Co.	4,441
	Morgan Stanley	5,090
	Credit Suisse First Boston Corp.	1,217
	UBS AG	523
	Goldman Sachs & Co.	1,265
Virtus AlphaSector Rotation Fund	Bank of America LLC	2,665
	BNY Capital Markets, Inc.	748
	Charles Schwab & Co., Inc.	393
	Citicorp Securities Services LLC	2,687
	Goldman Sachs & Co.	1,435
	JPMorgan Chase & Co.	4,321
	Morgan Stanley	648
Virtus High Yield Fund	Citicorp Securities Services LLC	499
	Goldman Sachs & Co.	256
	Morgan Stanley	527
Virtus Multi-Sector Intermediate Bond Fund	Credit Suisse First Boston Corp.	2,187
	Citicorp Securities Services LLC	4,872
	Bank of America LLC	3,126
	JPMorgan Chase & Co.	14,698
	Morgan Stanley	2,624
	Barclays Bank PLC	5,274
	Goldman Sachs & Co.	2,938
	Jefferies & Company, Inc.	574
Virtus Multi-Sector Short-Term Bond Fund	Goldman Sachs & Co.	54,470
	JPMorgan Chase & Co.	376,069
	Barclays Bank PLC	89,256
	Morgan Stanley	77,916
	Bank of America LLC	133,606
	Citicorp Securities Services LLC	87,498
	Jefferies & Company, Inc.	6,639
	Credit Suisse First Boston Corp.	52,325
	Deutsche Bank Securities, Inc.	15,696
Virtus Foreign Opportunities Fund	UBS AG	34,396
Virtus Global Opportunities Fund	Citicorp Securities Services LLC	3,899
	JPMorgan Chase & Co.	3,641
	UBS AG	1,996
Virtus Greater European Opportunities Fund	UBS AG	241

Fund	Broker/Dealer	Value ($)
Virus Premium AlphaSector Fund	Bank of America LLC	$20,139
	BNY Capital Markets, Inc.	5,664
	Charles Schwab & Co., Inc.	2,972
	Citicorp Securities Services LLC	20,305
	Goldman Sachs & Co.	10,840
	JPMorgan Chase & Co.	32,732
	Morgan Stanley	4,900
Virtus Emerging Markets Debt Fund	Morgan Stanley	133
Virtus Wealth Masters Fund	Charles Schwab & Co., Inc.	7

During the fiscal year ended September 30, 2012, the Funds had no directed brokerage transactions to brokers for proprietary and third party research services.

PURCHASE, REDEMPTION AND PRICING OF SHARES

How to Buy Shares

For Class A Shares, Class C Shares and Class T Shares, the minimum initial investment is $2,500 and the minimum subsequent investment is $100. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an IRA. In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the adviser, subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor or Transfer Agent has an arrangement or (iii) by Trustees of the funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074.

The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.

Alternative Purchase Arrangements

Shares may be purchased from investment dealers at a price equal to their NAV per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Certain Funds also offers Class I Shares that may be purchased by certain institutional investors at a price equal to their NAV per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by an authorized broker or broker’s authoried designee prior to its close of business.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and CDSC on Class C Shares or Class T Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fees with respect to the Class C and Class C Thares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.

The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within five years of purchase for the Fixed Income Fund and within three years of purchase for the Short Term Bond Fund. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class T Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Funds’ shares may receive differing compensation for selling Class A Shares, Class C Shares or Class T Shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” in this SAI.)

Class A Shares

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a CDSC may apply on certain redemptions made within 18 months following purchases on which a finder’s fee has been paid. For all fixed income Virtus Mutual Funds, Virtus AlphaSectorSM Rotation Fund and Virtus Disciplined Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charges may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

Class B Shares

NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds as permitted by the existing exchange privileges (as set forth in the Funds’ prospectuses).

Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. Class B Shares of the Dynamic AlphaSectorSM Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. Class B Shares of the Short Term Bond Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges” in this SAI.)

Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of each Fund’s aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Short Term Bond Fund convert to Class A Shares six years after the end of the calendar month in which the shareholder’s order to purchase was accepted. Class B Shares of the Dynamic AlphaSectorSM Fund convert to Class A Shares seven years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. Class B Shares of the Dynamic AlphaSectorSM Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. Class B Shares of the Short Term Bond Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period,

Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative NAV of the two classes without the imposition of any sales load, fee or other charge.

For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder’s account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder’s account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.

Class C Shares

Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. Class C Shares of the Multi-Sector Short Term Bond Fund are not subject to a sales charge when redeemed. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of each Fund’s aggregate average daily net assets attributable to Class C Shares. Class C Shares of the Multi-Sector Short Term Bond Fund are subject to ongoing distribution and service fees of up to 0.50% of the Funds’ aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.

Class T Shares (Short Term Bond Fund Only)

Class T Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within the first year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See “Class A Shares, Class B Shares, Class C Shares and Class T Shares—Waiver of Deferred Sales Charges” in this SAI.) Class T Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Short Term Bond Fund’s aggregate average daily net assets attributable to the Class T Shares. Class T Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class T Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class T Shares of the Short Term Bond Fund do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes. Class T shares can be exchanged for Class C Shares of any Virtus Mutual Fund.

Class I Shares

Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the Adviser, the subadvisers, their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates.

Class A Shares—Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder’s fee has been paid may incur a CDSC if they redeem their shares within 18 months of purchase. For all Virtus fixed income funds and Virtus AlphaSectorSM Rotation Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor or Transfer Agent.

Qualified Purchasers

If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares, provided that such purchase is made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund: (1) trustee, director or officer of the Virtus Mutual Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the applicable Fund’s Adviser, subadviser or Distributor; (3) any private client of an Adviser or subadviser to any Virtus Mutual Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser, a subadviser or the Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from the Distributor and/or their corporate affiliates or from PNX, as long as, with respect to PNX employees or agents, such individual was employed by PNX prior to December 31, 2008; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Virtus Mutual Fund or Virtus qualified plan; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (14) any deferred compensation plan established for the benefit of any trustee or director of Virtus, any Virtus Mutual Fund, or any open- or closed-end fund advised, subadvised or distributed by the Adviser, the Distributor or any of their corporate affiliates.

If you fall within any one of the following categories, you also will not have to pay a sales charge on your purchase of Class A Shares: (15) individuals purchasing through an account with an unaffiliated brokerage firm having an agreement with the Distributor to waive sales charges for its clients; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, certain plans qualified or created under Sections 401(a), 403(b) or 457 of the Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan if such Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (15) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege

Your purchase of any class of shares of these Funds or any other Virtus Mutual Fund (other than any Money Market Fund), if made at the same time by the same person, will be added together with any existing Virtus Mutual Fund account values, to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, his or her spouse and minor children purchasing shares for his, her or their own account (including an IRA account) including his, her or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or certain Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent

If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Virtus Mutual Fund (other than any Money Market Fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding commitment. Since the Funds and their agents do not know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge. You will be given 20 days to make this decision. If you do not exercise either election, the Transfer Agent will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Transfer Agent will redeem restricted Class A Shares before Class C Shares, Class T Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Right of Accumulation

The value of your account(s) in any class of shares of these Funds or any other Virtus Mutual Fund (other than any Money Market Fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Funds and their agents at the time of purchase to exercise this right.

Associations

Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; and (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class A and Class C Shares—Waiver of Deferred Sales Charges

The CDSC is waived on the redemption (sale) of Class A Shares, Class B Shares, Class C Shares and Class T Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse, (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account, or (iv) of the “grantor” on a trust account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under certain retirement plans qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan (“Plan”) invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class A Shares, Class B Shares, Class C Shares and Class T Shares of these Funds or any of the Virtus Mutual Funds; (g) based on any direct rollover transfer of shares from an established Virtus Mutual Fund qualified plan into a Virtus Mutual Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

How to Redeem Shares

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ NAVs next computed after they are received in good order by an authorized broker or the broker’s authorized designee.

Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Redemption of Small Accounts

Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the account address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectuses for more information.)

Redemptions by Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. (See the Funds’ current Prospectuses for more information.)

Redemptions by Telephone

Generally, shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectuses for more information.) Corporations that have completed a Corporate Authorized Trader form may redeem more than $50,000 worth of shares in most instances.

Redemptions by Check (Fixed Income Funds only)

Any shareholder of a Fixed Income Fund may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual’s initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

Checks may be drawn payable to any person in an amount of not less than $250, provided that immediately after the payment of the redemption proceeds the balance in the shareholder’s account is $250 or more.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class A and Class C accounts are subject to the applicable deferred sales charge, if any.

The check writing procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

Shareholders utilizing withdrawal checks will be subject to the Transfer Agent’s rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his or her account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked “Non-sufficient Funds” and no shares will be redeemed. A shareholder may not close his or her account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.

Redemptions in Kind

To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would generally represent the shareholder’s proportionate share of the Fund’s current net assets and be valued at the same value assigned to them in computing the NAV per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at NAV. (See the Funds’ current Prospectuses for more information.)

Returned/Uncashed Checks Policy

For the protection of Fund shareholders, if you have elected to receive dividends and other distributions in cash, and the check is returned to the Fund as undeliverable or you do not respond to mailings from Virtus with regard to uncashed distribution checks, we may take any of the following actions:

•	The distribution option on your account(s) will be changed to reinvest and all subsequent payments will be reinvested in additional shares of the Fund.

•	Any systematic withdrawal plan will be stopped immediately.

•	If a check is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds.

•	If reinvested, distributions will be reinvested in the Fund at the earliest date practicable after the waiting period at the then-current NAV of such Fund.

•	No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks.

This policy may not apply to certain retirement or qualified accounts, closed accounts or accounts under the applicable Fund’s required minimum threshold.

Reinvestment of future distributions will continue until you notify us of your election to reinstate cash payment of the dividends and other distributions. You will also be required to confirm your current address and daytime telephone number.

Pricing of Shares

The NAV per share of each class of each fund generally is determined as of the close of regular trading (normally 4:00 PM eastern time) on days when the NYSE is open for trading. The Funds will not calculate its NAV per share class on days when the NYSE is closed for trading. For Money Market Funds, the NAV of each class of each Fund generally is determined as of the times indicated in the table below on each business day, except on those days the SIFMA recommends that the U.S bond market remains closed.

The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the NAV of a Fund’s foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The NAV per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’s distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the NAV per share.

A security that is listed or traded on more than one exchange generally is valued at the official closing price on the exchange representing the principal exchange for such security. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. The foreign currency exchange rate used to price the currency in which foreign securities are denominated is generally the 4 p.m. Eastern Time spot rate. If at any time a Fund has investments where market quotations are not readily available or are determined not to be reliable indicators of the value of the securities priced, such investments are valued at the fair value thereof as determined in good faith in accordance with policies and procedures approved by the Board of Trustees.

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer and assistant treasurer of the Trust, along with two appointees of the Adviser who are identified to the Board of Trustees. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board of Trustees at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its NAV that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

Over-the-counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market, and are generally categorized as Level 2 in the hierarchy.

INVESTOR ACCOUNT SERVICES AND POLICIES

The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to the Transfer Agent at 800.243.1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and their agents reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Virtus Mutual Fund (except any of the Money Market Funds) may be exchanged for shares of the same class of another Virtus Mutual Fund on the basis of the relative NAVs per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Virtus Mutual Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Virtus Mutual Fund, if currently offered. Exchanges will be based upon each Fund’s NAV per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges into Class A Shares of a Money Market Fund from Class A Shares of a Non-Money Market Fund made within 18 months of a finder’s fee being paid on such Non-Money Market Fund shares, a CDSC may be assessed on exchange proceeds. For all fixed income Virtus Mutual Funds, Virtus AlphaSectorSM Rotation Fund and Virtus Disciplined Bond Fund, the CDSC is 0.50%; for all other Virtus Mutual Funds, the CDSC is 1.00%. The CDSC may be waived upon return of the finder’s fee by the dealer. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See also “Dividends, Distributions and Taxes” in this SAI.) Exchange privileges may not be available for all Virtus Mutual Funds, and may be rejected or suspended.

In certain circumstances, a Fund, the Distributor or the Transfer Agent may enter into an agreement with a financial intermediary to permit exchanges from one class of a Fund into another class of the same Fund, subject to certain conditions. Such exchanges will only be permitted if, among other things, the financial intermediary agrees to follow procedures established by the Fund, the Distributor or the Transfer Agent, which generally will require that the exchanges be carried out (i) within accounts maintained and controlled by the intermediary, (ii) on behalf of all or a particular segment of beneficial owners holding shares of the affected Fund within those accounts, and (iii) all at once or within a given time period, or as agreed upon in writing by the Fund, the Distributor or the Transfer Agent, and the financial intermediary. A shareholder’s ability to make this type of exchange may be limited by operational or other limitations of his or her financial intermediary or the Fund. Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary and the shareholder’s tax advisor regarding the treatment of any specific exchange carried out under the terms of this paragraph.

Systematic Exchanges

If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Virtus Mutual Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Virtus Mutual Fund. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s NAV per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Transfer Agent.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the NAV of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Virtus Mutual Funds at NAV. You should obtain a current prospectus and consider the objectives and policies of each Virtus Mutual Fund carefully before directing dividends and distributions to another Virtus Mutual Fund. Reinvestment election forms and prospectuses are available from the Transfer Agent. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of the shareholder’s bank account. Once a request is phoned in, the Transfer Agent or its subagent will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via ACH. The shareholder’s bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent or its subagent for credit to the shareholder’s account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon acceptance of the authorization form (usually within two weeks) shareholders may call toll free 800.367.5877 prior to 3:00 p.m. (Eastern Time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent or its subagent will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing NAV on the date of redemption. The Systematic Withdrawal Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current NAV per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Systematic Withdrawal Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

Through the Program, Class B, Class C and Class T shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable CDSCs. Class B, Class C and Class T shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable CDSC on all shares redeemed. Accordingly, the purchase of Class B Shares, Class C Shares or Class T Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company

Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate corporation for United States federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code. In each taxable year that a Fund qualifies as a RIC and distributes to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications, it (but not its shareholders) will be relieved of United States federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently at a maximum rate of 35%) on any retained ordinary investment income or short-term capital gains and undistributed long-term capital gains.

Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98.2% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis if the Fund’s fiscal year ends on November 30 or December 31, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If a Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax.

Each Fund must satisfy the following tests each year in order to qualify as a RIC: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet specified diversification requirements at the end of each quarter of each taxable year. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, United States government securities and securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than United States government securities or the securities of other RICs). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If in any taxable year a Fund does not qualify as a RIC or fails to distribute at least 90% of the Fund’s investment company taxable income, all of its taxable income will be taxed at corporate rates, the Fund would not be entitled to deduct distributions to shareholders, and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes. The Code provides relief for certain de minimis failures to meet the asset or income tests or for certain failures due to reasonable cause. These relief provisions may prevent a Fund from being disqualified as a RIC and/or reduce the amount of tax on the Fund’s income as a result of the failure to meet certain tests.

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as RIC.

Taxation of Derivatives and Foreign Currency Transactions

Many futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for United States federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.

Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If such an option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If such an option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 of the Code and at least one futures or currency contract or listed non-equity option governed by Section 1256 of the Code which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for United States federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary income or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.

The IRS has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner believed to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments

If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to special United States federal income taxation rules applicable to any “excess distribution” with respect to such stock or gain from the disposition of such stock treated as an “excess distribution.” The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark-to-market (i.e., treat as if sold at their closing market price on the same day) its investments in certain passive foreign investment companies and avoid any tax and/or interest charge on excess distributions.

The Funds may be subject to tax on dividend or interest income received from securities of non-United States issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Each Fund intends to operate so as to qualify for tax treaty benefits where applicable. If more than 50% of the value of a Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If a Fund does elect to “pass through,” each shareholder will receive a written statement from the Fund identifying the amount of such shareholder’s pro rata share of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. In addition, if at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is represented by interests in other RICs, then such Fund may “pass through” foreign income taxes paid without regard to whether more than 50% of the Fund’s total assets at the close of the tax year consisted of stock and securities issued by foreign corporations. If a Fund passes through foreign taxes, each shareholder will be required to include the amount of such shareholder’s pro rata share of such taxes in gross income (in addition to dividends actually received), and the shareholder will be entitled to deduct such foreign taxes (if the shareholder itemizes deductions) in computing taxable income or claim a credit against U.S. federal income tax liability, subject to limitations.

United States Federal and California Taxation of Distributions—Virtus CA Tax-Exempt Bond Fund

If at least 50% of the value of a Fund’s assets at the close of each quarter of the tax year is comprised of tax-exempt state and local bonds, then such Fund is qualified to pay exempt-interest dividends for United States federal income tax purposes to the Fund’s shareholders. The CA Tax-Exempt Bond Fund intends to comply with this standard because at least 80% of the assets of the Fund will normally be invested in California municipal securities, and the Fund will provide shareholders with a written statement identifying each shareholder’s amount of exempt-interest dividends. Exempt-interest dividends received by a shareholder are treated as items of tax-exempt interest to the shareholder.

In addition, distributions or parts thereof derived from interest received on state and local issues and United States government obligations held by the CA Tax-Exempt Bond Fund will be exempt from California personal income taxes in ratable proportion of the California investments and United States government obligations of the CA Tax-Exempt Bond Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in State and local issues and United States government issues at the end of each fiscal quarter. The CA Tax-Exempt Bond Fund intends to comply with this standard because at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax.

Taxation of Distributions to Shareholders

Certain qualified dividend income and long-term capital gains are taxed at a lower federal income tax rate (maximum 20%) for individual shareholders. The reduced rate for qualified dividend income applies to dividends from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period applicable to both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is qualified dividend income. An additional 3.8% tax will apply to the lesser of (i) an individual’s net investment income or (ii) the excess of modified adjusted gross income over $200,000 (in the case of single filers) or $250,000 (in the case of a joint return).

Distributions made by a Fund from ordinary investment income and net short-term capital gains will be taxed to such Fund’s shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are reported by the Fund as capital gain dividends in written statements furnished to its shareholders (e.g., Form 1099) will be taxed to the shareholders as long-term capital gain, and will not be eligible for the corporate dividends-received deduction.

Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund in January of such following year). Also, shareholders will be taxable on amounts reported by a Fund in written statements to shareholders as capital gain dividends, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own United States federal income tax liability for taxes paid by each Fund on such undistributed capital gains, if any.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the NAV of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Each Fund intends to accrue dividend income for United States federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax advisor about their tax situation.

Income and capital gain distributions are determined in accordance with rules set forth in the Code and the Regulations that may differ from United States Generally Accepted Accounting Principles.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of his or her shares in a Fund or upon an exchange of his or her shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized from the sale. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend distributed with respect to such shares. The “wash sale” restrictions also apply to an investor who holds a security both within a tax-deferred account and in a taxable account; sales and repurchases between two accounts will be considered as wash sales.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

For shares of a Fund acquired on or after January 1, 2012, each shareholder’s Form 1099 will report the cost basis of any such shares that were redeemed, sold, or exchanged during the year, and the form will report whether the gain or loss is treated as short-term or long-term. This information will be reported to the IRS. Each shareholder should inform the Fund of such shareholder’s cost selection for tax reporting purposes at the time of the sale or exchange of Fund shares or provide in advance a standing cost basis method for the shareholder’s account. If a shareholder does not provide cost basis instructions, the Fund’s default method will be used.

Tax Information Notices

Written notices will be sent by United States mail to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of qualified dividend income for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount of capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification and Backup Withholding

Pursuant to the Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the specified rate in effect when such payments are made, for an account which does not have a taxpayer identification number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for preparing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your state of residence, the information may also be filed with your state taxing authority.

Some shareholders may be subject to withholding of United States federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the specified rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the social security number or taxpayer identification number furnished is correct and that he or she is not subject to backup withholding. From time to time, the shareholder may also be requested to provide certification of the validity of their taxpayer identification number.

Foreign Shareholders

Dividends paid by any of the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under an applicable tax treaty. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

In addition to the United States federal income tax consequences described above, there may be other foreign, United States federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of January 2013, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS or any other tax authority with respect to any of the tax matters discussed above.

From time to time, proposals are introduced before the United States Congress that if enacted would affect the foregoing discussion with respect to taxes and could also affect the availability of certain investments to a Fund.

The information included in the Prospectus with respect to taxes, including this section entitled Dividends, Distributions and Taxes, is a general and abbreviated summary of applicable provisions of the Code and Regulations as interpreted by the courts and the IRS as of January 2013 and is not intended as tax advice to any person. The Code and Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their own tax advisors with specific reference to their own tax situation, including the potential application of United States federal, state, local and foreign tax laws.

Except as expressly set forth above, the foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, i.e., United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a United States withholding tax at a rate of 30% (or at a lower rate under an applicable tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code. The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as dealers in securities or currencies, traders in securities, banks, tax-exempt entities, life insurance companies, persons holding an interest in a Fund as a hedge or as part of a straddle or conversion transaction, or holders whose functional currency is not the United States dollar.

Tax Sheltered Retirement Plans

Shares of the Funds are offered in connection with the following retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and certain 403(b) Retirement Plans. Write or call the Distributor at 800.243.4361 for further information about the plans.

Merrill Lynch Daily K Plan

Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the “Plan”) participants at NAV without an initial sales charge if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (“MLAM”) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund’s principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the “Applicable Investments”);

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more employees.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Business Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor’s The Outlook and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500® Index, Dow Jones Industrial Average, Barclays Capital U.S. Aggregate Bond Index, Russell Midcap® Growth Index, MSCI EAFE Index® (Europe Australia Far East), Consumer Price Index, Barclays Capital California Municipal Bond Index, Barclays Capital

U.S. High-Yield 2% Issuer Capped Bond Index, B of A Merrill Lynch 1-2.99 year Medium Quality Corporate Bonds Index, MSCI World Index, FTSE EPRA/NAREIT Developed Rental ex-U.S. Index, Citigroup 90-Day Treasury Bill Index and FTSE NAREIT U.S. Real Estate Index

Advertisements, sales literature and other communications may contain information about the Funds’ and their subadvisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Total Return

Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum CDSC applicable to a complete redemption of the investment in the case of Class B Shares, Class C Shares and Class T Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the NAV of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the of the Class A Share’s maximum sales charge of 4.75% for the fixed income funds (2.25% for the Short Term Bond Fund) and 5.75% for the equity funds and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

Yield

The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

YIELD	=	2[(a-b + 1)[6] - 1]
cd

Where:

a = dividends and interest earned during the period.

b = net expenses accrued for the period.

c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share of the class on the last day of the period.

FINANCIAL STATEMENTS

The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

The Funds’ financial statements for the Trust’s fiscal year ended September 30, 2012, appearing in the Funds’ 2012 Annual Report to Shareholders, are incorporated herein by reference.

APPENDIX A — DESCRIPTION OF RATINGS

Description of Certain Bond Ratings

Moody’s Investors Service, Inc.

Aaa—Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure.

aaa—An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa—An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a—An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa—An issue that is rated “baa” is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Moody’s ratings for municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody’s with the use of the Symbol VMIG, instead of MIG.

Standard & Poor’s Corporation

AAA—Bonds rated AAA have the higher rating assigned by Standard & Poor’s Corporation. Capacity to pay interest and repay principal is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A—Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

S&P’s top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A “+” is added for those issues determined to possess overwhelming safety characteristics. An “SP-2” designation indicates a satisfactory capacity to pay principal and interest.

Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

The Moody’s Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

APPENDIX B — PRINCIPAL SHAREHOLDERS

The following table sets forth information as of January 3, 2013 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of the Trust’s outstanding equity securities.

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Robert Adler Westport, CT 06880-6834	Herzfeld Fund – Class I	5.37%	9,095.060

American Enterprise Investment Svc(1) 707 2nd Ave. S Minneapolis, MN 55402-2405	Allocator Premium AlphaSectorSM Fund – Class A	13.25%	1,149,582.594
	Allocator Premium AlphaSectorSM Fund – Class C	23.98%	4,045,768.894
	AlphaSecorSM Rotation Fund – Class C	6.67%	958,603.690
	Alternatives Diversifier Fund – Class A	6.55%	350,578.204
	Alternatives Diversifier Fund – Class C	5.76%	264,375.869
	Dynamic AlphaSectorSM Fund – Class A	22.88%	8,062,423.471
	Dynamic AlphaSectorSM Fund – Class C	7.47%	828,623.658
	Emerging Markets Debt Fund – Class A	6.27%	30,535.339
	Emerging Markets Debt Fund – Class C	14.51%	3,578.329
	Emerging Markets Equity Income Fund – Class A	30.08%	13,169.070
	Emerging Markets Equity Income Fund – Class C	17.74%	4,876.725
	Foreign Opportunities Fund – Class A	16.35%	3,871,992.485
	Global Dividend Fund – Class A	19.72%	756,142.867
	Global Dividend Fund – Class C	10.15%	113,167.464
	Global Opportunities Fund – Class C	8.28%	22,714.373
	Global Premium AlphaSectorSM Fund – Class A	6.75%	247,597.769
	Global Premium AlphaSectorSM Fund – Class C	15.97%	487,377.454
	Global Real Estate Securities Fund – Class A	7.32%	43,676.316
	Greater Asia Ex Japan Opportunities Fund – Class C	26.29%	7,520.349
	Greater European Opportunities Fund – Class C	7.70%	1,941.813
	Herzfeld Fund – Class A	5.13%	5,762.082
	International Real Estate Securities Fund – Class A	5.52%	75,760.445
	International Small-Cap Fund – Class A	20.58%	4,064.495
	International Small-Cap Fund – Class C	13.60%	2,388.535
	Multi-Sector Intermediate Bond Fund – Class A	12.22%	2,484,867.055
	Multi-Sector Short Term Bond Fund – Class A	12.50%	92,151,101.146
	Multi-Sector Short Term Bond Fund – Class C	8.00%	26,456,448.488
	Premium AlphaSectorSM Fund – Class A	26.62%	28,413,064.227
	Premium AlphaSectorSM Fund – Class C	6.19%	4,273,316.044
	Real Estate Securities Fund – Class A	7.58%	1,758,218.990
	Real Estate Securities Fund – Class B	5.60%	7,521.119
	Senior Floating Rate Fund – Class A	7.18%	2,414,046.155
	Wealth Masters Fund – Class A	31.86%	66,408.102
	Wealth Masters Fund – Class C	14.69%	6,704.560

Ameritrade Inc.	Wealth Masters Fund – Class C	11.58%	5,287.742
P.O. Box 2226
Omaha, NE 68103-2226

Bank of America of America Cust	International Small-Cap Fund – Class I	14.70%	127,606.406
FBO Morley Builders
P.O. Box 843869
Dallas, TX 75284-3869

Barclays Capital Inc.	Herzfeld Fund – Class C	10.45%	37,572.401
70 Hudson St., 7th Floor
Jersey City, NJ 07302

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Barclays Capital Inc.	Herzfeld Fund – Class C	7.75%	27,862.831
70 Hudson St., 7th Floor
Jersey City, NJ 07302

Barclays Capital Inc.	Herzfeld Fund – Class C	5.19%	18,648.930
70 Hudson St., 7th Floor
Jersey City, NJ 07302

Barclays Capital Inc.	Herzfeld Fund – Class C	5.13%	18,450.185
70 Hudson St., 7th Floor
Jersey City, NJ 07302

BNYM I S Trust Co.	High Yield Fund – Class B	13.40%	5,019.177
Cust for the SEP IRA of
Suzanne Fisler Blatstein
Meadowbrook, PA 19046-1126

BNYM I S Trust Co.	Herzfeld Fund – Class C	11.21%	18,972.003
Cust for the IRA of
Thomas J. Herzfeld
Miami Beach, FL 33139-7249

BNYM I S Trust Co.	International Small Cap Fund – Class A	5.15%	1,017.544
Cust for the IRA of
Kurt Paul Kudlock
Conneaut, OH 44030-3070

BNYM I S Trust Co.	Global Commodities Stock Fund – Class A	5.87%	3,868.948
Cust for the SEP IRA of
Denis L. Labarre
West Suffield, CT 06093-3502

BNYM I S Trust Co.	Bond Fund – Class B	7.24%	3,457.036
C/F Rocky Hill Public Schools 403B
FBO Louis J Pear
Portland, CT 06480-1661

BNYM I S Trust Co.	Bond Fund – Class B	9.27%	4,426.957
Cust for the Non-DFI Simple IRA of
Sandra Block Steiker
Bala Cynwyd, PA 19004-2245

BNYM I S Trust Co.	Bond Fund – Class B	8.62%	4,119.084
Cust for the Non-DFI Simple IRA of
Norma J. Thurlow
Southfield, MI 48075-7610

BNYM I S Trust Co.	International Equity Fund – Class A	7.16%	1,284.450
Cust for the IRA of Karen J. Benson
Clinton, WA 98236-9710

Richard S. Bonnette	Disciplined Equity Style Fund – Class A	21.81%	4,985.928
Frederick, MD 21703-8306

Bruce B Broadhead	High Yield Fund – Class B	15.07%	5,642.661
V Brent Cook Trustees
Sports Mall Inc., 401k
FBO Richard F. Billings
Salt Lake City, UT 84103-3619

Brown Brothers Harriman and Company(1) 525 Washington Blvd Jersey City, NJ 07310-1606	Greater Asia ex Japan Opportunities Fund – Class A	44.14%	261,410.047
	Greater Asia ex Japan Opportunities Fund – Class C	43.45%	12,427.466
	Greater Asia ex Japan Opportunities Fund – Class I	29.82%	12,710.405
	Greater European Opportunities Fund – Class A	51.55%	347,489.047
	Greater European Opportunities Fund – Class C	49.74%	12,540.902
	Greater European Opportunities Fund – Class I	16.81%	10,448.883

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
Charles Schwab & Co Inc.(1)	AlphaSectorSM Rotation Fund – Class A	7.60%		1,255,962.755
Attn: Mutual Funds Department 101 Montgomery Street San Francisco, CA 94104-4151	International Real Estate Securities Fund – Class I	11.32%		536,603.845
	Real Estate Securities Fund – Class I	14.10%		2,006,240.784

Charles Schwab & Co Inc.(1)	Foreign Opportunities Fund – Class A	9.03%		2,139,807.055
Exclusive Benefit of Our Customers
Reinvest Account
Attn: Mutual Funds Dept
101 Montgomery Street
San Francisco, CA 94104-4151

Charles Schwab & Co Inc.(1)	Bond Fund – Class I	17.47%		455,862.409
Reinvest Account
Attn: Mutual Funds Dept
101 Montgomery Street
San Francisco, CA 94104-4151

Charles Schwab & Co Inc.(1)	AlphaSectorSM Rotation Fund – Class I	7.92%		866,845.053
Special Custody Acct FBO Customers

Disciplined Equity Style Fund – Class A

Disciplined Select Bond Fund – Class A

Disciplined Select Country Fund – Class A

Herzfeld Fund – Class I

High Yield Fund – Class B

International Equity Fund – Class I

		21.25 34.22 33.47 5.52 17.69 25.55	% % % % % %	4,857.448 5,228.301 5,030.146 9,337.068 6,625.766 679,796.002
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

	International Small-Cap Fund – Class A	7.73%		1,526.718
	Real Estate Securities Fund – Class A	12.91%		2,992,636.094

Charles Schwab & Co Inc.(1)	Global Commodities Stock Fund – Class A	6.01%		3,966.185
Special Custody Acct for the Exclusive	Global Real Estate Securities Fund – Class A Global Premium AlphaSectorSM Fund – Class A Premium AlphaSectorSM Fund – Class I	6.28 27.01 9.19	% % %	37,461.884 991,230.375 12,515,082.586
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104-4151

Edward D. Jones and Co.(1)	Foreign Opportunities Fund – Class I	23.81%		8,135,682.555
For the Benefit of Customers	Real Estate Securities Fund – Class I	27.04%		3,847,827.868
12555 Manchester Road
St. Louis, MO 63131-3710

First Clearing, LLC(1) 2801 Market Street St. Louis, MO 63103	Allocator Premium AlphaSectorSM Fund –Class A	19.71%		1,710,189.757
	Allocator Premium AlphaSectorSM Fund – Class C	33.96%		5,730,600.361
	Allocator Premium AlphaSectorSM Fund – Class I	43.74%		8,480,754.182
	AlphaSectorSM Rotation Fund – Class A	7.01%		1,157,787.545
	AlphaSectorSM Rotation Fund – Class C	9.79%		1,407,085.860
	AlphaSectorSM Rotation Fund – Class I	24.11%		2,638,198.696
	Alternatives Diversifier Fund – Class A	5.10%		273,175.250
	Alternatives Diversifier Fund – Class C	9.03%		414,788.769
	Bond Fund – Class C	10.67%		84,267.873
	Bond Fund – Class I	5.87%		153,206.735
	California Tax-Exempt Bond Fund – Class A	7.02%		142,962.382
	Dynamic AlphaSectorSM Fund – Class B	5.39%		572.972
	Dynamic AlphaSectorSM Fund – Class C	16.44%		1,822,210.200
	Dynamic AlphaSectorSM Fund – Class I	27.86%		9,461,022.075
	Foreign Opportunities Fund – Class C	8.58%		290,194.084
	Foreign Opportunities Fund – Class I	5.82%		1,987,967.122
	Global Dividend Fund – Class A	13.52%		518,395.430
	Global Dividend Fund – Class C	12.43%		138,578.413

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
	Global Opportunities Fund – Class C	17.63%	48,359.563
	Global Real Estate Securities Fund – Class C	12.85%	18,100.112
	Global Real Estate Securities Fund – Class I	27.80%	287,419.776
	High Yield Fund – Class C	20.32%	158,079.650
	High Yield Fund – Class I	24.30%	37,752.410
	Multi-Sector Intermediate Bond Fund – Class A	6.63%	1,346,725.671
	Multi-Sector Intermediate Bond Fund – Class C	12.82%	1,394,105.412
	Multi-Sector Intermediate Bond Fund – Class I	8.76%	836,280.390
	International Real Estate Securities Fund – Class A	6.12%	84,025.933
	International Real Estate Securities Fund – Class C	9.83%	25,457.721
	International Real Estate Securities Fund – Class I	5.31%	251,480.168
	Multi-Sector Short Term Bond Fund – Class B	33.85%	183,192.544
	Multi-Sector Short Term Bond Fund – Class C	18.36%	60,760,163.731
	Multi-Sector Short Term Bond Fund – Class I	20.56%	98,757,654.611
	Multi-Sector Short Term Bond Fund – Class T	14.83%	22,954,142.727
	Premium AlphaSectorSM Fund – Class A	7.23%	7,711,889.973
	Premium AlphaSectorSM Fund – Class C	19.00%	13,116,472.465
	Premium AlphaSectorSM Fund – Class I	20.80%	28,320,783.716
	Real Estate Securities Fund – Class B	5.64%	7,577.851
	Real Estate Securities Fund – Class C	6.85%	128,431.735
	Senior Floating Rate Fund – Class C	14.62%	2,097,472.495
	Senior Floating Rate Fund – Class I	20.77%	5,055,415.005

Harris Investment Management Inc.	Global Commodities Stock Fund – Class C	41.57%	10,132.762
115 S LaSalle St Fl 11
Chicago, IL 60603-3560

JP Morgan	Alternatives Diversifier Fund – Class I	13.53%	1,192,878.897
FBO JP Morgan Chase Bank NA
TTEE United California Bank Ret Plan
14201 Dallas Parkway, 13th Floor
Dallas, TX 75254

LPL Financial Services(1)	Allocator Premium AlphaSectorSM Fund – Class I	8.57%	1,661,988.505
9785 Towne Centre Drive San Diego, CA 92121-1968	Alternatives Diversifier Fund – Class A	14.89%	797,289.069
	Bond Fund – Class I	6.35%	165,757.168
	Dynamic AlphaSectorSM Fund – Class I	17.30%	5,875,421.018
	Foreign Opportunities Fund – Class I	8.09%	2,762,108.845
	Greater Asia ex Japan Opportunities Fund – Class I	7.65%	3,263.060
	Greater European Opportunities Fund – Class I	17.24%	10,713.057
	Global Premium AlphaSectorSM Fund – Class I	26.11%	728,259.780
	Global Real Estate Securities Fund – Class A	8.07%	48,128.884
	International Equity Fund – Class A	5.94%	1,065.295
	International Real Estate Securities Fund – Class I	9.35%	443,299.680
	Premium AlphaSectorSM Fund – Class I	5.68%	7,734,303.026
	Wealth Masters Fund – Class I	5.55%	8,146.148

LPL Financial Services	International Equity Fund – Class C	8.43%	1,211.240
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	International Equity Fund – Class C	5.54%	795.777
9785 Towne Centre Drive
San Diego, CA 92121-1968

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
Maril & Co.(1)	Alternatives Diversifier Fund – Class I	44.41%		3,914,574.199
FBO JD C/O M&I Trust Co NA,
Attn: MF
11270 West Park Pl, Ste 400
Milwaukee, WI 53224

Mitra & Co.(1)	International Equity Fund – Class I	33.32%		886,511.100
FBO 98 c/o M&I Trust Co NA, Attn: MF
11270 West Park Pl, Ste 400
Milwaukee, WI 53224-3638

MLPF&S(1)	Allocator Premium AlphaSectorSM Fund – Class I	5.55%		1,076,356.264
For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive E 3rd Floor Jacksonville, FL 32246-6484	AlphaSectorSM Rotation Fund – Class A	9.26%		1,530,209.228
	AlphaSectorSM Rotation Fund – Class C	27.64%		3,973,555.086
	AlphaSectorSM Rotation Fund – Class I	28.61%		3,130,679.850
	Alternatives Diversifier Fund – Class A	11.52%		616,715.103
	Alternatives Diversifier Fund – Class C	26.25%		1,205,897.145
	Alternatives Diversifier Fund – Class I	13.99%		1,232,802.532
	Bond Fund – Class A	6.45%		356,073.110
	Bond Fund – Class C	12.23%		96,538.840
	Dynamic AlphaSectorSM Fund – Class I	15.47%		5,251,979.474
	Foreign Opportunities Fund – Class C	18.38%		621,780.407
	Foreign Opportunities Fund – Class I	5.85%		1,997,592.406
	Global Dividend Fund – Class A	8.37%		320,782.753
	Global Dividend Fund – Class C	26.37%		293,971.068
	Global Dividend Fund – Class I	5.32%		256,661.652
	Global Opportunities Fund – Class C	32.56%		89,324.250
	High Yield Fund – Class C	9.81%		76,354.684
	International Real Estate Securities Fund – Class C	7.86%		20,367.551
	Multi-Sector Intermediate Bond Fund – Class A	6.87%		1,395,799.824
	Multi-Sector Intermediate Bond Fund – Class C	25.12%		2,732,268.963
	Multi-Sector Intermediate Bond Fund – Class I	32.39%		3,091,860.058
	Multi-Sector Short Term Bond Fund – Class I	26.82%		128,834,408.495
	Multi-Sector Short Term Bond Fund – Class T	32.71%		50,630,768.358
	Premium AlphaSectorSM Fund – Class C	18.11%		12,498,200.405
	Premium AlphaSectorSM Fund – Class I	22.41%		30,518,355.492
	Real Estate Securities Fund – Class B	11.71%		15,719.625
	Real Estate Securities Fund – Class C	12.86%		241,022.645
	Real Estate Securities Fund – Class I	5.15%		733,192.674
	Senior Floating Rate Fund – Class C	16.21%		2,325,551.896
	Senior Floating Rate Fund – Class I	23.68%		5,763,290.909

MLPF&S(1)	Dynamic AlphaSectorSM Fund – Class A	28.54%		10,053,754.794
For the Sole Benefit of its Customers	Dynamic AlphaSectorSM Fund – Class B Dynamic AlphaSectorSM Fund – Class C	29.76 14.90	% %	3,160.664 1,651,362.716
Attn: Fund Administration
4800 Deer Lake Drive E FL 2
Jacksonville, FL 32246-6484

Rainer Mohaupt	Greater Asia ex Japan Opportunities Fund – Class I	10.99%		4,684.171
Acapulco Gro Mexico

Morgan Stanley & Co. FBO: Jaideep Singh Bajaj & Adarsh K. Bajaj Princeton, NJ 08540	International Real Estate Securities Fund – Class A	5.95%		15,406.967

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Morgan Stanley Smith Barney(1) Harborside Financial Center Plaza 2 FL 3 Jersey City, NJ 07311	Allocator Premium AlphaSectorSM Fund – Class I	5.01%	972,190.469
	AlphaSectorSM Rotation Fund – Class A	5.63%	930,861.919
	AlphaSectorSM Rotation Fund – Class C	19.32%	2,777,678.098
	AlphaSectorSM Rotation Fund – Class I	28.98%	3,171,581.097
	Alternatives Diversifier Fund – Class A	5.10%	273,103.941
	Alternatives Diversifier Fund – Class C	29.44%	1,352,287.402
	Alternatives Diversifier Fund – Class I	14.14%	1,246,356.268
	Bond Fund – Class C	12.92%	102,026.193
	California Tax-Exempt Bond Fund – Class A	6.87%	139,946.059
	Dynamic AlphaSectorSM Fund – Class B	48.85%	5,188.524
	Dynamic AlphaSectorSM Fund – Class C	28.70%	3,181,873.455
	Dynamic AlphaSectorSM Fund – Class I	23.00%	7,809,340.458
	Foreign Opportunities Fund – Class A	15.18%	3,595,890.905
	Foreign Opportunities Fund – Class C	20.12%	680,962.953
	Foreign Opportunities Fund – Class I	21.08%	7,202,908.368
	Global Dividend Fund – Class C	12.53%	139,725.232
	Global Opportunities Fund – Class A	6.78%	487,073.104
	Global Opportunities Fund – Class C	7.22%	19,812.246
	Global Opportunities Fund – Class I	88.59%	2,372,172.513
	High Yield Fund – Class C	10.27%	79,870.677
	International Real Estate Securities Fund – Class C	24.54%	63,582.450
	International Real Estate Securities Fund – Class I	5.32%	251,910.912
	Multi-Sector Intermediate Bond Fund – Class C	19.29%	2,098,749.430
	Multi-Sector Intermediate Bond Fund – Class C	38.25%	3,650,914.351
	Multi-Sector Short Term Bond Fund – Class A	15.25%	112,457,120.348
	Multi-Sector Short Term Bond Fund – Class B	15.60%	84,415.131
	Multi-Sector Short Term Bond Fund – Class C	20.52%	67,889,561.566
	Multi-Sector Short Term Bond Fund – Class I	26.75%	128,517,541.888
	Multi-Sector Short Term Bond Fund – Class T	25.63%	39,678,106.802
	Premium AlphaSectorSM Fund – Class A	6.01%	6,415,512.264
	Premium AlphaSectorSM Fund – Class C	23.25%	16,045,509.856
	Premium AlphaSectorSM Fund – Class I	20.24%	27,558,354.602
	Real Estate Securities Fund – Class A	6.00%	1,390,572.684
	Real Estate Securities Fund – Class B	10.98%	14,747.795
	Real Estate Securities Fund – Class C	13.14%	246,392.768
	Real Estate Securities Fund – Class I	5.12%	729,162.246
	Senior Floating Rate Fund – Class A	5.04%	1,693,557.200
	Senior Floating Rate Fund – Class C	23.24%	3,334,327.051
	Senior Floating Rate Fund – Class I	24.71%	6,013,369.924

NFS LLC	Emerging Markets Equity Income Fund – Class C	13.85%	83,748.802
FEBO Central Trust & Inv Co.
Trust Operations
Jefferson City, MO 65101-3207

NFS LLC	Bond Fund – Class B	5.74%	2,743.669
FEBO Joseph E. Adams
Akron, OH 44301-2516

NFS LLC	Herzfeld Fund – Class I	11.07%	18,726.592
FEBO Jennifer Nettesheim Berg
Boston, MA 02118

NFS LLC	International Small-Cap Fund – Class I	9.75%	84,675.339
FEBO Richard Bergmark
Toni Bergmark
Houston, TX 77019

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
NFS LLC	Herzfeld Fund – Class I	11.75%		19,888.355
FEBO Jeffrey T. Cerutti
Rebecca Cerutti
Pound Ridge, NY 10576-1736

NFS LLC	High Yield Fund – Class A	5.39%		1,237,256.887
FEBO Sara G. Griffith TTEE
Sara G. Griffith 2000 Trust
Belvedere, CA 94920-2505

NFS LLC	California Tax-Exempt Bond Fund – Class I	37.91%		826,141.234
FEBO Donna K. Sefton Ttee	International Small-Cap Fund – Class I	9.10%		79,024.390
Donna K. Sefton Trust
San Diego, CA 92103-6624

NFS LLC	Wealth Masters Fund – Class I	8.79%		12,902.939
FEBO Harvey S. Hendler TTEE
Wayne, NJ 07470

NFS LLC	Wealth Masters Fund – Class I	7.04%		10,338.681
FEBO Susan J. Hendler
Wayne, NJ 07470

NFS LLC(1)	High yield Fund – Class I	35.73%		55,521.460
FEBO FIIOC as Agent for Qualified	Multi-Sector Intermediate Bond Fund – Class I Real Estate Securities Fund – Class I	6.88 11.12	% %	656,656.496 1,581,639.286
Employee Benefit Plans (401K)
Finops – IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

NFS LLC	International Real Estate Securities Fund – Class C	13.07%		33,869.960
FEBO National Trust Mgmt Services Trustee
Valley Hospital – Option IT Plan
FBO Richard Keenan Valley
Wyckoff, NJ 07481

NFS LLC	High Yield Fund – Class I	10.62%		16,501.834
FEBO Andrew Kirk Marckwald Jr.
San Francisco, CA 94115-1545

NFS LLC	California Tax-Exempt Bond Fund – Class I	30.55%		665,712.601
FEBO Harley K. Sefton Ttee	International Small-Cap Fund – Class I	7.12%		61,853.659
Donna K Sefton Irrev Trust
San Diego, CA 92103-6624

NFS LLC	Wealth Masters Fund – Class I	9.10%		13,357.079
FEBO Strategies & Tactics
Sole Proprietorship
Wayne, NJ 07470

NFS LLC	Emerging Markets Debt Fund – Class A	16.72%		81,417.625
FEBO The Northern Trust Company
P.O. Box 92956
Chicago, IL 60675-0001

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
NFS LLC(1)	Global Premium AlphaSectorSM Fund – Class I	5.46%	152,435.052
FEBO US Bank National Association
1555 N Rivercenter Dr Ste 302
Milwaukee, WI 53212-3958

People’s Securities, Inc.	High Yield Fund – Class B	5.22%	1,953.169
1000 Lafayette Blvd
P.O. Box 31
Bridgeport, CT 06601

People’s Securities, Inc.	High Yield Fund – Class B	5.22%	1,953.169
1000 Lafayette Blvd
P.O. Box 31
Bridgeport, CT 06601

Pershing LLC(1)	Allocator Premium AlphaSectorSM Fund – Class A	18.45%	1,601,092.803
1 Pershing Plaza	Allocator Premium AlphaSectorSM Fund – Class C	6.51%	1,097,635.322
Jersey City, NJ 07399-0002	Allocator Premium AlphaSectorSM Fund – Class I	7.57%	1,467,992.961
	AlphaSectorSM Rotation Fund – Class A	8.12%	1,340,937.661
	Alternatives Diversifier Fund – Class A	6.11%	327,043.458
	Bond Fund – Class A	5.72%	315,869.095
	Bond Fund – Class C	5.98%	47,192.620
	Emerging Markets Debt Fund – Class C	7.75%	1,910.869
	Emerging Markets Equity Income Fund – Class A	7.81%	3,419.151
	Emerging Markets Equity Income Fund – Class C	24.86%	6,834.813
	Foreign Opportunities Fund – Class A	7.09%	1,679,317.527
	Global Commodities Stock Fund – Class C	32.07%	7,818.236
	Global Dividend Fund – Class A	8.69%	333,143.960
	Global Dividend Fund – Class I	6.46%	311,895.172
	Global Opportunities Fund – Class A	6.75%	485,046.636
	Global Premium AlphaSectorSM Fund – Class A	25.16%	923,367.870
	Global Real Estate Securities Fund – Class A	12.88%	76,829.931
	Global Real Estate Securities Fund – Class C	24.39%	34,350.724
	Greater Asia ex Japan opportunities Fund – Class C	16.66%	4,764.358
	Greater European Opportunities Fund – Class A	18.03%	121,531.783
	Greater European Opportunities Fund – Class I	17.54%	10,899.940
	Herzfeld Fund – Class C	7.06%	25,397.798
	High Yield Fund – Class C	12.29%	95,648.552
	International Equity Fund – Class A	17.08%	3,062.601
	International Real Estate Securities Fund – Class A	23.58%	323,555.225
	International Small-Cap Fund – Class A	5.51%	1,088.871
	International Small-Cap Fund – Class C	29.39%	5,160.835
	Multi-Sector Intermediate Bond Fund – Class A	7.04%	1,430,110.730
	Multi-Sector Intermediate Bond Fund – Class B	81.89%	637,709.213
	Multi-Sector Intermediate Bond Fund – Class C	5.93%	644,890.165
	Multi-Sector Short Term Bond Fund – Class A	5.58%	41,131,519.444
	Premium AlphaSectorSM Fund – Class A	6.39%	6,816,391.860
	Real Estate Securities Fund – Class A	10.23%	2,370,940.201
	Real Estate Securities Fund – Class B	14.99%	20,123.061
	Real Estate Securities Fund – Class C	5.15%	96,512.879
	Senior Floating Rate Fund – Class A	7.25%	2,438,525.370
	Wealth Masters Fund – Class C	14.71%	6,712.385

PTS Asset Management	High Yield Fund – Class I	13.42%	20,849.739
William F. Wadsworth
A Partnership
565 Washington Ave. Ste. 7
North Haven, CT 06473-1120

Name of Shareholder	Fund and Class	Percentage of Class		Number of Shares
Pyrford International Ltd	International Equity Fund – Class A	67.19%		12,175.745
Attn: Drew Newman	International Equity Fund – Class C	83.90%		12,058.531
79 Grosvenor Street
London, England W1K 3JU

Raymond James(1)	Allocator Premium AlphaSectorSM Fund – Class A	8.61%		747,124.978
Omnibus for Mutual Funds	Alternatives Diversifier Fund – Class A	8.40%		449,660.656
Attn: Courtney Waller	Bond Fund – Class B	7.16%		3,418.917
880 Carillon Parkway	Emerging Markets Equity Income Fund – Class C	6.96%		1,913.876
St. Petersburg, FL 33716	Global Premium AlphaSectorSM Fund – Class I	17.01%		474,511.133
	Global Real Estate Securities Fund – Class A	8.11%		48,398.994
	Global Real Estate Securities Fund – Class C	8.16%		11,500.759
	Greater European Opportunities Fund – Class A	12.16%		81,931.960
	Greater European Opportunities Fund – Class C	21.58%		5,441.052
	Greater European Opportunities Fund – Class I	12.37%		7,685.404
	Herzfeld Fund – Class A	10.02%		11,251.049
	Real Estate Securities Fund – Class B	9.02%		12,106.709
	Real Estate Securities Fund – Class C	23.73%		444,933.769
	Wealth Masters Fund – Class C	7.43%		3,391.269

RBC Capital Markets LLC(1)	Allocator Premium AlphaSectorSM Fund – Class I	10.32%		2,001,792.199
Mutual Fund Omnibus Processing	Herzfeld Fund – Class A Real Estate Securities Fund – Class C	10.54 5.71	% %	11,837.021 107,129.435
Attn: Mutual Fund Ops Manager
60 S. 6th St.
Minneapolis, MN 55402-4400

Reliance Trust Company FBO(1)	Real Estate Securities Fund – Class A	6.26%		1,451,695.121
P.O. Box 48529
Atlanta, GA 30362

Reliance Trust Company FBO(1)	Greater Asia ex Japan Opportunities Fund – Class I Greater European Opportunities Fund – Class I	38.09 16.87	% %	16,235.113 10,487.057
Vontobel Asset
P.O. Box 48529
Atlanta, GA 30362

Sales Marketing Services LLC	Herzfeld Fund – Class A	12.74%		14,309.849
344 Vincent Ave.	Wealth Masters Fund – Class A	9.77%		20,368.042
Matairie, LA 70005-4420

Diane Semon	Herzfeld Fund – Class A	10.62%		11,924.547
Norwood, NJ 07648-2011

Stifel Nicolaus & Co Inc.	Emerging Market Equity Income Fund – Class C	7.93%		2,179.837
Gayle E. Sparks IRA
501 North Broadway
St. Louis, MO 63102

TD Ameritrade Inc.(1)	Global Premium AlphaSectorSM Fund – Class I	7.21%		201,221.193
For the Exclusive Benefit of Our Clients	Greater European Opportunities Fund – Class I Multi-Sector Short Term Bond Fund – Class I	14.46 5.45	% %	8,987.569 26,198,540.585
P.O. Box 2226
Omaha, NE 68103-2226

UBS WM USA(1)	Allocator Premium AlphaSectorSM Fund – Class A	12.52%		1,086,588.471
Omni Account M/F	AlphaSectorSM Rotation Fund – Class A	27.23%		4,498,599.062
Attn: Department Manager	AlphaSectorSM Rotation Fund – Class C	14.50%		2,085,107.995
1000 Harbor Blvd FL 5	Alternatives Diversifier Fund – Class A	18.21%		975,064.054
Weehawken, NJ 07086-6761	Alternatives Diversifier Fund – Class C	8.47%		388,876.150

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
	Bond Fund – Class C	28.10%	221,864.616
	Dynamic AlphaSectorSM Fund – Class A	27.37%	9,641,429.245
	Dynamic AlphaSectorSM Fund – Class C	9.72%	1,077,900.123
	Emerging Markets Debt Fund – Class A	55.96%	272,399.284
	Emerging Markets Debt Fund – Class C	34.80%	8,583.275
	Foreign Opportunities Fund – Class A	8.33%	1,974,164.271
	Foreign Opportunities Fund – Class C	8.13%	275,151.890
	Global Dividend Fund – Class A	8.72%	334,228.621
	Global Dividend Fund – Class C	12.36%	137,796.164
	Global Premium AlphaSectorSM Fund – Class A	11.68%	428,662.600
	Global Premium AlphaSectorSM Fund – Class C	13.42%	409,418.545
	Global Real Estate Securities Fund – Class A	5.42%	32,363.337
	Global Real Estate Securities Fund – Class C	7.59%	10,697.981
	High Yield Fund – Class C	10.18%	79,189.485
	International Real Estate Securities Fund – Class A	11.21%	153,887.345
	International Real Estate Securities Fund – Class C	7.63%	19,764.053
	Multi-Sector Intermediate Bond Fund – Class A	35.72%	7,260,605.723
	Multi-Sector Intermediate Bond Fund – Class C	21.26%	2,312,721.043
	Multi-Sector Short Term Bond Fund – Class A	44.92%	331,172,950.083
	Multi-Sector Short Term Bond Fund – Class C	27.15%	89,823,713.505
	Multi-Sector Short Term Bond Fund – Class T	13.75%	21,283,565.183
	Premium AlphaSectorSM Fund – Class A	26.90%	28,702,673.283
	Premium AlphaSectorSM Fund – Class C	8.28%	5,714,750.356
	Real Estate Securities Fund – Class C	6.80%	127,416.662
	Senior Floating Rate Fund – Class A	65.54%	22,035,752.787
	Senior Floating Rate Fund – Class C	27.33%	3,921,563.923

VP Distributors Inc.	Global Real Estate Securities Fund – Class A	17.43%	103,992.832
Attn: Corp Accounting	Global Real Estate Securities Fund – Class C	9.06%	12,764.834
100 Pearl Street	High Yield Fund – Class I	15.94%	24,763.292
Hartford, CT 06103-4506	International Real Estate Securities Fund – Class A	20.78%	285,227.090

Virtus Diversifier Fund	Global Commodities Stock Fund – Class I	89.99%	2,426,245.902
Attn: Amy Robinson	Global Dividend Fund – Class I	67.12%	3,240,910.323
c/o Virtus Investment Partners	Global Real Estate Securities Fund – Class I	57.64%	595,986.064
100 Pearl Street	International Real Estate Securities Fund – Class I	63.44%	3,006,431.518
Hartford, CT 06103-4506	Senior Floating Rate Fund – Class I	5.50%	1,338,107.513

Virtus Partners Inc. Collateral	Disciplined Equity Style Fund – Class A	44.12%	10,084.103
FBO BNY Mellon	Disciplined Equity Style Fund – Class C	96.37%	10,082.051
100 Pearl St. 8th Floor	Disciplined Equity Style Fund – Class I	100.00%	80,681.026
Hartford, CT 06103	Disciplined Select Bond Fund – Class A	65.78%	10,049.931
	Disciplined Select Bond Fund – Class C	100.00%	10,035,944
	Disciplined Select Bond Fund – Class I	100.00%	80,439.459
	Disciplined Select Country Fund – Class A	66.53%	10,000.000
	Disciplined Select Country Fund – Class C	100.00%	10,000.000
	Emerging Markets Debt Fund – Class C	41.57%	10,251.712
	Emerging Markets Debt Fund – Class I	99.59%	2,557,257.189
	Emerging Markets Equity Income Fund – Class A	23.25%	10,179.279
	Emerging Markets Equity Income Fund – Class C	36.99%	10,169.675
	Emerging Markets Equity Income Fund – Class I	80.88%	488,908.108
	Herzfeld Fund – Class A	9.04%	10,152.189
	Herzfeld Fund – Class I	48.04%	81,303.595
	International Small-Cap Fund – Class A	50.79%	10,029.081
	International Small-Cap Fund – Class C	57.00%	10,007.505
	International Small-Cap Fund – Class I	32.36%	281,024.390
	Wealth Masters Fund – Class C	22.15%	10,109.239
	Wealth Masters Fund – Class I	55.25%	81,120.308

Name of Shareholder	Fund and Class	Percentage of Class	Number of Shares
Vontobel Asset Management Inc.	Greater Asia ex Japan Opportunities Fund – Class A	38.95%	230,651.542
1540 Broadway 38th Floor
New York, NY 10036-4039

Wedbush Securities	Herzfeld Fund – Class A	8.06%	9,048.054
1000 Wilshire Blvd.
Los Angeles, CA 90017

Wells Fargo Bank NA	International Equity Fund – Class I	32.81%	872,836.751
FBO Jewish Fed Endow Lt Alt Inv-Israel
P.O. Box 1533
Minneapolis, MN 55480

Wells Fargo Bank NA	International Equity Fund – Class I	5.63%	149,777.355
FBO Jewish Fed of Greater Phila Ret Pla
P.O. Box 1533
Minneapolis, MN 55480-1533

Annette Germaine Willikens	High Yield Fund – Class B	11.56%	4,329.284
Goffstown, NH 03045-2563

VIRTUS OPPORTUNITIES TRUST

PART C—OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended Declaration of Trust.
1.

Amended and Restated Agreement and Declaration of Trust dated March 1, 2001, filed via EDGAR with Post-Effective Amendment No. 12 (File No. 033-65137) on January 25, 2002 and incorporated herein by reference.

2.

Amendment to the Declaration of Trust of Virtus Opportunities Trust (the “Registrant”), dated November 16, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

(b)	Bylaws.
1.	Amended and Restated By-Laws dated November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

2.

Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

3.

Amendment No. 2 to the Amended and Restated By-Laws of the Registrant, dated August November 17, 2011, filed via EDGAR with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

(c)	See Articles III, V, VI and VIII of Registrant’s Agreement and Declaration of Trust and Articles II and VII of Registrant’s Bylaws, each as amended.

(d)	Investment Advisory Contracts.
1.

Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Bond Fund, and Virtus Investment Advisers, Inc. (“VIA”) effective November 20, 2002, filed via EDGAR (as Exhibit d.1) with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

2.

Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated June 8, 2006, filed via EDGAR (as Exhibit d.6) with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006 and incorporated herein by reference.

3.

Second Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA, dated June 27, 2007, on behalf of CA-Tax Exempt Bond Fund, Global Dividend Fund (formerly Global Infrastructure Fund), High Yield Fund, Market Neutral Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Real Estate Securities Fund, filed via EDGAR (as Exhibit d.7) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

4.

Third Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA dated September 24, 2007, on behalf of Alternatives Diversifier Fund, Foreign Opportunities Fund, Global Opportunities Fund, International Real Estate Securities Fund, AlphaSector Rotation Fund and AlphaSector Allocation Fund, filed via EDGAR (as Exhibit d.10) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

5.

Fourth Amendment to Amended and Restated Investment Advisory Agreement, between the Registrant and VIA on behalf of Senior Floating Rate Fund effective as of January 31, 2008, filed via EDGAR (as Exhibit d.13) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

6.

Fifth Amendment to Amended and Restated Investment Advisory Agreement, by and between the Registrant and VIA effective as of October 1, 2008, filed via EDGAR (as Exhibit d.14) with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

7.

Sixth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA on behalf of Global Real Estate Securities Fund, Greater Asia ex Japan Opportunities Fund and Greater European Opportunities Fund effective as of March 2, 2009, filed via EDGAR (as Exhibit d.17) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

8.

Seventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of May 29, 2009, filed via EDGAR (as Exhibit d.18) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

9.

Eighth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 29, 2009, filed via EDGAR (as Exhibit d.22) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

10.

Ninth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 1, 2010, filed via EDGAR (as Exhibit d.26) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

11.

Tenth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of June 30, 2010, filed via EDGAR (as Exhibit d.27) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

12.

Eleventh Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of September 14, 2010, filed via EDGAR (as Exhibit d.28) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

13.

Twelfth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of January 1, 2011, filed via EDGAR (as Exhibit d.29) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

14.

Thirteenth Amendment to Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of March 15, 2011, filed via EDGAR (as Exhibit d.30) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

15.

Fourteenth Amendment to Amended and Restated Investment Advisory Agreement between Registrant and VIA effective as of February 6, 2012, on behalf of Dynamic AlphaSector Fund (formerly Market Neutral Fund), filed via EDGAR (as Exhibit d.15) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

16.

Fifteenth Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and VIA effective as of August 28, 2012, on behalf of Emerging Markets Debt Fund, Emerging Markets Equity Income Fund, Herzfeld Fund, International Small-Cap Fund and Wealth Masters Fund, filed via EDGAR (as Exhibit d.16) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

17.

Sixteenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of December 18, 2012, on behalf of Disciplined Equity Style Fund, Disciplined Select Bond Fund and Disciplined Select Country Fund, filed via EDGAR (as Exhibit d.17) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

18.

Seventeenth Amendment to the Amended and Restated Investment Advisory Agreement, by and between Registrant and VIA effective as of June 10, 2013, on behalf of Low Volatility Equity Fund, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

19.

Subadvisory Agreement between VIA and BMO Asset Management Corp. (formerly Harris Investment Management, Inc.) (“BMO”) on behalf of Global Commodities Stock Fund dated March 15, 2011, filed via EDGAR (as Exhibit d.37) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

20.

Subadvisory Agreement between VIA and Coxe Advisors LLC (“Coxe”) on behalf of Global Commodities Stock Fund dated March 15, 2011, filed via EDGAR (as Exhibit d.19) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

21.

Subadvisory Agreement between VIA and Duff & Phelps Investment Management Co. (“Duff & Phelps”), dated June 27, 2007, on behalf of Global Dividend Fund and Real Estate Securities Fund, filed via EDGAR (as Exhibit d.8 ) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

a)

First Amendment to Subadvisory Agreement between VIA and Duff & Phelps dated September 24, 2007, on behalf of International Real Estate Securities Fund, filed via EDGAR (as Exhibit d.11) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

b)

Second Amendment to Subadvisory Agreement between VIA and Duff & Phelps on behalf of Global Real Estate Securities Fund dated March 2, 2009, filed via EDGAR (as Exhibit d.20) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

c)

Third Amendment to Subadvisory Agreement between VIA and Duff & Phelps on behalf of Global Dividend Fund, Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund dated January 1, 2010, filed via EDGAR (as Exhibit d.31) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

22.

Subadvisory Agreement between VIA and Euclid Advisors LLC (“Euclid”) on behalf of Alternatives Diversifier Fund, AlphaSector Rotation Fund, Allocator Premium AlphaSector Fund, Global Premium AlphaSector Fund, and Premium AlphaSector Fund dated September 30, 2011, filed via EDGAR (as Exhibit d.32) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

23.

Subadvisory Agreement between VIA and Euclid on behalf of Dynamic AlphaSector Fund dated February 6, 2012, filed via EDGAR (as Exhibit d.22) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

24.

Interim Subadvisory Agreement between VIA and Euclid on behalf of International Equity Fund dated May 23, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

25.

Subadvisory Agreement between VIA and F-Squared Investments, Inc. (“F-Square Investments”)on behalf of AlphaSector Rotation Fund dated September 29, 2009, filed via EDGAR (as Exhibit d.21) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

a)

First Amendment to Subadvisory Agreement between VIA and F-Squared Investments on behalf of AlphaSector Rotation Fund dated June 30, 2010, filed via EDGAR (as Exhibit d.25) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

b)

Second Amendment to Subadvisory Agreement between VIA and F-Squared Investments dated March 25, 2011, filed via EDGAR (as Exhibit d.34) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

c)

Assignment and Assumption Agreement between F-Squared Investments and F-Squared Institutional Advisors, LLC (F-Squared Institutional”) on behalf of Premium AlphaSector Fund dated August 25, 2010, filed via EDGAR (as Exhibit d.33) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

d)

Assignment and Assumption Agreement between F-Squared Investments and F-Squared Institutional on behalf of AlphaSector Rotation Fund dated January 1, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

26.

Subadvisory Agreement between VIA and F-Squared Institutional, on behalf of Premium AlphaSector Fund dated August 25, 2010, filed via EDGAR (as Exhibit d.35) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

a)

First Amendment to Subadvisory Agreement between VIA and F-Squared Institutional, on behalf of Premium AlphaSector Fund, Allocator Premium AlphaSector Fund and Global Premium AlphaSector Fund dated March 15, 2011, filed via EDGAR (as Exhibit d.36) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

b)

Assignment and Assumption Agreement between F-Squared Institutional and F-Squared Alternative Investments, LLC (“F-Squared Alternative”) on behalf of Dynamic AlphaSector Fund dated January 1, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

27.

Subadvisory Agreement between VIA and Horizon Asset Management LLC (“Horizon”) on behalf of Wealth Masters Fund dated August 28, 2012, filed via EDGAR (as Exhibit d.25) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

28.

Subadvisory Agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne Anderson”) on behalf of International Small-Cap Equity Fund dated August 28, 2012, filed via EDGAR (as Exhibit d.26) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

29.

Subadvisory Agreement between VIA and Kleinwort Benson Investors International, Ltd. (“KBI”) on behalf of Emerging Markets Equity Income Fund dated August 28, 2012, filed via EDGAR (as Exhibit d.27) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

30.

Subadvisory Agreement between VIA and Newfleet Asset Management, LLC (formerly SCM Advisors LLC) (“Newfleet”) dated July 1, 1998, filed via EDGAR (as Exhibit d.2) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

a)

Investment Subadvisory Agreement Amendment between VIA and Newfleet effective July 1, 1998 for the purpose of amending the Subadvisory Agreement of the same date in order to correct a typographical error in such Subadvisory Agreement, filed via EDGAR (as Exhibit d.3) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

b)

Amendment to Subadvisory Agreement between VIA and Newfleet dated November 20, 2002, filed via EDGAR (as Exhibit d.4) with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

c)

Third Amendment to Subadvisory Agreement between VIA and Newfleet dated September 1, 2006, filed via EDGAR (as Exhibit d.5) with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

d)

Fourth Amendment to Subadvisory Agreement between VIA and Newfleet, on behalf of High Yield Fund, dated June 27, 2007, filed via EDGAR (as Exhibit d.9) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

e)

Fifth Amendment to Subadvisory Agreement between VIA and Newfleet, on behalf of Bond Fund and High Yield Fund, dated January 1, 2010, filed via EDGAR (as Exhibit d.23) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

f)

Sixth Amendment to Subadvisory Agreement between VIA and Newfleet on behalf of Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund dated June 2, 2011, filed via EDGAR (as Exhibit d.38) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

g)

Seventh Amendment to Subadvisory Agreement between VIA and Newfleet on behalf of CA Tax-Exempt Bond Fund dated September 30, 2011, filed via EDGAR (as Exhibit d.39) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

31.

Subadvisory Agreement between VIA and Newfleet on behalf of Emerging Markets Debt Fund dated August 28, 2012, filed via EDGAR (as Exhibit d.29) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

32.

Subadvisory Agreement between VIA and Newfound Investments, LLC (“Newfound”) on behalf of Disciplined Equity Style Fund, Disciplined Select Bond Fund and Disciplined Select Country Fund dated December 18, 2012, filed via EDGAR (as Exhibit d.30) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

33.

Subadvisory Agreement between VIA and Thomas J. Herzfeld Advisors, Inc. (“Herzfeld”) on behalf of Herzfeld Fund dated August 28, 2012, filed via EDGAR (as Exhibit d.32) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

34.

Subadvisory Agreement between VIA and Vontobel Asset Management, Inc. (“Vontobel”) dated September 24, 2007, on behalf of Foreign Opportunities Fund, filed via EDGAR (as Exhibit d.12) with Post-Effective Amendment No. 28 (File No. 033-65137) on November 14, 2007 and incorporated herein by reference.

a)

First Amendment to Subadvisory Agreement between VIA and Vontobel dated January 1, 2009, filed via EDGAR (as Exhibit d.15) with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009 and incorporated by reference.

b)

Second Amendment to Subadvisory Agreement between VIA and Vontobel on behalf of Global Opportunities Fund dated January 28, 2009, filed via EDGAR (as Exhibit d.16) with Post-Effective Amendment No. 33 (File No. 033-65137) on March 2, 2009 and incorporated by reference.

c)

Third Amendment to Subadvisory Agreement between VIA and Vontobel on behalf of Greater Asia ex Japan Opportunities Fund and Greater European Opportunities Fund dated April 21, 2009, filed via EDGAR (as Exhibit d.19) with Post-Effective Amendment No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

d)

Fourth Amendment to Subadvisory Agreement between VIA and Vontobel on behalf of Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia ex Japan Opportunities Fund and Greater European Opportunities Fund dated January 1, 2010, filed via EDGAR (as Exhibit d.24) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

35.

Subadvisory Agreement between VIA and Rampart Investment Management Company, LLC (“Rampart”) on behalf of Low Volatility Equity Fund dated June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

(e)	Underwriting Agreement.
1.

Underwriting Agreement between VP Distributors, LLC (formerly VP Distributors, Inc.) (“VP Distributors”) and Registrant dated July 1, 1998 and filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

2.

Form of Sales Agreement between VP Distributors and dealers (December 18, 2012), filed via EDGAR (as Exhibit e.2) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

(f)	None.

(g)	Custodian Agreement.
1.

Master Custody Agreement between Registrant and JPMorgan Chase Bank, N.A., dated March 1, 2013, filed via EDGAR (as Exhibit g.1) with Post-Effective Amendment No. 56 to the Registration Statement of Virtus Insight Trust (File No. 033-64915) on April 29, 2013 and incorporated herein by reference.

(h)	Other Material Contracts.
1.

Amended and Restated Transfer Agency and Service Agreement between the Virtus Mutual Funds and VP Distributors (since assigned to Virtus Fund Services, LLC (“Virtus Fund Services”)) dated January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

a)

Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds and VP Distributors (since assigned to Virtus Fund Services) effective as of April 14, 2010, filed via EDGAR (as Exhibit h.2) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

b)

Second Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds and VP Distributors (since assigned to Virtus Fund Services) effective as of March 15, 2011, filed via EDGAR (as Exhibit h.3) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

c)

Third Amendment to Amended and Restated Transfer Agency and Service Agreement between Virtus Mutual Funds and VP Distributors (since assigned to Virtus Fund Services) effective as of January 1, 2013, filed via EDGAR (as Exhibit h.1.c) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

2.

Sub-Transfer Agency and Shareholder Services Agreement among the Registrant, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), dated April 15, 2011, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 54 to the Registration Statement of Virtus Insight Trust (File No. 033-64915) on April 27, 2012 and incorporated herein by reference.

3.

Amended and Restated Administration Agreement between Registrant and VP Distributors (since assigned to Virtus Fund Services), dated January 1, 2010, filed via EDGAR (as Exhibit h.4) with PEA No. 36 (File No. 033-65137) on January 28, 2010 and incorporated herein by reference.

a)

First Amendment to Amended and Restated Administration Agreement between Registrant and VP Distributors (since assigned to Virtus Fund Services), dated April 14, 2010, filed via EDGAR (as Exhibit h.5) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

b)

Second Amendment to Amended and Restated Administration Agreement between Registrant and VP Distributors (since assigned to Virtus Fund Services), dated June 30, 2010, filed via EDGAR (as Exhibit h.6) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

c)

Third Amendment to Amended and Restated Administration Agreement between Registrant and VP Distributors (since assigned to Virtus Fund Services), dated September 14, 2010, filed via EDGAR (as Exhibit h.7) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

d)

Fourth Amendment to Amended and Restated Administration Agreement between Registrant and VP Distributors (since assigned to Virtus Fund Services), dated January 1, 2011, filed via EDGAR (as Exhibit h.8) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

e)

Fifth Amendment to Amended and Restated Administration Agreement between Registrant and VP Distributors (since assigned to Virtus Fund Services), dated March 15, 2011, filed via EDGAR (as Exhibit h.9) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

f)

Sixth Amendment to Amended and Restated Administration Agreement between Registrant and VP Distributors (since assigned to Virtus Fund Services), dated August 28, 2012, filed via EDGAR (as Exhibit h.2.f) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

g)

Seventh Amendment to Amended and Restated Administration Agreement between Registrant and VP Distributors (since assigned to Virtus Fund Services), dated December 18, 2012, filed via EDGAR (as Exhibit h.2.g) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

h)

Eighth Amendment to Amended and Restated Administration Agreement between Registrant and Virtus Fund Services, dated June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

4.

Sub-Administration and Accounting Services Agreement among the Registrant, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, dated January 1, 2010, filed via EDGAR with Post-Effective Amendment No. 50 to the Registration Statement of Virtus Insight Trust (File No. 033-64915) on February 25, 2010 and incorporated herein by reference.

a)

First Amendment to Sub-Administration and Accounting Services Agreement among the Registrant, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, dated June 30, 2010 filed via EDGAR (as Exhibit h.13.) with Post-Effective Amendment No. 52 to the Registration Statement of Virtus Insight Trust (File No. 033-64915) on April 28, 2011 and incorporated herein by reference.

b)

Second Amendment to Sub-Administration and Accounting Services Agreement among the Registrant, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, dated September 14, 2010 filed via EDGAR (as Exhibit h.14.) with Post-Effective Amendment No. 52 to the Registration Statement of Virtus Insight Trust (File No. 033-64915) on April 28, 2011 and incorporated herein by reference.

c)

Third Amendment to Sub-Administration and Accounting Services Agreement among the Registrant, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, dated March 15, 2011 filed via EDGAR (as Exhibit h.15.) with Post-Effective Amendment No. 52 to the Registration Statement of Virtus Insight Trust (File No. 033-64915) on April 28, 2011 and incorporated herein by reference.

d)

Fourth Amendment to Sub-Administration and Accounting Services Agreement among the Registrant, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, dated August 28, 2012, filed via EDGAR (as Exhibit h.4.d) with Post-Effective Amendment No. 56 to the Registration Statement of Virtus Insight Trust (File No. 033-64915) on April 29, 2013 and incorporated herein by reference.

e)

Fifth Amendment to Sub-Administration and Accounting Services Agreement among the Registrant, VP Distributors (since assigned to Virtus Fund Services) and BNY Mellon, dated December 18, 2012, filed via EDGAR with Post-Effective Amendment No. 56 to the Registration Statement of Virtus Insight Trust (File No. 033-64915) on April 29, 2013 and incorporated herein by reference.

f)

Sixth Amendment to Sub-Administration and Accounting Services Agreement among the Registrant, Virtus Fund Services and BNY Mellon, dated June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

5.

Eighteenth Amended and Restated Expense Limitation Agreement between Registrant and VIA effective as of June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

6.

Second Amended and Restated Fee Waiver Agreement between Registrant and VP Distributors, dated as of March 17, 2011, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

(i)	Legal Opinion.
1.	Opinion and consent of Morris, Nichols, Arsht & Tunnell, filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

2.*	Opinion of Counsel as to legality of shares dated December 16, 2013, filed via EDGAR herewith.

(j)	Other Opinions.
1.*	Consent of Independent Registered Public Accounting Firm, filed herewith.

(k)	Not applicable.

(l)

Share Purchase Agreement (the “Share Purchase Agreement”) between Registrant and GMG/Seneca Capital Management, L.P., filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

(m)	Rule 12b-1 Plans.
1.

Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), effective March 1, 2007, filed via EDGAR (as Exhibit m.1.) with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

a)

Amendment to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.4) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

b)

Amendment No. 2 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective September 24, 2007, filed via EDGAR (as Exhibit m.8) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

c)

Amendment No. 3 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective October 1, 2007, filed via EDGAR (as Exhibit m.11) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

d)

Amendment No. 4 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective January 31, 2008, filed via EDGAR (as Exhibit m.13) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

e)

Amendment No. 5 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective March 2, 2009, filed via EDGAR (as Exhibit m.15) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

f)

Amendment No. 6 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective April 21, 2009, filed via EDGAR (as Exhibit m.16) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

g)

Amendment No. 7 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective June 30, 2010, filed via EDGAR (as Exhibit m.19) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

h)

Amendment No. 8 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective September 14, 2010, filed via EDGAR (as Exhibit m.21) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

i)

Amendment No. 9 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective March 15, 2011, filed via EDGAR (as Exhibit m.23) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

j)

Amendment No. 10 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective August 28, 2012, filed via EDGAR (as Exhibit m.1.j) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

k)

Amendment No. 11 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective December 18, 2012, filed via EDGAR (as Exhibit m.1.k) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

l)

Amendment No. 12 to Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

2.

Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 1, 2007, filed via EDGAR (as Exhibit m.2) with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

a)

Amendment to Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.5) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

b)

Amendment No. 2 to Class B Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective September 24, 2007, filed via EDGAR (as Exhibit m.9) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

3.

Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 1, 2007, filed via EDGAR (as Exhibit m.3) with Post-Effective Amendment No. 25 (File No. 033-65137) on June 27, 2007 and incorporated herein by reference.

a)

Amendment to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.6) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

b)

Amendment No. 2 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective September 24, 2007, filed via EDGAR (as Exhibit m.10) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

c)

Amendment No. 3 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective October 1, 2007, filed via EDGAR (as Exhibit m.12) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

d)

Amendment No. 4 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective January 31, 2008, filed via EDGAR (as Exhibit m.14) with Post-Effective Amendment No. 29 (File No. 033-65137) on January 28, 2008 and incorporated herein by reference.

e)

Amendment No. 5 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 2, 2009, filed via EDGAR (as Exhibit m.17) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

f)

Amendment No. 6 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective April 21, 2009, filed via EDGAR (as Exhibit m.18) with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

g)

Amendment No. 7 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective June 30, 2010, filed via EDGAR (as Exhibit m.20) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

h)

Amendment No. 8 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective September 14, 2010, filed via EDGAR (as Exhibit m.22) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

i)

Amendment No. 9 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective March 15, 2011, filed via EDGAR (as Exhibit m.24) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

j)

Amendment No. 10 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective August 28, 2012, filed via EDGAR (as Exhibit m.3.j) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

k)

Amendment No. 11 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act effective December 18, 2012, filed via EDGAR (as Exhibit m.3.k) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

l)

Amendment No. 12 to Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

4.

Class T Shares Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act, effective June 27, 2007, filed via EDGAR (as Exhibit m.7) with Post-Effective Amendment No. 27 (File No. 033-65137) on September 24, 2007 and incorporated herein by reference.

(n)	Rule 18f-3 Plans.
1.

Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of August 19, 2009, filed via EDGAR with Post-Effective No. 34 (File No. 033-65137) on October 1, 2009 and incorporated herein by reference.

a)

First Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of June 30, 2010, filed via EDGAR (as Exhibit n.2) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

b)

Second Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of September 14, 2010, filed via EDGAR (as Exhibit n.3) with Post-Effective Amendment No. 44 (File No. 033-65137) on January 27, 2011 and incorporated herein by reference.

c)

Third Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of March 15, 2011, filed via EDGAR (as Exhibit n.4) with Post-Effective Amendment No. 51 (File No. 033-65137) on January 27, 2012 and incorporated herein by reference.

d)

Fourth Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of August 8, 2012, filed via EDGAR (as Exhibit n.1.d) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

e)

Fifth Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of August 28, 2012, filed via EDGAR (as Exhibit n.1.e) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

f)

Sixth Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of September 21, 2012, filed via EDGAR (as Exhibit n.1.f) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

g)

Seventh Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of December 18, 2012, filed via EDGAR (as Exhibit n.1.g) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

h)

Eighth Amendment to Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act, effective as of June 10, 2013, filed via EDGAR with Post-Effective Amendment No. 64 (File No. 033-65137) on June 10, 2013 and incorporated herein by reference.

(o)	Reserved.

(p)	Code of Ethics.
1.

Amended and Restated Codes of Ethics of the Virtus Mutual Funds dated February 2012, filed via EDGAR (as Exhibit p.1) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

2.

Amended and Restated Code of Ethics of Duff & Phelps, Euclid, Kayne Anderson, Newfleet, Newfound, Rampart, VIA and VP Distributors dated October 1, 2012, filed via EDGAR (as Exhibit p.2) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

3.

Standards of Business Conduct and Code of Ethics of Subadviser BMO amended as of July 1, 2012, filed via EDGAR (as Exhibit p.3) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

4.

Code of Ethics and Insider Trading Policy of Sub-Subadviser Coxe as of February 1, 2012, filed via EDGAR (as Exhibit p.4) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

5.

Code of Ethics of Subadviser Vontobel dated February 2, 2012, filed via EDGAR (as Exhibit p.5) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

6.

Code of Ethics of Subadviser F-Squared Alternative and F-Squared Institutional dated September 15, 2012, filed via EDGAR (as Exhibit p.6) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

7.

Code of Ethics of Subadviser Herzfeld dated May 23, 2012, filed via EDGAR (as Exhibit p.8) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

8.

Code of Ethics of Subadviser Horizon dated June 2012, filed via EDGAR (as Exhibit p.9) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

9.	Code of Ethics of Subadviser KBI dated May 2012, filed via EDGAR (as Exhibit p.10) with Post-Effective Amendment No. 61 (File No. 033-65137) on January 25, 2013 and incorporated herein by reference.

(q)	Power of Attorney for all Trustees, dated February 28, 2008, filed via EDGAR with Post-Effective Amendment No. 32 (File No. 033-65137) on January 28, 2009 and incorporated herein by reference.

 *Filed herewith

Item 29.	Persons Controlled by or Under Common Control with the Fund

None.

Item 30.	Indemnification

The indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Underwriting Agreement incorporated herein by reference to Exhibit 6.1 of the Registrant’s Registration Statement filed on Form N-1A on October 6, 1998. Indemnification of Registrant’s Custodian is provided for in Article III, section 8 and Article VIII section 1(c) of the Master Custody Agreement incorporated herein by reference to Exhibit G.2 of the Registrant’s Registration Statement filed on Form N-1A on July 28, 2010. The indemnification of Registrant’s Transfer Agent and Administrator is provided for, respectively, in Article 6 of the Amended and Restated Transfer Agency and Service Agreement incorporated herein by reference to Exhibit 13(a) and Paragraph 5 of the Amended and Restated Administration Agreement incorporated herein by reference to Exhibit 13(c) of the Registrant’s Registration Statement filed on Form N-14 on March 25, 2010.

In addition, Article VII sections 2 and 3 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference to Exhibit A of the Registrant’s Registration Statement filed on Form N-1A on October 30, 2000, provides in relevant part as follows:

“A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust’s request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the 1940 Act, as amended and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. …

… A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.”

In addition, Article III section 7 of such Agreement and Declaration of Trust provides for the indemnification of shareholders of the Registrant as follows: “If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person’s acts or omissions, the Shareholder or former Shareholder (or such Person’s heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Trust may, at its option and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets held with respect to the particular series.”

Article VI Section 2 of the Registrant’s Bylaws incorporated herein by reference to Exhibit B.1 of the Registrant’s Registration Statement filed on Form N-1A on October 27, 2006, provides in relevant part, subject to certain exceptions and limitations, “every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Such indemnification would not apply in the case of any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties. The Investment Advisory Agreement, Subadvisory Agreements, Foreign Custody Manager Agreement, Sub-Administration Agreement and Sub-Transfer Agency and Service Agreement, each as amended, respectively provide that the Registrant will indemnify the other party (or parties, as the case may be) to the agreement for certain losses. Similar indemnities to those listed above may appear in other agreements to which the Registrant is a party.

The Registrant, in conjunction with VIA, the Registrant’s Trustees, and other registered investment management companies managed by VIA, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against such person and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser and Subadvisers

See “Management of the Funds” in the Prospectus and “Services of the Adviser and Subadvisers” and “Management of the Trust” in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and Subadviser’s current Form ADV filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

Adviser	SEC File No.:
VIA	801-5995
BMO	801-35533
Coxe	801-69880
Duff & Phelps	801-14813
Euclid	801-54263
F-Squared Alternative	801-72940
F-Squared Institutional	801-71753
Herzfeld	801-20866
Horizon	801-47515
Kayne Anderson	801-24241
KBI	801-60358
Newfleet	801-51559
Newfound	801-77272
Rampart	801-77244
Vontobel	801-21953

Item 32.	Principal Underwriter

VP Distributors serves as the principal underwriter for the following registrants:

Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust and Virtus Variable Insurance Trust.

(b)	Directors and executive officers of VP Distributors, 100 Pearl Street, Hartford, CT 06103 are as follows:

Name and Principal Business Address	Positions and Offices with Distributor	Positions and Offices with Registrant
George R. Aylward	Director and Executive Vice President	President and Trustee

Kevin J. Carr	Vice President, Counsel and Secretary	Vice President, Counsel, Chief Legal Officer and Secretary

Nancy J. Engberg	Vice President and Assistant Secretary	Vice President and Chief Compliance Officer

David Hanley	Vice President and Treasurer	None

David C. Martin	Vice President and Chief Compliance Officer	None

Jeff Cerutti	Director and President	None

Francis G. Waltman	Director	Senior Vice President

(c)

To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 33.	Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder include:

Secretary of the Trust:	Principal Underwriter, Administrator and Transfer Agent:
Kevin J. Carr, Esq. 100 Pearl Street Hartford, CT 06103	VP Distributors, LLC 100 Pearl Street Hartford, CT 06103

Investment Adviser:	Custodian:
Virtus Investment Advisers, Inc. 100 Pearl Street Hartford, CT 06103	The Bank of New York Mellon One Wall Street New York, NY 10286

Fund Accountant, Sub-Administrator, Sub-Transfer Agent and Dividend Dispersing Agent:	Subadvisers to: Global Commodities Stock Fund
BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, DE 19809	BMO Asset Management Corp. 190 South LaSalle Street, 4th Floor Chicago, IL 60603 Coxe Advisors LLP 115 South Lasalle Street, 11TH Floor Chicago, IL 60603

Subadviser to: Global Dividend Fund, Global Real Estate Securities Fund, International Real Estate Securities Fund and Real Estate Securities Fund	Subadviser to: Alternatives Diversifier Fund, AlphaSector Rotation Fund, Dynamic AlphaSector Fund, Allocator Premium AlphaSector Fund, Global Premium AlphaSector Fund, International Equity Fund, and Premium AlphaSector Fund
Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606	Euclid Advisors, LLC 100 Pearl Street Hartford, CT 06103

Subadviser to Allocator Premium AlphaSector Fund, Global Premium AlphaSector Fund and Premium AlphaSector Fund and AlphaSector Rotation Fund:	Subadviser to: Dynamic AlphaSector Fund
F-Squared Institutional Advisors, LLC 2221 Washington Street, Suite 201 Newton, MA 02462	F-Squared Alternative Investments, LLC 2221 Washington Street, Suite 201 Newton, MA 02462

Subadviser to: Herzfeld Fund	Subadviser to: Wealth Masters Fund
Thomas J. Herzfeld Advisors, Inc. 119 Washington Avenue, Suite 504 Miami Beach, FL 33139	Horizon Asset Management LLC 470 Park Avenue South New York, NY 10016

Subadviser to: Emerging Markets Small-Cap Fund and International Small-Cap Equity Fund	Subadviser to: Emerging Markets Equity Income Fund
Kayne Anderson Rudnick Investment Management, LLC 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067	Kleinwort Benson Investors International, Ltd. Joshua Dawson House, Dawson Street Dublin 2, Ireland

Subadviser to: CA Tax-Exempt Bond Fund, Bond Fund, Emerging Markets Debt Fund; High Yield Fund, Multi-Sector Fixed Income Fund, Multi-Sector Short Term Bond Fund and Senior Floating Rate Fund	Subadviser to: Disciplined Equity Style Fund, Disciplined Select Bond Fund and Disciplined Select Country Fund
Newfleet Asset Management, LLC 100 Pearl Street Hartford, CT 06103	Newfound Investments, LLC 100 Pearl Street Hartford, CT 06103

Subadviser to: Foreign Opportunities Fund, Global Opportunities Fund, Greater Asia ex Japan Opportunities Fund and Greater European Opportunities Fund
Vontobel Asset Management, Inc. 1540 Broadway, 38th Floor New York, NY 10036

Item 34.	Management Services

None.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, as amended, the Registrant certifies that it meets all requirements for effectiveness for this registration statement under Rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and the State of Connecticut on the 16th day of December, 2013.

VIRTUS OPPORTUNITIES TRUST

By:	/s/ GEORGE R. AYLWARD
George R. Aylward
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 16th day of December, 2013.

Signature	Title

/s/ GEORGE R. AYLWARD
George R. Aylward	Trustee and President (principal executive officer)

/s/ W. PATRICK BRADLEY
W. Patrick Bradley	Chief Financial Officer and Treasurer (principal financial and accounting officer)
/s/ LEROY KEITH, JR.
Leroy Keith, Jr.*	Trustee

/s/ PHILIP R. MCLOUGHLIN
Philip R. McLoughlin*	Trustee and Chairman

/s/ GERALDINE M. MCNAMARA
Geraldine M. McNamara*	Trustee

/s/ JAMES M. OATES
James M. Oates*	Trustee

/s/ RICHARD E. SEGERSON
Richard E. Segerson*	Trustee

/s/ FERDINAND L.J. VERDONCK
Ferdinand L.J. Verdonck*	Trustee

*By	GEORGE R. AYLWARD
*George R. Aylward, Attorney-in-Fact, pursuant to a power of attorney

Exhibit Index

(i)2.	Opinion of Counsel as to legality of shares dated December 16, 2013.

(j)	Consent of Independent Registered Public Accounting Firm.